                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

              Investment Company Act file number:     811-5199
                                                 ------------------

                       SteinRoe Variable Investment Trust
         --------------------------------------------------------------
               (Exact name of registrant as specified in charter)

            One Financial Center, Boston, Massachusetts     02111
          ------------------------------------------------------------
            (Address of principal executive offices)      (Zip code)

                            Vincent Pietropaolo, Esq.
                         Columbia Management Group, Inc.
                              One Financial Center
                                Boston, MA 02111
               ---------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 1-617-772-3698
                                                    ----------------

Date of fiscal year end:   12/31/04
                        ---------------

Date of reporting period:  12/31/04
                         --------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT - CLASS B SHARES
DECEMBER 31, 2004

[GRAPHIC]

STEINROE VARIABLE INVESTMENT TRUST

2004 ANNUAL REPORT - CLASS B SHARES

PRESIDENT'S MESSAGE
SteinRoe Variable Investment Trust

Dear Shareholder:

As a direct result of the merger of our former parent company, FleetBoston Financial and Bank of America, changes are in the works that we believe offer significant potential benefits for our shareholders. We plan to bring the funds of our respective organizations together in a single family that covers a wide range of markets, sectors and asset classes. As a result, some funds in your variable annuity may be merged in order to eliminate redundancies and fund management teams will be aligned to maximize performance potential. You will receive more detailed information about these proposed mergers and you may be asked to vote on certain changes, if they affect your investment. In this matter, your timely response will enable us to implement the changes in 2005.

12-MONTH ECONOMIC AND MARKET REVIEW
As the economy continued to grow at a healthy pace, stock and bond markets delivered positive returns. The S&P 500 Index, a broad measure of US stock market performance, gained 10.88% for the 12-month period through December 31, 2004. Most of that gain came in the last 10 weeks of the year. Corporate profit growth was strong, interest rates remained relatively low and both consumer and business spending was robust. Value stocks outpaced growth stocks and small-cap stocks did better than large-cap stocks for the fifth consecutive year. Real estate investment trusts were the strongest-performing asset class with a 31.58% gain, as measured by the NAREIT Index. Foreign stock markets also performed well. The MSCI EAFE Index, which measures stock market performance in developed countries, returned 17.60%. Volatile, emerging market stocks gained 22.40%.

The US bond market surprised investors with solid returns despite five short-term increases by the Federal Reserve Board, which heralded the end of an extended period of low borrowing rates. Long-term bond yields ended the period almost where they started. However, they experienced considerable volatility during the period, as the job market disappointed before it strengthened and economic growth faltered before it picked up in the second half. In this environment, the Lehman Brothers Aggregate Bond Index returned 4.34%. This index measures the performance of government, corporate, mortgage- and asset-backed fixed income securities. High-yield bonds turned in a second year of outstanding performance. The JPMorgan Global High Yield Index returned 11.55%.

ABOUT YOUR FUND'S PERFORMANCE
In the reports that follow, fund managers discuss the reasons for performance and strategies that aided or hindered performance during the 12-month period ended December 31, 2004. We encourage you to read the reports of the funds you own and to discuss any questions you may have with your financial professional. As always, thank you for your business. We look forward to helping you achieve your long-term financial goals, and we will continue to work hard to earn your confidence.

Sincerely,

/s/ Christopher L. Wilson

Christopher L. Wilson
President, Columbia Funds

                                                    Not FDIC   May Lose Value
                                                    Insured    No Bank Guarantee

Economic and market conditions change frequently. There is no assurance that the trends described in this report will continue or commence.

PERFORMANCE AT A GLANCE

SteinRoe Variable Investment Trust

                                                                           AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/04 (%)
                                                                     INCEPTION     1-YEAR       5-YEAR       10-YEAR       LIFE
--------------------------------------------------------------------------------------------------------------------------------
STEINROE VARIABLE INVESTMENT TRUST
Liberty Asset Allocation Fund, Variable Series -- Class B(1)          6/1/00         9.80         0.82         8.38           --
Liberty Federal Securities Fund, Variable Series -- Class B(1)        6/1/00         3.92         6.55         6.96           --
Liberty Money Market Fund, Variable Series                            1/1/89         0.88         2.48         3.80           --
Liberty Small Company Growth Fund, Variable Series -- Class B(1)      6/1/00        11.47         0.59         6.78           --
Stein Roe Growth Stock Fund, Variable Series -- Class B*(1)           6/1/00        -2.15       -10.83         8.11           --

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT YOUR INSURANCE COMPANY.

PERFORMANCE NUMBERS REFLECT ALL FUND EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNTS. IF PERFORMANCE INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, IT WOULD BE LOWER.

* Effective February 25, 2005, the fund's name will change to Columbia Large Cap Growth Fund, Variable Series.

(1) Class B shares (newer class shares) performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares. If differences in expenses were reflected, the returns for the periods prior to the inception of the new class of shares would be lower.

TABLE OF CONTENTS

SteinRoe Variable Investment Trust

STEINROE VARIABLE INVESTMENT TRUST
   PORTFOLIO MANAGERS' DISCUSSIONS
   Liberty Asset Allocation Fund, Variable Series                 178
   Liberty Federal Securities Fund, Variable Series               207
   Liberty Money Market Fund, Variable Series                     224
   Liberty Small Company Growth Fund, Variable Series             236
   Stein Roe Growth Stock Fund, Variable Series                   251

   FINANCIAL STATEMENTS
   Liberty Asset Allocation Fund, Variable Series                 181
   Liberty Federal Securities Fund, Variable Series               210
   Liberty Money Market Fund, Variable Series                     227
   Liberty Small Company Growth Fund, Variable Series             239
   Stein Roe Growth Stock Fund, Variable Series                   254

                Must be preceded or accompanied by a prospectus.
                    Columbia Funds Distributor, Inc. 02/2005

PORTFOLIO MANAGER'S DISCUSSION

Liberty Asset Allocation Fund, Variable Series / December 31, 2004

Liberty Asset Allocation Fund, Variable Series seeks high total investment return.

Harvey B. Hirschhorn, CFA, is the lead portfolio manager of the fund. He has been associated with Columbia Management Advisors, Inc. and its predecessors since 1973. Mr. Hirschhorn is responsible for allocating the fund's assets among various asset classes. Security selection and buy/sell decisions are made by investment professionals with expertise in the specific asset classes.

A strategy emphasizing stocks with a broad diversification across market caps and styles (growth and value) and a minimal cash position drove the fund's performance for the year. Although the fund slightly outperformed the Lehman Brothers Aggregate Bond Index and the Lehman Brothers Government/Credit Index benchmarks, it underperformed the S&P 500 Index benchmark. However, as the fund had a bias towards equities, the fund outperformed its peer group, the Lipper Variable Series Balanced Funds Category(1). Holdings across equity capitalization ranges also benefited the fund, as smaller companies performed better than larger ones during the year. Exposure to real estate investment companies (REITs) and international stocks also boosted returns. In fact, a relatively light exposure to REITs held the fund back from higher potential gains.

ECONOMIC ENVIRONMENT FAVORED EQUITIES
Uncertainties regarding Iraq, global terrorism and the US elections, as well as surging oil prices, dampened stock performance for much of 2004. The stock market staged a sharp rally in the final quarter as the election process ended with a clear victor. Overall, total returns were favorable. By contrast, the fixed-income markets underperformed equities but actually fared better than anticipated. Fears that rising short-term rates would boost longer-term rates and bring bond prices down proved unfounded. Long-term rates remained low despite five increases in short-term rates by the Federal Reserve. By year end, energy prices had come down from a 21-year high reached in the fall, reducing inflation fears.

GROWTH AND VALUE STOCKS CONTRIBUTED TO PERFORMANCE
The fund's 66% equity allocation was the major factor driving performance. While we began the year with a bias towards value stocks, we shifted more money into growth issues as the value sector continued to outperform. While we were early in this move, the fund was overweight in growth stocks when they returned to favor in the fourth quarter. An expanding economy and solid corporate growth rates buoyed both value and growth issues during 2004. International stocks also aided performance, and we are maintaining the fund's current position in this asset class. The fund participated in exceptionally strong performance from smaller capitalization companies and REIT stocks during the year.

SHIFT FROM HIGH-YIELD BONDS WAS PREMATURE
The fund's fixed-income holdings were largely focused on high-yield bonds, investment grade corporate bonds and mortgage securities, with lower exposure to US Treasury bonds. Early in the year, we reduced the fund's exposure to high-yield securities to a neutral weight. As the spread between high-yield and investment-grade bond yields narrowed, we became less enthusiastic about the sector. This shift was premature, as high-yield bonds continued to lead the fixed-income markets for the balance of 2004. Nevertheless, the fund's bond holdings delivered respectable relative returns for the year.

POSITIONED FOR GROWTH
We have positioned the fund in anticipation of continued economic growth in 2005, with somewhat lower expectations for corporate profit growth. We believe that continued economic expansion and slow but steady corporate profit growth favors stocks over bonds. We also expect downward pressure on the dollar and massive trade deficits to have a greater negative impact on the bond market in 2005. We continue to favor larger companies and believe an equal-weighted approach to growth and value companies will continue to work well for the fund.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence.

An investment in the Liberty Asset Allocation Fund, Variable Series offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business developments. In addition, because the fund invests in high-yield securities it offers the potential for high current income and attractive total return, but involves certain risks, including credit risks associated with lower-rated bonds and interest rate risks. The fund also invests in foreign securities, which have risks including currency fluctuations, political and economic instability and less regulation.

Investments in small-cap companies may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid than investments in larger companies.

An investment in the fund may be subject to certain risks associated with ownership of real estate such as possible declines in value, environmental problems, natural disasters, changes in interest rates and local economic conditions.

Holdings are disclosed as of December 31, 2004, and are subject to change.

(1) Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

PERFORMANCE INFORMATION

Liberty  Asset Allocation Fund, Variable Series / December 31, 2004

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004 (%)

                                     1-YEAR     5-YEAR    10-YEAR
Class B (6/1/00)                       9.80       0.82       8.38
S&P 500 Index                         10.88      -2.30      12.07
Lehman Brothers Aggregate
  Bond Index                           4.34       7.71       7.72
Lehman Brothers
  Government/Credit Bond Index         4.19       8.00       7.80

Inception date of share class is in parentheses.

[CHART]

VALUE OF A $10,000 INVESTMENT, 1/1/95(1) - 12/31/04

Class B: $22,359

                                                             LEHMAN BROTHERS                       LEHMAN BROTHERS
               CLASS B SHARES       S&P 500 INDEX       AGGREGATE BOND INDEX          GOVERNMENT/CREDIT BOND INDEX
  1/1/1995           $ 10,000            $ 10,000                   $ 10,000                              $ 10,000
 1/31/1995           $ 10,115            $ 10,259                   $ 10,198                              $ 10,192
 2/28/1995           $ 10,471            $ 10,659                   $ 10,441                              $ 10,428
 3/31/1995           $ 10,635            $ 10,974                   $ 10,504                              $ 10,498
 4/30/1995           $ 10,865            $ 11,296                   $ 10,651                              $ 10,645
 5/31/1995           $ 11,210            $ 11,748                   $ 11,064                              $ 11,091
 6/30/1995           $ 11,415            $ 12,021                   $ 11,144                              $ 11,180
 7/31/1995           $ 11,743            $ 12,420                   $ 11,120                              $ 11,136
 8/31/1995           $ 11,768            $ 12,451                   $ 11,254                              $ 11,279
 9/30/1995           $ 11,998            $ 12,976                   $ 11,364                              $ 11,394
10/31/1995           $ 11,882            $ 12,929                   $ 11,511                              $ 11,562
11/30/1995           $ 12,285            $ 13,497                   $ 11,684                              $ 11,752
12/31/1995           $ 12,546            $ 13,757                   $ 11,848                              $ 11,925
 1/31/1996           $ 12,795            $ 14,225                   $ 11,926                              $ 11,999
 2/29/1996           $ 12,903            $ 14,358                   $ 11,718                              $ 11,745
 3/31/1996           $ 13,063            $ 14,495                   $ 11,636                              $ 11,646
 4/30/1996           $ 13,116            $ 14,708                   $ 11,571                              $ 11,566
 5/31/1996           $ 13,224            $ 15,088                   $ 11,548                              $ 11,546
 6/30/1996           $ 13,367            $ 15,145                   $ 11,703                              $ 11,700
 7/31/1996           $ 13,117            $ 14,476                   $ 11,734                              $ 11,726
 8/31/1996           $ 13,304            $ 14,781                   $ 11,714                              $ 11,697
 9/30/1996           $ 13,688            $ 15,613                   $ 11,918                              $ 11,905
10/31/1996           $ 14,071            $ 16,044                   $ 12,183                              $ 12,183
11/30/1996           $ 14,677            $ 17,257                   $ 12,391                              $ 12,407
12/31/1996           $ 14,508            $ 16,916                   $ 12,276                              $ 12,269
 1/31/1997           $ 14,963            $ 17,973                   $ 12,314                              $ 12,284
 2/28/1997           $ 14,801            $ 18,113                   $ 12,345                              $ 12,310
 3/31/1997           $ 14,438            $ 17,369                   $ 12,208                              $ 12,163
 4/30/1997           $ 14,872            $ 18,406                   $ 12,391                              $ 12,341
 5/31/1997           $ 15,477            $ 19,526                   $ 12,509                              $ 12,456
 6/30/1997           $ 15,840            $ 20,401                   $ 12,657                              $ 12,605
 7/31/1997           $ 16,748            $ 22,025                   $ 12,999                              $ 12,991
 8/31/1997           $ 16,174            $ 20,792                   $ 12,889                              $ 12,845
 9/30/1997           $ 16,879            $ 21,931                   $ 13,078                              $ 13,047
10/31/1997           $ 16,577            $ 21,199                   $ 13,268                              $ 13,256
11/30/1997           $ 16,747            $ 22,180                   $ 13,329                              $ 13,326
12/31/1997           $ 16,948            $ 22,562                   $ 13,463                              $ 13,466
 1/31/1998           $ 17,099            $ 22,812                   $ 13,636                              $ 13,656
 2/28/1998           $ 17,581            $ 24,457                   $ 13,625                              $ 13,628
 3/31/1998           $ 17,993            $ 25,709                   $ 13,671                              $ 13,671
 4/30/1998           $ 18,038            $ 25,969                   $ 13,742                              $ 13,739
 5/31/1998           $ 17,803            $ 25,522                   $ 13,873                              $ 13,886
 6/30/1998           $ 18,060            $ 26,558                   $ 13,991                              $ 14,028
 7/31/1998           $ 17,993            $ 26,277                   $ 14,020                              $ 14,039
 8/31/1998           $ 16,390            $ 22,477                   $ 14,249                              $ 14,313
 9/30/1998           $ 16,968            $ 23,918                   $ 14,582                              $ 14,722
10/31/1998           $ 17,713            $ 25,862                   $ 14,505                              $ 14,617
11/30/1998           $ 18,324            $ 27,430                   $ 14,587                              $ 14,705
12/31/1998           $ 19,070            $ 29,010                   $ 14,631                              $ 14,742
 1/31/1999           $ 19,549            $ 30,222                   $ 14,735                              $ 14,847
 2/28/1999           $ 19,103            $ 29,282                   $ 14,477                              $ 14,493
 3/31/1999           $ 19,458            $ 30,454                   $ 14,557                              $ 14,566
 4/30/1999           $ 19,723            $ 31,632                   $ 14,603                              $ 14,602
 5/31/1999           $ 19,433            $ 30,886                   $ 14,475                              $ 14,452
 6/30/1999           $ 20,096            $ 32,600                   $ 14,429                              $ 14,407
 7/31/1999           $ 19,746            $ 31,583                   $ 14,366                              $ 14,367
 8/31/1999           $ 19,637            $ 31,428                   $ 14,359                              $ 14,355
 9/30/1999           $ 19,673            $ 30,567                   $ 14,526                              $ 14,484
10/31/1999           $ 20,178            $ 32,502                   $ 14,580                              $ 14,522
11/30/1999           $ 20,479            $ 33,161                   $ 14,578                              $ 14,513
12/31/1999           $ 21,456            $ 35,115                   $ 14,508                              $ 14,425
 1/31/2000           $ 20,937            $ 33,352                   $ 14,460                              $ 14,420
 2/29/2000           $ 21,081            $ 32,722                   $ 14,635                              $ 14,601
 3/31/2000           $ 22,234            $ 35,922                   $ 14,828                              $ 14,812
 4/30/2000           $ 21,507            $ 34,840                   $ 14,785                              $ 14,740
 5/31/2000           $ 21,015            $ 34,126                   $ 14,778                              $ 14,726
 6/30/2000           $ 21,832            $ 34,969                   $ 15,085                              $ 15,027
 7/31/2000           $ 21,754            $ 34,424                   $ 15,223                              $ 15,186
 8/31/2000           $ 22,896            $ 36,561                   $ 15,443                              $ 15,400
 9/30/2000           $ 22,156            $ 34,631                   $ 15,541                              $ 15,459
10/31/2000           $ 21,921            $ 34,485                   $ 15,643                              $ 15,556
11/30/2000           $ 20,882            $ 31,768                   $ 15,900                              $ 15,822
12/31/2000           $ 21,206            $ 31,924                   $ 16,196                              $ 16,134
 1/31/2001           $ 21,660            $ 33,057                   $ 16,461                              $ 16,405
 2/28/2001           $ 20,347            $ 30,042                   $ 16,604                              $ 16,574
 3/31/2001           $ 19,462            $ 28,137                   $ 16,687                              $ 16,650
 4/30/2001           $ 20,381            $ 30,324                   $ 16,617                              $ 16,525
 5/31/2001           $ 20,256            $ 30,527                   $ 16,717                              $ 16,621
 6/30/2001           $ 19,965            $ 29,785                   $ 16,781                              $ 16,701
 7/31/2001           $ 19,909            $ 29,493                   $ 17,156                              $ 17,117
 8/31/2001           $ 19,116            $ 27,647                   $ 17,354                              $ 17,336
 9/30/2001           $ 18,170            $ 25,413                   $ 17,557                              $ 17,495
10/31/2001           $ 18,421            $ 25,898                   $ 17,924                              $ 17,940
11/30/2001           $ 19,215            $ 27,885                   $ 17,676                              $ 17,646
12/31/2001           $ 19,215            $ 28,130                   $ 17,563                              $ 17,506
 1/31/2002           $ 19,034            $ 27,720                   $ 17,706                              $ 17,634
 2/28/2002           $ 18,825            $ 27,185                   $ 17,877                              $ 17,784
 3/31/2002           $ 19,211            $ 28,207                   $ 17,581                              $ 17,423
 4/30/2002           $ 18,780            $ 26,497                   $ 17,922                              $ 17,761
 5/31/2002           $ 18,752            $ 26,301                   $ 18,074                              $ 17,924
 6/30/2002           $ 17,951            $ 24,429                   $ 18,229                              $ 18,077
 7/31/2002           $ 17,022            $ 22,526                   $ 18,450                              $ 18,293
 8/31/2002           $ 17,122            $ 22,672                   $ 18,762                              $ 18,703
 9/30/2002           $ 16,019            $ 20,208                   $ 19,066                              $ 19,105
10/31/2002           $ 16,764            $ 21,986                   $ 18,978                              $ 18,922
11/30/2002           $ 17,380            $ 23,281                   $ 18,972                              $ 18,933
12/31/2002           $ 16,921            $ 21,914                   $ 19,365                              $ 19,435
 1/31/2003           $ 16,606            $ 21,340                   $ 19,382                              $ 19,435
 2/28/2003           $ 16,377            $ 21,020                   $ 19,650                              $ 19,781
 3/31/2003           $ 16,460            $ 21,224                   $ 19,634                              $ 19,755
 4/30/2003           $ 17,364            $ 22,973                   $ 19,797                              $ 19,967
 5/31/2003           $ 18,237            $ 24,183                   $ 20,165                              $ 20,534
 6/30/2003           $ 18,474            $ 24,493                   $ 20,125                              $ 20,452
 7/31/2003           $ 18,519            $ 24,924                   $ 19,449                              $ 19,595
 8/31/2003           $ 18,860            $ 25,410                   $ 19,577                              $ 19,724
 9/30/2003           $ 18,814            $ 25,141                   $ 20,096                              $ 20,349
10/31/2003           $ 19,450            $ 26,564                   $ 19,909                              $ 20,091
11/30/2003           $ 19,688            $ 26,797                   $ 19,957                              $ 20,145
12/31/2003           $ 20,353            $ 28,202                   $ 20,160                              $ 20,344
 1/31/2004           $ 20,679            $ 28,721                   $ 20,322                              $ 20,530
 2/29/2004           $ 20,960            $ 29,120                   $ 20,541                              $ 20,780
 3/31/2004           $ 20,987            $ 28,680                   $ 20,695                              $ 20,971
 4/30/2004           $ 20,397            $ 28,230                   $ 20,157                              $ 20,327
 5/31/2004           $ 20,503            $ 28,617                   $ 20,077                              $ 20,224
 6/30/2004           $ 20,852            $ 29,172                   $ 20,191                              $ 20,307
 7/31/2004           $ 20,308            $ 28,206                   $ 20,391                              $ 20,522
 8/31/2004           $ 20,413            $ 28,319                   $ 20,780                              $ 20,957
 9/30/2004           $ 20,732            $ 28,625                   $ 20,836                              $ 21,030
10/31/2004           $ 21,049            $ 29,063                   $ 21,011                              $ 21,213
11/30/2004           $ 21,760            $ 30,240                   $ 20,843                              $ 20,978
12/31/2004           $ 22,359            $ 31,258                   $ 21,038                              $ 21,202

NET ASSET VALUE PER SHARE ($)          12/31/03     12/31/04
------------------------------------------------------------
Class B                                  13.75       14.77

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT YOUR INSURANCE COMPANY.

PERFORMANCE NUMBERS REFLECT ALL FUND EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNTS. IF PERFORMANCE INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, IT WOULD BE LOWER.

Total return performance includes changes in share price and reinvestment of all distributions. The S&P (Standard & Poor's) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. The Lehman Brothers Government/Credit Bond Index is an unmanaged index that tracks the performance of US government and corporate bonds rated investment grade or better, with maturities of at least one year. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Class B shares (newer class shares) performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares. If differences in expenses were reflected, the returns for the periods prior to the inception of the newer class shares would be lower.

(1) Inception date of class A shares (oldest existing share class) is January 1, 1989.

UNDERSTANDING YOUR EXPENSES

Liberty Asset Allocation Fund, Variable Series / December 31, 2004

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also continuing costs, which generally include investment advisory, Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the continuing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES
To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the reporting period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the actual expense ratio. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES
To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6

2. In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

                              ACCOUNT VALUE AT THE        ACCOUNT VALUE AT THE          EXPENSES PAID          FUND'S ANNUALIZED
07/01/04 - 12/31/04        BEGINNING OF THE PERIOD ($)    END OF THE PERIOD ($)      DURING THE PERIOD ($)     EXPENSE RATIO (%)
--------------------------------------------------------------------------------------------------------------------------------
                              ACTUAL    HYPOTHETICAL       ACTUAL   HYPOTHETICAL     ACTUAL  HYPOTHETICAL
--------------------------------------------------------------------------------------------------------------------------------
Class B                      1,000.00     1,000.00        1,071.79     1,020.61       4.69       4.57                0.90

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and its affiliates not waived/reimbursed a portion of expenses, account values at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts. The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

COMPARE WITH OTHER FUNDS
Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

INVESTMENT PORTFOLIO

Liberty Asset Allocation Fund, Variable Series / December 31, 2004

                                                               SHARES              VALUE
                                                          ---------------     ---------------
COMMON STOCKS--65.6%
CONSUMER DISCRETIONARY--9.0%
AUTO COMPONENTS--0.1%
Autoliv, Inc.                                                         960     $        46,368
BorgWarner, Inc.                                                    1,900             102,923
Johnson Controls, Inc.                                              1,300              82,472
Lear Corp.                                                          1,100              67,111
Modine Manufacturing Co.                                              600              20,262
Standard Motor Products, Inc.                                       1,500              23,700
                                                                              ---------------
                                                                                      342,836
                                                                              ---------------

AUTOMOBILES--0.3%
Honda Motor Co., Ltd.                                              14,400             746,878
                                                                              ---------------

HOTELS, RESTAURANTS & LEISURE--2.0%
Alliance Gaming Corp. (a)                                           2,800              38,668
Applebee's International, Inc.                                      1,810              47,875
Bally Total Fitness Holding
   Corp. (a)                                                        2,900              12,296
Bob Evans Farms, Inc.                                                 775              20,259
Brinker International, Inc. (a)                                     2,600              91,182
Buca, Inc. (a)                                                      3,600              25,056
Carnival Corp.                                                     12,100             697,323
Carnival PLC                                                        9,483             577,606
Cheesecake Factory, Inc. (a)                                        1,470              47,731
Compass Group PLC                                                  81,120             382,856
Darden Restaurants, Inc.                                            1,400              38,836
Dave & Buster's, Inc. (a)                                           1,800              36,360
Four Seasons Hotels, Inc.                                             380              31,080
Gaylord Entertainment Co. (a)                                       2,300              95,519
Harrah's Entertainment, Inc.                                        5,597             374,383
Hilton Hotels Corp.                                                37,095             843,540
La Quinta Corp. (a)                                                 4,920              44,723
Landry's Restaurants, Inc.                                          1,400              40,684
Lone Star Steakhouse & Saloon                                       1,800              50,400
Marcus Corp.                                                        1,800              45,252
Marriott International, Inc.,
   Class A                                                         20,365           1,282,588
McDonald's Corp.                                                   14,608             468,332
Pinnacle Entertainment, Inc. (a)                                    4,200              83,076
Scientific Games Corp., Class A (a)                                 6,000             143,040
Starwood Hotels & Resorts
   Worldwide, Inc.                                                  1,670              97,528
Total Entertainment Restaurant
   Corp. (a)                                                          200               2,384
Vail Resorts, Inc. (a)                                                600              13,452
Yum! Brands, Inc.                                                   2,740             129,273
                                                                              ---------------
                                                                                    5,761,302
                                                                              ---------------

HOUSEHOLD DURABLES--0.4%
American Greetings Corp., Class A                                   1,000              25,350
Black & Decker Corp.                                                  400              35,332
Centex Corp.                                                          340              20,257
CSS Industries, Inc.                                                  800              25,408
D.R. Horton, Inc.                                                   1,010              40,713
Harman International Industries, Inc.                                 450              57,150
Kimball International, Inc., Class B                                1,800              26,658
Koninklijke (Royal) Philips
   Electronics NV                                                  23,600             623,661
Newell Rubbermaid, Inc.                                             2,800     $        67,732
Russ Berrie & Co., Inc.                                               600              13,704
Tempur-Pedic International, Inc. (a)                                8,900             188,680
                                                                              ---------------
                                                                                    1,124,645
                                                                              ---------------

INTERNET & CATALOG RETAIL--0.3%
eBay, Inc. (a)                                                      7,760             902,333
                                                                              ---------------

LEISURE EQUIPMENT & PRODUCTS--0.1%
Action Performance Companies,
   Inc.                                                             2,100              23,079
Marvel Enterprises, Inc. (a)                                        6,820             139,674
Mattel, Inc.                                                        2,300              44,827
                                                                              ---------------
                                                                                      207,580
                                                                              ---------------

MEDIA--2.0%
4Kids Entertainment, Inc. (a)                                       1,700              35,734
Arbitron, Inc. (a)                                                  1,600              62,688
British Sky Broadcasting PLC                                       37,000             398,538
Clear Channel Communications,
   Inc.                                                            11,162             373,815
Cumulus Media, Inc., Class A (a)                                    4,500              67,860
EMI Group PLC                                                     119,200             605,416
Grupo Televisa SA, ADR                                              6,680             404,140
Journal Communications, Inc.,
   Class A                                                          1,100              19,877
Knight-Ridder, Inc.                                                   600              40,164
Lamar Advertising Co., Class A (a)                                    930              39,786
Liberty Corp.                                                         800              35,168
Lin TV Corp., Class A (a)                                           3,300              63,030
McGraw-Hill Companies, Inc.                                         7,876             720,969
Media General, Inc., Class A                                          500              32,405
New York Times Co., Class A                                         1,400              57,120
Omnicom Group, Inc.                                                 5,300             446,896
Radio One, Inc., Class D (a)                                        3,300              53,196
Sinclair Broadcast Group, Inc.,
   Class A                                                          7,200              66,312
Time Warner, Inc. (a)                                              41,324             803,339
TiVo, Inc. (a)                                                      5,100              29,937
Viacom, Inc., Class A                                               6,953             257,817
Vivendi Universal SA (a)                                           17,224             548,019
XM Satellite Radio Holdings, Inc.,
   Class A (a)                                                     17,050             641,421
                                                                              ---------------
                                                                                    5,803,647
                                                                              ---------------

MULTILINE RETAIL--0.5%
Federated Department Stores, Inc.                                  11,128             643,087
Fred's, Inc.                                                        2,400              41,760
J.C. Penney Co., Inc.                                               2,000              82,800
May Department Stores Co.                                           5,673             166,786
Nordstrom, Inc.                                                    12,800             598,144
Sears, Roebuck and Co.                                                300              15,309
ShopKo Stores, Inc. (a)                                             1,200              22,416
                                                                              ---------------
                                                                                    1,570,302
                                                                              ---------------

SPECIALTY RETAIL--2.5%
Abercrombie & Fitch Co., Class A                                      900              42,255
Bed Bath & Beyond, Inc. (a)                                         8,530             339,750
Best Buy Co., Inc.                                                 11,600             689,272
Bombay Co., Inc. (a)                                                8,500              47,005

                 See Accompanying Notes to Financial Statements.

                                                               SHARES              VALUE
                                                          ---------------     ---------------
Borders Group, Inc.                                                 3,200     $        81,280
Building Material Holding Corp.                                       800              30,632
Chico's FAS, Inc. (a)                                              15,880             723,016
Cost Plus, Inc. (a)                                                 2,100              67,473
Fast Retailing Co., Ltd.                                            4,100             310,979
GameStop Corp., Class A (a)                                         2,000              44,720
Goody's Family Clothing, Inc.                                       2,300              21,022
Home Depot, Inc.                                                   32,797           1,401,744
Jarden Corp. (a)                                                    2,750             119,460
Limited Brands                                                     14,151             325,756
Lowe's Companies, Inc.                                              9,420             542,498
Monro Muffler, Inc. (a)                                             1,800              45,540
Movie Gallery, Inc.                                                   600              11,442
Office Depot, Inc. (a)                                             34,079             591,611
OfficeMax, Inc.                                                     1,800              56,484
Pacific Sunwear of California,
   Inc. (a)                                                         3,200              71,232
Party City Corp. (a)                                                2,200              28,446
PETCO Animal Supplies, Inc. (a)                                     1,240              48,955
PETsMART, Inc.                                                      1,920              68,218
Pier 1 Imports, Inc.                                                1,400              27,580
Sharper Image Corp. (a)                                             2,800              52,780
Staples, Inc.                                                      29,570             996,805
TBC Corp. (a)                                                         500              13,900
TJX Companies, Inc.                                                 5,300             133,189
Urban Outfitters, Inc. (a)                                          1,690              75,036
                                                                              ---------------
                                                                                    7,008,080
                                                                              ---------------

TEXTILES, APPAREL & LUXURY GOODS--0.8%
Adidas-Salomon AG                                                   4,250             682,755
Carter's, Inc. (a)                                                  1,700              57,783
Coach, Inc. (a)                                                    13,469             759,651
Culp, Inc. (a)                                                        600               4,068
Delta Apparel, Inc.                                                   600              14,550
Hampshire Group Ltd. (a)                                              900              28,352
Kellwood Co.                                                        1,200              41,400
NIKE, Inc., Class B                                                 5,300             480,657
Russell Corp.                                                       1,400              27,272
Stride Rite Corp.                                                   1,700              18,989
Tandy Brands Accessories, Inc.                                      1,000              14,820
Wolverine World Wide, Inc.                                          1,800              56,556
                                                                              ---------------
                                                                                    2,186,853
                                                                              ---------------

CONSUMER STAPLES--5.4%
BEVERAGES--1.0%
Diageo PLC                                                         45,200             643,663
Pepsi Bottling Group, Inc.                                          2,600              70,304
PepsiCo, Inc.                                                      39,019           2,036,792
                                                                              ---------------
                                                                                    2,750,759
                                                                              ---------------

FOOD & STAPLES RETAILING--0.4%
BJ's Wholesale Club, Inc. (a)                                         700              20,391
Chronimed, Inc. (a)                                                 2,000              13,060
Ito-Yokado Co., Ltd.                                               10,500             440,625
Performance Food Group Co. (a)                                        900              24,219
Sysco Corp.                                                        15,890             606,521
Whole Foods Market, Inc.                                              850              81,048
Winn-Dixie Stores, Inc.                                             1,900     $         8,645
                                                                              ---------------
                                                                                    1,194,509
                                                                              ---------------

FOOD PRODUCTS--1.2%
Bunge Ltd.                                                          1,970             112,310
Central Garden & Pet Co. (a)                                          400              16,696
ConAgra Foods, Inc.                                                22,102             650,904
Corn Products International, Inc.                                   2,500             133,900
Dean Foods Co. (a)                                                  5,600             184,520
Hershey Foods Corp.                                                 6,440             357,677
Hormel Foods Corp.                                                  1,600              50,160
John B. Sanfilippo & Son, Inc. (a)                                    500              12,890
Kraft Foods, Inc., Class A                                         23,511             837,227
M&F Worldwide Corp. (a)                                             1,500              20,430
Nestle SA, Registered Shares                                        2,590             676,407
Omega Protein Corp. (a)                                             1,900              16,340
Royal Numico NV (a)                                                 9,227             331,571
                                                                              ---------------
                                                                                    3,401,032
                                                                              ---------------

HOUSEHOLD PRODUCTS--1.3%
Clorox Co.                                                         13,544             798,148
Colgate-Palmolive Co.                                               6,400             327,424
Kimberly-Clark Corp.                                               11,582             762,211
Procter & Gamble Co.                                               33,883           1,866,276
                                                                              ---------------
                                                                                    3,754,059
                                                                              ---------------

PERSONAL PRODUCTS--0.9%
Alberto-Culver Co.                                                 19,985             970,671
Avon Products, Inc.                                                23,800             921,060
Estee Lauder Companies, Inc.,
   Class A                                                            700              32,039
Gillette Co.                                                       14,082             630,592
                                                                              ---------------
                                                                                    2,554,362
                                                                              ---------------

TOBACCO--0.6%
Altria Group, Inc.                                                 25,525           1,559,578
UST, Inc.                                                           1,400              67,354
                                                                              ---------------
                                                                                    1,626,932
                                                                              ---------------

ENERGY--4.7%
ENERGY EQUIPMENT & SERVICES--0.8%
Baker Hughes, Inc.                                                  1,640              69,979
BJ Services Co.                                                     2,940             136,828
Gulf Island Fabrication, Inc.                                         200               4,366
Halliburton Co.                                                    19,371             760,118
Key Energy Services, Inc. (a)                                       4,200              49,560
Lufkin Industries, Inc.                                             1,100              43,899
Maverick Tube Corp. (a)                                             1,500              45,450
Nabors Industries Ltd. (a)                                            750              38,467
National-Oilwell, Inc. (a)                                         11,970             422,421
Noble Corp. (a)                                                     1,600              79,584
Smith International, Inc. (a)                                       3,900             212,199
Transocean, Inc. (a)                                                1,800              76,302
Unit Corp. (a)                                                      1,200              45,852
Universal Compression Holdings,
   Inc. (a)                                                           900              31,419
Weatherford International Ltd. (a)                                  1,840              94,392
Willbros Group, Inc. (a)                                            3,000              69,150
                                                                              ---------------
                                                                                    2,179,986
                                                                              ---------------

                 See Accompanying Notes to Financial Statements.

                                                               SHARES              VALUE
                                                          ---------------     ---------------
OIL & GAS--3.9%
Amerada Hess Corp.                                                  1,700     $       140,046
Bill Barrett Corp. (a)                                                400              12,796
BP PLC                                                            104,300           1,015,499
BP PLC, ADR                                                        27,385           1,599,284
Brigham Exploration Co. (a)                                         2,200              19,800
Carrizo Oil & Gas, Inc. (a)                                         3,300              37,290
ChevronTexaco Corp.                                                 6,162             323,567
Cimarex Energy Co. (a)                                                900              34,110
ConocoPhillips                                                     19,772           1,716,803
Edge Petroleum Corp. (a)                                            2,600              37,908
Energy Partners Ltd. (a)                                            2,800              56,756
EOG Resources, Inc.                                                 5,440             388,198
Exxon Mobil Corp.                                                  44,487           2,280,404
Harvest Natural Resources, Inc. (a)                                 2,300              39,721
InterOil Corp. (a)                                                    700              26,488
Magnum Hunter Resources, Inc. (a)                                   2,700              34,830
Marathon Oil Corp.                                                 12,200             458,842
Mission Resources Corp. (a)                                         6,200              36,208
Murphy Oil Corp.                                                      300              24,135
Range Resources Corp.                                               2,600              53,196
Royal Dutch Petroleum Co., N.Y
   Registered Shares                                               13,149             754,490
Shell Transport & Trading Co.,
   PLC                                                             74,900             637,377
Spinnaker Exploration Co. (a)                                       1,000              35,070
Stone Energy Corp. (a)                                                900              40,581
Total SA                                                            4,550             990,390
Ultra Petroleum Corp. (a)                                             710              34,172
Western Gas Resources, Inc.                                         3,100              90,675
Whiting Petroleum Corp. (a)                                           700              21,175
Williams Companies, Inc.                                            3,000              48,870
XTO Energy, Inc.                                                    6,236             220,630
                                                                              ---------------
                                                                                   11,209,311
                                                                              ---------------

FINANCIALS--14.2%
CAPITAL MARKETS--1.7%
Bank of New York Co., Inc.                                         25,069             837,806
Bear Stearns Companies, Inc.                                          800              81,848
E*TRADE Financial Corp. (a)                                         4,740              70,863
Goldman Sachs Group, Inc.                                          12,937           1,345,966
Janus Capital Group, Inc.                                          24,009             403,591
Jefferies Group, Inc.                                               1,700              68,476
LaBranche & Co., Inc. (a)                                           1,600              14,336
Lehman Brothers Holdings, Inc.                                      1,000              87,480
Merrill Lynch & Co., Inc.                                           5,800             346,666
Morgan Stanley                                                      5,614             311,689
State Street Corp.                                                  8,502             417,618
UBS AG, Registered Shares                                          10,550             880,718
                                                                              ---------------
                                                                                    4,867,057
                                                                              ---------------

COMMERCIAL BANKS--4.2%
BancFirst Corp.                                                       200              15,796
Banco Santander Central Hispano
   SA                                                              51,500             637,973
BancorpSouth, Inc.                                                  1,300              31,681
BancTrust Financial Group, Inc.                                       900              22,149
Bank Austria Creditanstalt                                          6,343     $       571,069
Bank of Granite Corp.                                               1,200              25,080
Banknorth Group, Inc.                                               2,700              98,820
Boston Private Financial Holdings,
   Inc.                                                             2,000              56,340
Bryn Mawr Bank Corp.                                                1,500              32,985
Capitol Bancorp Ltd.                                                1,300              45,786
Chemical Financial Corp.                                            1,210              51,933
Chittenden Corp.                                                    1,700              48,841
City National Corp.                                                 1,300              91,845
Columbia Banking System, Inc.                                       1,000              24,990
Community Trust Bancorp, Inc.                                         770              24,917
Corus Bankshares, Inc.                                              1,100              52,811
Cullen/Frost Bankers, Inc.                                            800              38,880
Dexia                                                              24,800             568,706
East-West Bancorp, Inc.                                             1,500              62,940
First Citizens BancShares, Inc.,
   Class A                                                            200              29,650
First Financial Bankshares, Inc.                                      575              25,766
Greater Bay Bancorp                                                 1,000              27,880
Hancock Holding Co.                                                   600              20,076
ITLA Capital Corp. (a)                                                600              35,274
Kookmin Bank, ADR (a)                                              14,689             574,046
Main Street Banks, Inc.                                               700              24,451
MASSBANK Corp.                                                        500              18,725
Mercantile Bank Corp.                                               1,685              66,558
Merchants Bancshares, Inc.                                          1,000              29,000
Mid-State Bancshares                                                1,700              48,705
Mitsubishi Tokyo Financial Group,
   Inc.                                                                93             938,857
National City Corp.                                                15,565             584,466
North Fork Bancorporation, Inc.                                    15,742             454,157
Northrim BanCorp, Inc.                                                900              21,150
OTP Bank Rt., Registered Shares                                    12,300             750,300
Prosperity Bancshares, Inc.                                         2,400              70,104
Riggs National Corp.                                                1,000              21,260
S.Y. Bancorp, Inc.                                                    200               4,820
Sanpaolo IMI S.p.A                                                 33,900             486,248
Sterling Bancshares, Inc.                                           3,000              42,810
TCF Financial Corp.                                                 1,010              32,461
TriCo Bancshares                                                    2,400              56,160
U.S. Bancorp                                                       45,477           1,424,340
UMB Financial Corp.                                                   800              45,328
Uniao de Bancos Brasileiros SA,
   GDR                                                             15,538             492,865
UnionBanCal Corp.                                                   1,000              64,480
Wachovia Corp.                                                     15,811             831,659
Wells Fargo & Co.                                                  32,244           2,003,965
Whitney Holding Corp.                                                 900              40,491
Wintrust Financial Corp.                                              600              34,176
Zions Bancorporation                                                  840              57,145
                                                                              ---------------
                                                                                   11,860,915
                                                                              ---------------

CONSUMER FINANCE--0.3%
Cash America International, Inc.                                    2,200              65,406
MBNA Corp.                                                         27,709             781,117
                                                                              ---------------
                                                                                      846,523
                                                                              ---------------

                 See Accompanying Notes to Financial Statements.

                                                               SHARES              VALUE
                                                          ---------------     ---------------
DIVERSIFIED FINANCIAL SERVICES--2.4%
ACE Cash Express, Inc. (a)                                          1,800     $        53,388
Advance America Cash Advance
   Centers, Inc. (a)                                                  400               9,160
CIT Group, Inc.                                                     1,900              87,058
Citigroup, Inc.                                                    80,367           3,872,082
Greenhill & Co., Inc.                                               2,100              60,270
JPMorgan Chase & Co.                                               42,828           1,670,720
Metris Companies, Inc. (a)                                          3,700              47,175
MFC Bancorp Ltd. (a)                                                3,000              60,000
MTC Technologies, Inc. (a)                                          2,300              77,211
National Financial Partners Corp.                                   1,100              42,680
Nomura Holdings, Inc.                                              54,000             782,722
QC Holdings, Inc. (a)                                                 800              15,328
                                                                              ---------------
                                                                                    6,777,794
                                                                              ---------------

INSURANCE--3.4%
AFLAC, Inc.                                                         8,414             335,214
Alleanza Assicurazioni S.p.A                                       36,650             509,652
Ambac Financial Group, Inc.                                        10,053             825,653
American International Group, Inc.                                 26,187           1,719,700
AmerUs Group Co.                                                      500              22,650
AXA                                                                21,700             534,358
Baldwin & Lyons, Inc., Class B                                        700              18,753
Chubb Corp.                                                        11,206             861,741
Cincinnati Financial Corp.                                            735              32,531
CNA Surety Corp. (a)                                                2,000              26,700
Commerce Group, Inc.                                                  300              18,312
Delphi Financial Group, Inc.,
   Class A                                                          1,100              50,765
Endurance Specialty Holdings Ltd.                                   1,200              41,040
Harleysville Group, Inc.                                            1,600              38,192
Hartford Financial Services Group,
   Inc.                                                             8,595             595,720
Horace Mann Educators Corp.                                         1,500              28,620
Infinity Property & Casualty Corp.                                  2,700              95,040
Kansas City Life Insurance Co.                                        200               9,460
Lincoln National Corp.                                             15,893             741,885
Loews Corp.                                                           700              49,210
Nationwide Financial Services, Inc.,
   Class A                                                          1,300              49,699
Navigators Group, Inc. (a)                                          1,100              33,121
Old Republic International Corp.                                    2,500              63,250
Philadelphia Consolidated Holding
   Co. (a)                                                            800              52,912
Phoenix Companies, Inc.                                             3,200              40,000
ProCentury Corp.                                                    2,200              27,280
Prudential Financial, Inc.                                          9,600             527,616
Prudential PLC                                                     59,300             514,855
Quanta Capital Holdings Ltd. (a)                                    2,600              23,972
RenaissanceRe Holdings Ltd.                                         6,300             328,104
RLI Corp.                                                             900              37,413
St. Paul Travelers Companies, Inc.                                  1,100              40,777
Swiss Re, Registered Shares                                         5,250             374,282
UICI                                                                  500              16,950
United National Group Ltd.,
   Class A (a)                                                      1,800              33,516
Universal American Financial
   Corp. (a)                                                        1,300     $        20,111
Willis Group Holdings Ltd.                                          8,270             340,476
XL Capital Ltd., Class A                                            8,336             647,290
                                                                              ---------------
                                                                                    9,726,820
                                                                              ---------------

REAL ESTATE--1.6%
Alexandria Real Estate Equities,
   Inc., REIT                                                       2,155             160,375
American Financial Realty Trust,
    REIT                                                            1,500              24,270
Archstone-Smith Trust, REIT                                        12,124             464,349
AvalonBay Communities, Inc.,
   REIT                                                             5,788             435,836
BioMed Realty Trust, Inc., REIT                                     2,200              48,862
Boston Properties, Inc., REIT                                         570              36,862
Boykin Lodging Co., REIT (a)                                        2,500              22,900
Brandywine Realty Trust, REIT                                         900              26,451
Brookfield Properties Corp., REIT                                   1,110              41,514
CenterPoint Properties Trust, REIT                                  1,170              56,031
Corporate Office Properties Trust,
   REIT                                                             1,060              31,111
Cousins Properties, Inc., REIT                                      3,250              98,377
Duke Realty Corp., REIT                                             1,820              62,135
EastGroup Properties, Inc., REIT                                    1,100              42,152
Equity Office Properties Trust,
   REIT                                                             4,530             131,914
Equity One, Inc., REIT                                              1,500              35,595
Equity Residential, REIT                                            3,405             123,193
Essex Property Trust, Inc., REIT                                      340              28,492
First Potomac Realty Trust, REIT                                    1,300              29,640
General Growth Properties, Inc.,
   REIT                                                             3,040             109,926
Getty Realty Corp., REIT                                            1,000              28,730
Gladstone Commercial Corp.,
   REIT                                                             1,200              20,520
Host Marriott Corp., REIT                                          12,000             207,600
iStar Financial, Inc., REIT                                         3,020             136,685
Kimco Realty Corp., REIT                                            8,282             480,273
Liberty Property Trust, REIT                                        1,155              49,896
Mid-America Apartment
   Communities, Inc., REIT                                          1,100              45,342
Nationwide Health Properties, Inc.,
   REIT                                                             1,900              45,125
Newcastle Investment Corp., REIT                                      830              26,377
NTT Urban Development Corp. (a)                                        96             419,402
Pan Pacific Retail Properties, Inc.,
   REIT                                                               775              48,593
ProLogis Trust, REIT                                                2,635             114,175
PS Business Parks, Inc., REIT                                       1,400              63,140
Public Storage, Inc., REIT                                          1,595              88,921
Regency Centers Corp., REIT                                         1,760              97,504
Simon Property Group, Inc., REIT                                    2,110             136,454
SL Green Realty Corp., REIT                                           680              41,174
St. Joe Co., REIT                                                   1,960             125,832
Tanger Factory Outlet Centers, Inc.,
   REIT                                                             1,200              31,752

                 See Accompanying Notes to Financial Statements.

                                                               SHARES              VALUE
                                                          ---------------     ---------------
U-Store-It Trust, REIT                                                900     $        15,615
United Dominion Realty Trust, Inc.,
   REIT                                                             1,310              32,488
Universal Health Realty Income
   Trust, REIT                                                        600              19,278
Urstadt Biddle Properties, Inc.,
   Class A, REIT                                                    1,500              25,575
Vornado Realty Trust, REIT                                            730              55,575
                                                                              ---------------
                                                                                    4,366,011
                                                                              ---------------

THRIFTS & MORTGAGE FINANCE--0.6%
Commercial Capital Bancorp, Inc.                                    2,333              54,079
Countrywide Financial Corp.                                        10,782             399,042
Freddie Mac                                                         9,047             666,764
Golden West Financial Corp.                                         3,800             233,396
PMI Group, Inc.                                                     2,800             116,900
Radian Group, Inc.                                                  1,800              95,832
Sovereign Bancorp, Inc.                                             5,400             121,770
Webster Financial Corp.                                             1,800              91,152
                                                                              ---------------
                                                                                    1,778,935
                                                                              ---------------

HEALTH CARE--8.0%
BIOTECHNOLOGY--0.8%
Amgen, Inc. (a)                                                     8,140             522,181
Amylin Pharmaceuticals, Inc. (a)                                    3,090              72,183
Biogen Idec, Inc. (a)                                               4,800             319,728
Cell Therapeutics, Inc. (a)                                         5,800              47,212
Cytogen Corp. (a)                                                   3,900              44,928
Enzo Biochem, Inc. (a)                                              2,200              42,834
Exact Sciences Corp. (a)                                            3,900              14,898
Gen-Probe, Inc. (a)                                                 1,510              68,267
Genentech, Inc. (a)                                                13,200             718,608
Genzyme Corp. (a)                                                   1,520              88,266
Gilead Sciences, Inc. (a)                                           5,100             178,449
NeoPharm, Inc. (a)                                                  5,406              67,629
Neurocrine Biosciences, Inc. (a)                                    1,000              49,300
Protein Design Labs, Inc. (a)                                       2,800              57,848
QLT, Inc. (a)                                                       4,700              75,576
Telik, Inc. (a)                                                     2,800              53,592
                                                                              ---------------
                                                                                    2,421,499
                                                                              ---------------

HEALTH CARE EQUIPMENT & SUPPLIES--2.2%
Alcon, Inc.                                                         8,450             681,070
Beckman Coulter, Inc.                                                 730              48,903
Bio-Rad Laboratories, Inc.,
   Class A (a)                                                        900              51,633
Biomet, Inc.                                                        1,750              75,932
Cardiac Science, Inc. (a)                                          10,200              21,828
Conceptus, Inc. (a)                                                 3,900              31,649
Cooper Companies, Inc.                                                600              42,354
Fisher Scientific International,
   Inc. (a)                                                         1,830             114,155
Integra LifeSciences Holdings
   Corp. (a)                                                        2,000              73,860
Kinetic Concepts, Inc. (a)                                          9,910             756,133
Medical Action Industries, Inc. (a)                                 4,300              84,710
Millipore Corp. (a)                                                 1,300              64,753
Palomar Medical Technologies,
   Inc. (a)                                                         1,200     $        31,284
SonoSite, Inc. (a)                                                  2,600              88,270
St. Jude Medical, Inc. (a)                                         12,260             514,062
SurModics, Inc. (a)                                                   400              13,004
Thermo Electron Corp. (a)                                          22,650             683,804
Varian Medical Systems, Inc. (a)                                   35,280           1,525,507
Varian, Inc. (a)                                                    1,300              53,313
Zimmer Holdings, Inc. (a)                                          14,800           1,185,776
                                                                              ---------------
                                                                                    6,142,000
                                                                              ---------------

HEALTH CARE PROVIDERS & SERVICES--1.4%
Accredo Health, Inc. (a)                                            1,650              45,738
Advisory Board Co. (a)                                              2,100              77,448
Aetna, Inc.                                                         7,096             885,226
America Service Group, Inc. (a)                                     1,932              51,720
Capital Senior Living Corp. (a)                                       700               3,962
Caremark Rx, Inc. (a)                                              12,040             474,737
Community Health Systems,
   Inc. (a)                                                         1,440              40,147
Cross Country Healthcare,
   Inc. (a)                                                         1,300              23,504
DaVita, Inc. (a)                                                    3,540             139,936
Genesis HealthCare Corp. (a)                                          750              26,272
Gentiva Health Services, Inc. (a)                                   1,500              25,080
HCA, Inc.                                                           1,600              63,936
Hooper Holmes, Inc.                                                 4,000              23,680
Isolagen, Inc. (a)                                                  4,100              32,267
Kindred Healthcare, Inc. (a)                                        1,600              47,920
LCA-Vision, Inc.                                                    2,000              46,780
LifePoint Hospitals, Inc. (a)                                       1,400              48,748
Medco Health Solutions, Inc. (a)                                    1,100              45,760
OCA, Inc. (a)                                                       3,000              19,050
PAREXEL International Corp. (a)                                     2,000              40,600
Pediatrix Medical Group, Inc. (a)                                     700              44,835
Province Healthcare Co. (a)                                           900              20,115
Stewart Enterprises, Inc.,
   Class A (a)                                                      4,700              32,853
U.S. Physical Therapy, Inc. (a)                                     1,500              23,130
UnitedHealth Group, Inc.                                           10,854             955,478
WellPoint, Inc. (a)                                                 7,740             890,100
                                                                              ---------------
                                                                                    4,129,022
                                                                              ---------------

PHARMACEUTICALS--3.6%
Abbott Laboratories                                                19,500             909,675
Advancis Pharmaceutical Corp. (a)                                   5,000              19,100
BioSante Pharmaceuticals, Inc. (a)                                  3,100              16,988
Bone Care International, Inc. (a)                                   2,200              61,270
Bradley Pharmaceuticals, Inc. (a)                                   1,400              27,160
Bristol-Myers Squibb Co.                                           10,817             277,132
Caraco Pharmaceutical Laboratories
   Ltd. (a)                                                         1,300              12,415
DepoMed, Inc. (a)                                                   9,100              49,140
DOV Pharmaceutical, Inc. (a)                                        3,700              66,785
Elan Corp. PLC, ADR (a)                                             2,800              76,300
Endo Pharmaceuticals Holdings,
   Inc. (a)                                                         2,270              47,716
GlaxoSmithKline PLC                                                30,450             713,165

                 See Accompanying Notes to Financial Statements.

                                                               SHARES              VALUE
                                                          ---------------     ---------------
Johnson & Johnson                                                  43,934     $     2,786,294
Medicis Pharmaceutical Corp.,
   Class A                                                          3,330             116,916
Merck & Co., Inc.                                                  13,050             419,427
Nektar Therapeutics (a)                                             5,470             110,713
Novartis AG, ADR                                                   18,600             940,044
Novartis AG, Registered Shares                                     17,550             880,597
Noven Pharmaceuticals, Inc. (a)                                     2,800              47,768
Perrigo Co.                                                         1,500              25,905
Pfizer, Inc.                                                       44,660           1,200,907
Renovis, Inc. (a)                                                   3,700              53,206
Salix Pharmaceuticals Ltd. (a)                                      3,400              59,806
Taro Pharmaceuticals Industries
   Ltd. (a)                                                         1,300              44,239
Teva Pharmaceutical Industries
   Ltd., ADR                                                       39,040           1,165,734
                                                                              ---------------
                                                                                   10,128,402
                                                                              ---------------

INDUSTRIAL--8.4%
AEROSPACE & DEFENSE--1.1%
AAR Corp. (a)                                                       2,086              28,411
Alliant Techsystems, Inc. (a)                                         800              52,304
DRS Technologies, Inc. (a)                                          2,100              89,691
Esterline Technologies Corp. (a)                                    1,500              48,975
General Dynamics Corp.                                              7,414             775,504
Goodrich Corp.                                                      2,600              84,864
Herley Industries, Inc. (a)                                         1,000              20,340
Kaman Corp., Class A                                                1,900              24,035
L-3 Communications Holdings, Inc.                                     520              38,085
Ladish Co., Inc. (a)                                                2,100              24,129
Northrop Grumman Corp.                                                600              32,616
Precision Castparts Corp.                                             800              52,544
Raytheon Co.                                                        8,764             340,306
United Defense Industries, Inc. (a)                                 1,100              51,975
United Technologies Corp.                                          14,345           1,482,556
                                                                              ---------------
                                                                                    3,146,335
                                                                              ---------------

AIR FREIGHT & LOGISTICS--0.4%
C.H. Robinson Worldwide, Inc.                                         970              53,855
EGL, Inc. (a)                                                       2,400              71,736
Expeditors International of
   Washington, Inc.                                                   780              43,586
HUB Group, Inc., Class A (a)                                        1,150              60,053
Ryder System, Inc.                                                    600              28,662
United Parcel Service, Inc., Class B                                9,500             811,870
UTI Worldwide, Inc.                                                 1,000              68,020
                                                                              ---------------
                                                                                    1,137,782
                                                                              ---------------

AIRLINES--0.0%
MAIR Holdings, Inc. (a)                                             1,200              11,040
Skywest, Inc.                                                       1,500              30,090
                                                                              ---------------
                                                                                       41,130
                                                                              ---------------

BUILDING PRODUCTS--0.3%
American Standard Companies,
   Inc. (a)                                                        19,700             814,004
Masco Corp.                                                         1,080              39,452
NCI Building Systems, Inc. (a)                                      1,100              41,250
                                                                              ---------------
                                                                                      894,706
                                                                              ---------------

COMMERCIAL SERVICES & SUPPLIES--1.4%
ABM Industries, Inc.                                                1,600     $        31,552
Adesa, Inc.                                                         1,600              33,952
Angelica Corp.                                                        900              24,345
Avery Dennison Corp.                                                  700              41,979
Brink's Co.                                                         4,200             165,984
Casella Waste Systems, Inc.,
   Class A (a)                                                      3,200              46,848
Cendant Corp.                                                      39,366             920,377
Century Business Services, Inc. (a)                                 1,954               8,520
ChoicePoint, Inc. (a)                                               2,310             106,237
Cintas Corp.                                                          870              38,158
Consolidated Graphics, Inc. (a)                                     1,500              68,850
Corporate Executive Board Co.                                       2,590             173,375
Danka Business Systems PLC,
   ADR (a)                                                          2,100               6,636
Educate, Inc. (a)                                                   4,100              54,284
Education Management Corp. (a)                                      1,780              58,758
Electro Rent Corp.                                                    600               8,538
Healthcare Services Group, Inc.                                     1,850              38,554
Imagistics International, Inc. (a)                                  1,600              53,856
Laureate Education, Inc. (a)                                        1,400              61,726
Manpower, Inc.                                                      3,960             191,268
MDC Partners, Inc., Class A (a)                                     4,300              46,397
Navigant Consulting, Inc. (a)                                       2,400              63,840
NCO Group, Inc. (a)                                                 3,000              77,550
Republic Services, Inc.                                             5,234             175,548
Robert Half International, Inc.                                     1,480              43,556
Secom Co., Ltd.                                                    16,000             639,653
Sourcecorp, Inc. (a)                                                1,000              19,110
TeleTech Holdings, Inc. (a)                                         2,600              25,194
Waste Management, Inc.                                             23,932             716,524
                                                                              ---------------
                                                                                    3,941,169
                                                                              ---------------

CONSTRUCTION & ENGINEERING--0.1%
Chicago Bridge & Iron Co., NV,
   N.Y. Registered Shares                                           1,500              60,000
Comfort Systems USA, Inc. (a)                                       3,300              25,344
Dycom Industries, Inc. (a)                                          1,500              45,780
EMCOR Group, Inc. (a)                                                 500              22,590
Fluor Corp.                                                           600              32,706
Jacobs Engineering Group, Inc. (a)                                  1,490              71,207
MasTec, Inc. (a)                                                      600               6,066
Quanta Services, Inc. (a)                                           1,000               8,000
Washington Group International,
   Inc. (a)                                                           900              37,125
                                                                              ---------------
                                                                                      308,818
                                                                              ---------------

ELECTRICAL EQUIPMENT--0.6%
AMETEK, Inc.                                                        1,700              60,639
C&D Technologies, Inc.                                              1,500              25,560
Genlyte Group, Inc. (a)                                               600              51,408
Hubbell, Inc., Class B                                                800              41,840
Plug Power, Inc. (a)                                                7,600              46,436
Powell Industries, Inc. (a)                                           500               9,245
Rockwell Automation, Inc.                                          15,100             748,205
Ushio, Inc.                                                        11,000             204,718
Vestas Wind Systems A/S (a)                                        43,000             532,057
Woodward Governor Co.                                                 600              42,966
                                                                              ---------------
                                                                                    1,763,074
                                                                              ---------------

                 See Accompanying Notes to Financial Statements.

                                                               SHARES              VALUE
                                                          ---------------     ---------------
INDUSTRIAL CONGLOMERATES--2.2%
Carlisle Companies, Inc.                                            1,400     $        90,888
General Electric Co.                                               82,445           3,009,242
Siemens AG, Registered Shares                                       5,900             498,154
Textron, Inc.                                                      13,206             974,603
Tyco International Ltd.                                            46,370           1,657,264
                                                                              ---------------
                                                                                    6,230,151
                                                                              ---------------

MACHINERY--1.6%
AGCO Corp. (a)                                                      2,000              43,780
Alamo Group, Inc.                                                     600              16,296
Atlas Copco AB, Class A                                             7,079             318,586
Briggs & Stratton Corp.                                             1,100              45,738
Caterpillar, Inc.                                                   3,200             312,032
Cuno, Inc. (a)                                                      1,100              65,340
Deere & Co.                                                         9,786             728,079
Dover Corp.                                                         1,100              46,134
Eaton Corp.                                                         6,893             498,778
EnPro Industries, Inc. (a)                                          1,700              50,269
Harsco Corp.                                                        1,100              61,314
Ingersoll-Rand Co., Class A                                         9,500             762,850
ITT Industries, Inc.                                                7,100             599,595
Kadant, Inc. (a)                                                    1,500              30,750
Navistar International Corp. (a)                                    3,000             131,940
Parker Hannifin Corp.                                                 800              60,592
RAE Systems, Inc. (a)                                               3,300              24,090
Robbins & Myers, Inc.                                               1,486              35,411
Tecumseh Products Co., Class A                                        600              28,680
Volvo AB, Class B                                                  14,800             585,170
Wabash National Corp. (a)                                           1,800              48,474
                                                                              ---------------
                                                                                    4,493,898
                                                                              ---------------

ROAD & RAIL--0.5%
Burlington Northern Santa Fe Corp.                                  1,800              85,158
CNF, Inc.                                                           1,200              60,120
Covenant Transport, Inc.,
   Class A (a)                                                      1,100              22,902
Dollar Thrifty Automotive Group,
   Inc. (a)                                                           900              27,180
East Japan Railway Co.                                                157             871,967
Genesee & Wyoming, Inc.,
   Class A (a)                                                      2,371              66,696
Heartland Express, Inc.                                             3,100              69,657
Sirva, Inc. (a)                                                     2,400              46,128
U.S. Xpress Enterprises, Inc.,
   Class A (a)                                                        600              17,580
Werner Enterprises, Inc.                                            1,800              40,752
                                                                              ---------------
                                                                                    1,308,140
                                                                              ---------------

TRADING COMPANIES & DISTRIBUTORS--0.2%
Aceto Corp.                                                         2,600              49,504
Hughes Supply, Inc.                                                 1,602              51,825
Mitsubishi Corp.                                                   44,000             566,470
Watsco, Inc.                                                        1,700              59,874
                                                                              ---------------
                                                                                      727,673
                                                                              ---------------

INFORMATION TECHNOLOGY--9.8%
COMMUNICATIONS EQUIPMENT--1.7%
Anaren, Inc. (a)                                                    2,000              25,920
Andrew Corp. (a)                                                    7,000     $        95,410
Avaya, Inc. (a)                                                    21,000             361,200
Avocent Corp. (a)                                                     920              37,279
Belden CDT, Inc.                                                      950              22,040
Black Box Corp.                                                       600              28,812
Cisco Systems, Inc. (a)                                            85,700           1,654,010
Comverse Technology, Inc. (a)                                       3,070              75,062
F5 Networks, Inc. (a)                                               1,400              68,208
Finisar Corp. (a)                                                  11,500              26,220
Foundry Networks, Inc. (a)                                          4,400              57,904
Harris Corp.                                                          600              37,074
Inter-Tel, Inc.                                                     1,993              54,568
Juniper Networks, Inc. (a)                                          2,070              56,283
NMS Communications Corp. (a)                                        5,300              33,443
Nokia Oyj, ADR                                                     61,185             958,769
Polycom, Inc. (a)                                                   2,320              54,102
QUALCOMM, Inc.                                                     14,540             616,496
Telefonaktiebolaget LM
   Ericsson (a)                                                   138,199             439,083
Tellabs, Inc. (a)                                                   7,100              60,989
Tollgrade Communications, Inc. (a)                                  1,600              19,584
                                                                              ---------------
                                                                                    4,782,456
                                                                              ---------------

COMPUTERS & PERIPHERALS--1.9%
ActivCard Corp. (a)                                                 2,300              20,470
Advanced Digital Information
   Corp. (a)                                                          500               5,010
Apple Computer, Inc. (a)                                              900              57,960
Applied Films Corp. (a)                                             2,200              47,432
Cray, Inc. (a)                                                      7,900              36,814
Dell, Inc. (a)                                                     25,460           1,072,884
Electronics for Imaging, Inc. (a)                                     500               8,705
EMC Corp. (a)                                                      22,500             334,575
Hypercom Corp. (a)                                                  3,000              17,760
Imation Corp.                                                         300               9,549
Innovex, Inc. (a)                                                   1,900              10,355
Intergraph Corp. (a)                                                  561              15,108
International Business Machines
   Corp.                                                           21,323           2,102,021
Lexmark International, Inc.,
   Class A (a)                                                     17,006           1,445,510
PalmSource, Inc. (a)                                                3,200              40,768
Pinnacle Systems, Inc. (a)                                          5,300              32,330
SanDisk Corp. (a)                                                   3,300              82,401
                                                                              ---------------
                                                                                    5,339,652
                                                                              ---------------

ELECTRONIC EQUIPMENT & INSTRUMENTS--0.6%
Agilysys, Inc.                                                      1,200              20,568
Amphenol Corp., Class A (a)                                         3,300             121,242
Anixter International, Inc.                                         2,000              71,980
Arrow Electronics, Inc. (a)                                         2,600              63,180
AU Optronics Corp., ADR                                            33,200             475,424
AVX Corp.                                                           3,600              45,360
Benchmark Electronics, Inc. (a)                                       750              25,575
Brightpoint, Inc. (a)                                               2,300              44,942
CDW Corp.                                                             530              35,165
Checkpoint Systems, Inc. (a)                                        1,500              27,075
FLIR Systems, Inc. (a)                                                620              39,550

                 See Accompanying Notes to Financial Statements.

                                                               SHARES              VALUE
                                                          ---------------     ---------------
Global Imaging Systems, Inc. (a)                                    2,100     $        82,950
Hoya Corp.                                                          3,500             395,165
Identix, Inc. (a)                                                   2,900              21,402
Itron, Inc. (a)                                                     2,800              66,948
Littelfuse, Inc. (a)                                                1,900              64,904
MTS Systems Corp.                                                   1,100              37,191
NU Horizons Electronics Corp. (a)                                   2,500              19,950
OSI Systems, Inc. (a)                                               3,300              74,943
Photon Dynamics, Inc. (a)                                           1,700              41,276
Planar Systems, Inc. (a)                                            1,100              12,353
Vishay Intertechnology, Inc. (a)                                    2,300              34,546
                                                                              ---------------
                                                                                    1,821,689
                                                                              ---------------

INTERNET SOFTWARE & SERVICES--0.4%
Ask Jeeves, Inc. (a)                                                2,020              54,035
Corillian Corp. (a)                                                11,600              57,072
Digital River, Inc. (a)                                             1,400              58,254
Digitas, Inc. (a)                                                   7,860              75,063
Equinix, Inc. (a)                                                   1,200              51,288
Keynote Systems, Inc. (a)                                           1,900              26,448
Retek, Inc. (a)                                                    11,300              69,495
Stellent, Inc. (a)                                                  1,800              15,876
TeleCommunication Systems, Inc.,
   Class A (a)                                                      7,700              25,710
VeriSign, Inc. (a)                                                    900              30,168
Yahoo! Inc. (a)                                                    19,580             737,775
                                                                              ---------------
                                                                                    1,201,184
                                                                              ---------------

IT SERVICES--0.7%
Accenture Ltd., Class A (a)                                        27,373             739,071
Acxiom Corp.                                                        1,500              39,450
Affiliated Computer Services, Inc.,
   Class A (a)                                                      1,700             102,323
Automatic Data Processing, Inc.                                     5,400             239,490
Cognizant Technology Solutions
   Corp., Class A (a)                                               9,930             420,337
Computer Horizons Corp. (a)                                         2,700              10,287
DST Systems, Inc. (a)                                                 700              36,484
Inforte Corp. (a)                                                   1,900              14,972
Iron Mountain, Inc. (a)                                             2,410              73,481
Lightbridge, Inc. (a)                                               2,500              15,100
MAXIMUS, Inc. (a)                                                   2,000              62,240
MPS Group, Inc. (a)                                                 5,600              68,656
SunGard Data Systems, Inc. (a)                                      1,318              37,339
                                                                              ---------------
                                                                                    1,859,230
                                                                              ---------------

OFFICE ELECTRONICS--0.2%
Canon, Inc.                                                         3,000             161,988
Xerox Corp. (a)                                                    28,021             476,637
Zebra Technologies Corp.,
   Class A (a)                                                      1,350              75,978
                                                                              ---------------
                                                                                      714,603
                                                                              ---------------

SEMICONDUCTORS & SEMICONDUCTOR
   EQUIPMENT--2.3%
Advanced Micro Devices (a)                                          4,160              91,603
Altera Corp. (a)                                                   28,250             584,775
ARM Holdings PLC                                                  140,100             296,710
August Technology Corp. (a)                                         3,100              32,643
Broadcom Corp., Class A (a)                                         2,890              93,289
Brooks Automation, Inc. (a)                                         4,400     $        75,768
Cypress Semiconductor Corp. (a)                                     4,200              49,266
DSP Group, Inc. (a)                                                 1,400              31,262
Entegris, Inc. (a)                                                  7,500              74,625
Exar Corp. (a)                                                      1,500              21,285
FEI Co. (a)                                                         2,600              54,600
Freescale Semiconductor, Inc. (a)                                   1,832              33,635
Integrated Circuit Systems, Inc. (a)                                1,300              27,196
Intel Corp.                                                        59,940           1,401,997
IXYS Corp. (a)                                                      6,100              62,952
Leadis Technology, Inc. (a)                                         3,100              33,015
Linear Technology Corp.                                             5,830             225,971
Marvell Technology Group Ltd. (a)                                   2,180              77,325
Microchip Technology, Inc.                                          8,320             221,811
Mykrolis Corp. (a)                                                  3,600              51,012
National Semiconductor Corp.                                        1,530              27,463
Nikon Corp.                                                        56,000             692,400
NVIDIA Corp. (a)                                                    2,760              65,026
Pericom Semiconductor Corp. (a)                                     1,500              14,145
Samsung Electronics Co., Ltd.,
   GDR (b)                                                          1,425             312,075
Samsung Electronics Co., Ltd.,
   GDR, Registered Shares                                           3,585             785,115
Silicon Image, Inc. (a)                                             3,200              52,672
Silicon Laboratories, Inc. (a)                                      2,520              88,981
Silicon Storage Technology, Inc. (a)                                6,700              39,865
Teradyne, Inc. (a)                                                  9,400             160,458
Texas Instruments, Inc.                                            24,500             603,190
Ultratech, Inc. (a)                                                 3,300              62,205
Zoran Corp. (a)                                                     4,400              50,952
                                                                              ---------------
                                                                                    6,495,287
                                                                              ---------------

SOFTWARE--2.0%
Activision, Inc. (a)                                                2,378              47,988
Amdocs Ltd. (a)                                                    11,640             305,550
Ascential Software Corp. (a)                                        1,900              30,989
BMC Software, Inc. (a)                                              3,060              56,916
Business Objects SA, ADR (a)                                          900              22,806
Cadence Design Systems, Inc. (a)                                    2,100              29,001
Captaris, Inc. (a)                                                  4,300              22,188
Captiva Software Corp. (a)                                          4,300              43,860
Check Point Software Technologies
   Ltd. (a)                                                         2,930              72,166
Citrix Systems, Inc. (a)                                            3,150              77,270
Dassault Systemes SA                                                4,300             216,083
Epicor Software Corp. (a)                                           3,200              45,088
FileNET Corp. (a)                                                   1,700              43,792
Hyperion Solutions Corp. (a)                                        1,870              87,179
Internet Security Systems, Inc. (a)                                 1,500              34,875
Lawson Software, Inc. (a)                                           1,900              13,053
Magma Design Automation,
   Inc. (a)                                                         3,400              42,704
Manhattan Associates, Inc. (a)                                      1,800              42,984
Mercury Interactive Corp. (a)                                       2,080              94,744
Micromuse, Inc. (a)                                                12,700              70,485
Microsoft Corp.                                                   113,624           3,034,897
MSC.Software Corp. (a)                                              2,500              26,175
Novell, Inc. (a)                                                    5,600              37,800

                 See Accompanying Notes to Financial Statements.

                                                               SHARES              VALUE
                                                          ---------------     ---------------
OpenTV Corp., Class A (a)                                          10,000     $        38,400
Oracle Corp. (a)                                                   32,240             442,333
PLATO Learning, Inc. (a)                                            3,800              28,310
SAP AG, ADR                                                         7,600             335,996
ScanSoft, Inc. (a)                                                  7,300              30,587
SeaChange International, Inc. (a)                                     100               1,744
Shanda Interactive Entertainment
   Ltd., ADS (a)                                                      600              25,500
Sybase, Inc. (a)                                                    1,100              21,945
Take-Two Interactive Software,
   Inc. (a)                                                         1,200              41,748
Transaction Systems Architects, Inc.,
   Class A (a)                                                      1,800              35,730
VERITAS Software Corp. (a)                                          2,420              69,091
Verity, Inc. (a)                                                    2,800              36,736
                                                                              ---------------
                                                                                    5,606,713
                                                                              ---------------

MATERIALS--2.4%
CHEMICALS--1.1%
Air Products & Chemicals, Inc.                                     19,124           1,108,618
BOC Group PLC                                                      21,500             409,391
Cytec Industries, Inc.                                                700              35,994
Eastman Chemical Co.                                                1,800             103,914
Engelhard Corp.                                                     1,800              55,206
HB Fuller Co.                                                         800              22,808
International Flavors & Fragrances,
   Inc.                                                             2,000              85,680
Kaneka Corp.                                                       35,000             394,019
Landec Corp. (a)                                                    6,100              41,724
LESCO, Inc. (a)                                                       100               1,289
Lubrizol Corp.                                                      3,400             125,324
Minerals Technologies, Inc.                                           600              40,020
Potash Corp. of Saskatchewan, Inc.                                  1,830             152,000
PPG Industries, Inc.                                                  800              54,528
Praxair, Inc.                                                       2,400             105,960
Schulman (A.), Inc.                                                 1,100              23,551
Sensient Technologies Corp.                                         1,100              26,389
Shin-Etsu Chemical Co., Ltd.                                        8,600             352,054
Stepan Co.                                                          1,000              24,360
UAP Holding Corp. (a)                                               4,300              74,261
                                                                              ---------------
                                                                                    3,237,090
                                                                              ---------------

CONSTRUCTION MATERIALS--0.3%
Eagle Materials, Inc.                                                 700              60,445
Florida Rock Industries, Inc.                                         500              29,765
Holcim Ltd., Registered Shares                                      6,407             384,359
Lafarge SA                                                          3,945             379,389
                                                                              ---------------
                                                                                      853,958
                                                                              ---------------

CONTAINERS & PACKAGING--0.1%
AptarGroup, Inc.                                                      600              31,668
Bemis Co., Inc.                                                     1,400              40,726
Crown Holdings, Inc. (a)                                            5,000              68,700
Greif, Inc., Class A                                                1,100              61,600
Packaging Corp. of America                                          3,400              80,070
Pactiv Corp. (a)                                                    2,300              58,167
                                                                              ---------------
                                                                                      340,931
                                                                              ---------------

METALS & MINING--0.2%
Allegheny Technologies, Inc.                                        1,380     $        29,905
AMCOL International Corp.                                           2,500              50,225
Carpenter Technology Corp.                                          1,500              87,690
Coeur d'Alene Mines Corp. (a)                                       6,000              23,580
Freeport-McMoRan Copper & Gold,
   Inc., Class B                                                    1,080              41,288
Inco Ltd. (a)                                                       1,840              67,675
Metal Management, Inc.                                              2,100              56,427
Peabody Energy Corp.                                                1,570             127,029
Phelps Dodge Corp.                                                    720              71,222
RTI International Metals, Inc. (a)                                  2,000              41,080
Steel Technologies, Inc.                                            1,600              44,016
                                                                              ---------------
                                                                                      640,137
                                                                              ---------------

PAPER & FOREST PRODUCTS--0.7%
Bowater, Inc.                                                       2,280             100,252
Georgia-Pacific Corp.                                               2,700             101,196
Glatfelter                                                          2,400              36,672
International Paper Co.                                             1,910              80,220
MeadWestvaco Corp.                                                 28,050             950,615
Mercer International, Inc. (a)                                      2,900              30,885
Neenah Paper, Inc. (a)                                                350              11,410
Weyerhaeuser Co.                                                    7,674             515,846
                                                                              ---------------
                                                                                    1,827,096
                                                                              ---------------

TELECOMMUNICATION SERVICES--2.1%
DIVERSIFIED TELECOMMUNICATION SERVICES--1.4%
BellSouth Corp.                                                    17,403             483,629
North Pittsburgh Systems, Inc.                                      1,100              27,203
SBC Communications, Inc.                                           50,684           1,306,127
SpectraSite, Inc. (a)                                                 500              28,950
Telefonica SA                                                      33,033             619,408
Telenor ASA                                                        61,500             556,181
Verizon Communications, Inc.                                       27,089           1,097,375
                                                                              ---------------
                                                                                    4,118,873
                                                                              ---------------
WIRELESS TELECOMMUNICATION SERVICES--0.7%
American Tower Corp., Class A (a)                                   1,880              34,592
Cosmote Mobile Telecommunications
   SA                                                              16,200             323,000
Crown Castle International
   Corp. (a)                                                        4,970              82,701
Millicom International Cellular
   SA (a)                                                           1,780              40,459
Mobile Telesystems, ADR                                               400              55,404
Nextel Partners, Inc., Class A (a)                                  2,660              51,976
NTT DoCoMo, Inc.                                                      389             715,623
Price Communications Corp. (a)                                      1,585              29,465
Telephone and Data Systems, Inc.                                    1,700             130,815
VimpelCom, ADR (a)                                                  1,160              41,922
Vodafone Group PLC                                                105,200             284,797
Western Wireless Corp., Class A (a)                                 2,330              68,269
                                                                              ---------------
                                                                                    1,859,023
                                                                              ---------------

                 See Accompanying Notes to Financial Statements.

                                                               SHARES              VALUE
                                                          ---------------     ---------------
UTILITIES--1.6%
ELECTRIC UTILITIES--1.5%
ALLETE, Inc.                                                        1,233     $        45,313
American Electric Power Co., Inc.                                  19,673             675,571
Central Vermont Public Service
   Corp.                                                            1,600              37,216
CH Energy Group, Inc.                                               1,000              48,050
Edison International                                                2,000              64,060
El Paso Electric Co. (a)                                            1,800              34,092
Entergy Corp.                                                       9,262             626,018
Exelon Corp.                                                       13,541             596,752
Maine & Maritimes Corp.                                               400              10,540
MGE Energy, Inc.                                                      600              21,618
Otter Tail Corp.                                                      900              22,977
PG&E Corp. (a)                                                      9,703             322,916
PPL Corp.                                                             800              42,624
Progress Energy, Inc.                                               2,100              95,004
Puget Energy, Inc.                                                  1,700              41,990
Reliant Energy, Inc. (a)                                            2,800              38,220
TXU Corp.                                                          21,857           1,411,088
                                                                              ---------------
                                                                                    4,134,049
                                                                              ---------------

GAS UTILITIES--0.0%
Cascade Natural Gas Corp.                                             700              14,840
Northwest Natural Gas Co.                                             600              20,244
WGL Holdings, Inc.                                                    600              18,504
                                                                              ---------------
                                                                                       53,588
                                                                              ---------------

MULTI-UTILITIES & UNREGULATED POWER--0.1%
Constellation Energy Group                                          1,800              78,678
Energy East Corp.                                                   2,100              56,028
                                                                              ---------------
                                                                                      134,706
                                                                              ---------------

WATER UTILITIES--0.0%
Nalco Holding Co. (a)                                               2,800              54,656
                                                                              ---------------
TOTAL COMMON STOCKS
   (cost of $150,464,060)                                                         186,438,181
                                                                              ---------------

                                                                PAR
                                                          ---------------
CORPORATE FIXED-INCOME
BONDS & NOTES--14.0%
BASIC MATERIALS--0.6%
CHEMICALS--0.2%
Airgas, Inc.
   6.250% 07/15/14                                        $         5,000               5,106
   9.125% 10/01/11                                                140,000             156,975
Equistar Chemical LP
   10.125% 09/01/08                                                60,000              69,150
Equistar Chemicals LP
   10.625% 05/01/11                                                15,000              17,381
Ethyl Corp.
   8.875% 05/01/10                                                 70,000              77,350
MacDermid, Inc.
   9.125% 07/15/11                                                 80,000              88,800
Nalco Co.
   7.750% 11/15/11                                                 90,000              96,863
                                                                              ---------------
                                                                                      511,625
                                                                              ---------------

FOREST PRODUCTS & PAPER--0.4%
Boise Cascade LLC
   7.125% 10/15/14 (b)                                    $       150,000     $       158,625
Westvaco Corp.
   8.200% 01/15/30                                                690,000             857,360
                                                                              ---------------
                                                                                    1,015,985
                                                                              ---------------

IRON/STEEL--0.0%
Russel Metals, Inc.
   6.375% 03/01/14                                                 80,000              81,200
                                                                              ---------------

COMMUNICATIONS--2.1%
ADVERTISING--0.2%
Lamar Media Corp.
   7.250% 01/01/13                                                275,000             297,344
R.H. Donnelley Finance Corp.
   10.875% 12/15/12 (b)                                           250,000             296,875
                                                                              ---------------
                                                                                      594,219
                                                                              ---------------

MEDIA--0.7%
Comcast Corp.
   7.050% 03/15/33                                                600,000             687,156
Dex Media West LLC
   5.875% 11/15/11(b)                                             160,000             159,200
DirecTV Holdings LLC
   8.375% 03/15/13                                                210,000             235,462
EchoStar DBS Corp.
   5.750% 10/01/08                                                210,000             213,150
   6.625% 10/01/14 (b)                                             90,000              91,350
Emmis Operating Co.
   6.875% 05/15/12                                                 45,000              46,913
LIN Television Corp.
   6.500% 05/15/13                                                175,000             180,031
Rogers Cable, Inc.
   6.250% 06/15/13                                                150,000             150,750
   7.875% 05/01/12                                                 30,000              32,850
Sinclair Broadcast Group, Inc.
   8.750% 12/15/11                                                135,000             147,150
                                                                              ---------------
                                                                                    1,944,012
                                                                              ---------------

TELECOMMUNICATIONS--1.2%
MCI, Inc.
   6.908% 05/01/07                                                 46,000              47,265
   7.688% 05/01/09                                                 46,000              47,725
   8.735% 05/01/14                                                 39,000              42,120
Nextel Communications, Inc.
   5.950% 03/15/14                                                 45,000              46,687
   7.375% 08/01/15                                                250,000             276,562
Rogers Wireless, Inc.
   7.500% 03/15/15 (b)                                             70,000              74,025
   8.000% 12/15/12 (b)                                            145,000             153,338
SBC Communications, Inc.
   5.750% 05/02/06                                              1,250,000           1,290,050
Sprint Capital Corp.
   6.125% 11/15/08                                                475,000             509,271
Verizon Global Funding Corp.
   7.750% 12/01/30                                                750,000             929,798
                                                                              ---------------
                                                                                    3,416,841
                                                                              ---------------

                 See Accompanying Notes to Financial Statements.

                                                                PAR                VALUE
                                                          ---------------     ---------------
CONSUMER CYCLICAL--1.9%
AIRLINES--0.6%
Continental Airlines, Inc.
   7.461% 04/01/15                                        $       405,008     $       392,858
United Air Lines, Inc.
   7.032% 10/01/10 (c)                                          1,372,048           1,238,273
   9.200% 03/22/08 (d)                                            507,021             203,442
                                                                              ---------------
                                                                                    1,834,573
                                                                              ---------------

AUTO MANUFACTURERS--0.1%
General Motors Corp.
   7.125% 07/15/13                                                150,000             152,975
                                                                              ---------------

ENTERTAINMENT--0.1%
Cinemark USA, Inc.
   9.000% 02/01/13                                                150,000             171,375
Speedway Motorsports, Inc.
   6.750% 06/01/13                                                150,000             158,250
Warner Music Group
   7.375% 04/15/14 (b)                                             75,000              76,875
                                                                              ---------------
                                                                                      406,500
                                                                              ---------------

HOME BUILDERS--0.2%
KB Home
   8.625% 12/15/08                                                225,000             254,250
Toll Corp.
   8.250% 12/01/11                                                205,000             226,525
                                                                              ---------------
                                                                                      480,775
                                                                              ---------------

LEISURE TIME--0.1%
K2, Inc.
   7.375% 07/01/14 (b)                                             75,000              82,313
Royal Caribbean Cruises
   6.750% 03/15/08                                                 50,000              53,500
   6.875% 12/01/13                                                 50,000              54,125
   8.750% 02/02/11                                                180,000             212,850
                                                                              ---------------
                                                                                      402,788
                                                                              ---------------

LODGING--0.6%
Harrah's Operating Co., Inc.
   7.875% 12/15/05                                                275,000             286,344
Kerzner International
   8.875% 08/15/11                                                 95,000             104,025
MGM Mirage, Inc.
   6.000% 10/01/09                                                 65,000              66,950
   9.750% 06/01/07                                                210,000             233,625
Park Place Entertainment Corp.
   8.875% 09/15/08                                                 25,000              28,376
   9.375% 02/15/07                                                245,000             269,512
Starwood Hotels & Resorts
   Worldwide, Inc.
   7.875% 05/01/12                                                150,000             171,000
Station Casinos, Inc.
   6.500% 02/01/14                                                290,000             297,975
Wynn Las Vegas LLC
   6.625% 12/01/14 (b)                                            115,000             113,850
                                                                              ---------------
                                                                                    1,571,657
                                                                              ---------------

RETAIL--0.2%
AutoNation, Inc.
   9.000% 08/01/08                                                135,000             153,900
Domino's, Inc.
   8.250% 07/01/11                                        $        75,000     $        82,031
Finlay Fine Jewelry Corp.
   8.375% 06/01/12                                                 65,000              70,200
Group 1 Automotive, Inc.
   8.250% 08/15/13                                                 55,000              58,644
Suburban Propane Partners
   6.875% 12/15/13                                                 85,000              86,700
                                                                              ---------------
                                                                                      451,475
                                                                              ---------------

TOYS/GAMES/HOBBIES--0.0%
Hasbro, Inc.
   6.150% 07/15/08                                                125,000             132,656
                                                                              ---------------

CONSUMER NON-CYCLICAL--1.9%
BEVERAGES--0.2%
Constellation Brands, Inc.
   8.125% 01/15/12                                                275,000             300,437
Cott Beverages, Inc.
   8.000% 12/15/11                                                275,000             298,719
                                                                              ---------------
                                                                                      599,156
                                                                              ---------------

COMMERCIAL SERVICES--0.2%
Corrections Corp. of America
   7.500% 05/01/11                                                200,000             214,000
Iron Mountain, Inc.
   7.750% 01/15/15                                                 10,000              10,100
   8.625% 04/01/13                                                205,000             217,812
United Rentals, Inc.
   7.750% 11/15/13                                                160,000             157,600
                                                                              ---------------
                                                                                      599,512
                                                                              ---------------

COSMETICS/PERSONAL CARE--0.3%
Procter & Gamble Co.
   4.750% 06/15/07                                                750,000             772,928
                                                                              ---------------
HEALTHCARE SERVICES--1.0%
Extendicare Health Services, Inc.
   6.875% 05/01/14                                                 35,000              35,700
   9.500% 07/01/10                                                 15,000              16,800
HCA, Inc.
   6.950% 05/01/12                                                175,000             183,932
   7.125% 06/01/06                                                900,000             936,072
Province Healthcare Co.
   7.500% 06/01/13                                                175,000             196,219
Select Medical Corp.
   9.500% 06/15/09                                                200,000             214,250
Tenet Healthcare Corp.
   5.375% 11/15/06                                              1,125,000           1,127,812
Triad Hospitals, Inc.
   7.000% 05/15/12                                                200,000             210,500
   7.000% 11/15/13                                                 45,000              45,900
                                                                              ---------------
                                                                                    2,967,185
                                                                              ---------------

HOUSEHOLD PRODUCTS/WARES--0.0%
Church & Dwight Co., Inc.
   6.000% 12/15/12 (b)                                              5,000               5,100
Scotts Co.
   6.625% 11/15/13                                                 50,000              52,750
                                                                              ---------------
                                                                                       57,850
                                                                              ---------------

                 See Accompanying Notes to Financial Statements.

                                                                PAR                VALUE
                                                          ---------------     ---------------
PHARMACEUTICALS--0.2%
AmerisourceBergen Corp.
   8.125% 09/01/08                                        $       190,000     $       211,375
Omnicare, Inc.
   8.125% 03/15/11                                                225,000             241,313
                                                                              ---------------
                                                                                      452,688
                                                                              ---------------

ENERGY--1.6%
COAL--0.2%
Arch Western Finance LLC
   7.500% 07/01/13                                                255,000             263,287
Peabody Energy Corp.
   6.875% 03/15/13                                                300,000             325,500
                                                                              ---------------
                                                                                      588,787
                                                                              ---------------

OIL & GAS--1.1%
Chesapeake Energy Corp.
   6.375% 06/15/15 (b)                                            100,000             103,250
   7.500% 09/15/13                                                165,000             179,850
Devon Financing Corp.
   6.875% 09/30/11                                                700,000             791,105
Newfield Exploration Co.
   6.625% 09/01/14 (b)                                            215,000             227,900
Nexen, Inc.
   7.875% 03/15/32                                                750,000             934,095
Pemex Project Funding Master Trust
   7.875% 02/01/09                                                300,000             336,300
Plains Exploration & Production Co.
   7.125% 06/15/14                                                130,000             143,000
Pride International, Inc.
   7.375% 07/15/14                                                135,000             147,488
Vintage Petroleum, Inc.
   7.875% 05/15/11                                                150,000             159,375
                                                                              ---------------
                                                                                    3,022,363
                                                                              ---------------

OIL & GAS SERVICES--0.2%
Grant Prideco, Inc.
   9.625% 12/01/07                                                270,000             302,400
Hornbeck Offshore Services, Inc.
   6.125% 12/01/14(b)                                              85,000              85,000
Universal Compression, Inc.
   7.250% 05/15/10                                                150,000             160,500
                                                                              ---------------
                                                                                      547,900
                                                                              ---------------

PIPELINES--0.1%
Markwest Energy Partners
   6.875% 11/01/14(b)                                              75,000              76,125
Williams Companies, Inc.
   7.125% 09/01/11                                                 20,000              21,850
   8.125% 03/15/12                                                130,000             150,475
                                                                              ---------------
                                                                                      248,450
                                                                              ---------------

FINANCIALS--3.6%
BANKS--0.7%
HSBC Capital Funding LP
   9.547% 06/30/10 (b)(e)                                       1,000,000           1,228,790
Rabobank Capital Funding II
   5.260% 12/31/13 (b)                                            775,000             793,941
                                                                              ---------------
                                                                                    2,022,731
                                                                              ---------------

DIVERSIFIED FINANCIAL SERVICES--1.9%
Citicorp
   8.040% 12/15/19 (b)                                    $     1,075,000     $     1,324,841
Couche-Tard
   7.500% 12/15/13                                                155,000             166,625
Ford Motor Credit Co.
   7.375% 02/01/11                                                970,000           1,045,961
General Motors Acceptance Corp.
   6.875% 08/28/12                                                550,000             560,092
Goldman Sachs Group, Inc.
   6.600% 01/15/12                                                970,000           1,082,646
International Lease Finance Corp.
   6.375% 03/15/09                                                475,000             513,095
Morgan Stanley
   6.750% 04/15/11                                                360,000             405,432
UFJ Finance Aruba AEC
   6.750% 07/15/13                                                375,000             417,514
                                                                              ---------------
                                                                                    5,516,206
                                                                              ---------------

INSURANCE--0.9%
Florida Windstorm Underwriting
   Association
   7.125% 02/25/19 (b)                                          1,150,000           1,341,302
Prudential Insurance Co. of America
   7.650% 07/01/07 (b)                                          1,150,000           1,257,813
                                                                              ---------------
                                                                                    2,599,115
                                                                              ---------------

REITs--0.1%
iStar Financial, Inc.
   5.125% 04/01/11                                                100,000             100,963
   7.000% 03/15/08                                                 75,000              81,039
   8.750% 08/15/08                                                 35,000              39,861
                                                                              ---------------
                                                                                      221,863
                                                                              ---------------

INDUSTRIAL--1.3%
AEROSPACE & DEFENSE--0.4%
L-3 Communications Corp.
   6.125% 07/15/13                                                 15,000              15,525
   7.625% 06/15/12                                                275,000             299,062
Raytheon Co.
   8.300% 03/01/10                                                700,000             829,227
TransDigm, Inc.
   8.375% 07/15/11                                                125,000             133,750
                                                                              ---------------
                                                                                    1,277,564
                                                                              ---------------

ELECTRONICS--0.1%
Fisher Scientific International, Inc.
   6.750% 08/15/14 (b)                                            145,000             155,513
                                                                              ---------------

ENVIRONMENTAL CONTROL--0.1%
Allied Waste North America, Inc.
   9.250% 09/01/12                                                200,000             217,250
Synagro Technologies, Inc.
   9.500% 04/01/09                                                 25,000              27,250
                                                                              ---------------
                                                                                      244,500
                                                                              ---------------

HAND/MACHINE TOOLS--0.1%
Kennametal, Inc.
   7.200% 06/15/12                                                175,000             193,258
                                                                              ---------------

                 See Accompanying Notes to Financial Statements.

                                                                PAR                VALUE
                                                          ---------------     ---------------
MACHINERY DIVERSIFIED--0.0%
Manitowoc Co., Inc.
   7.125% 11/01/13                                        $        10,000     $        10,825
Westinghouse Air Brake
   6.875% 07/31/13                                                 90,000              94,500
                                                                              ---------------
                                                                                      105,325
                                                                              ---------------

PACKAGING & CONTAINERS--0.3%
Ball Corp.
   6.875% 12/15/12                                                285,000             306,375
Owens-Brockway Glass Container
   6.750% 12/01/14 (b)                                             25,000              25,375
Owens-Illinois, Inc.
   7.350% 05/15/08                                                 70,000              73,500
   7.500% 05/15/10                                                 85,000              90,100
Silgan Holdings, Inc.
   6.750% 11/15/13                                                225,000             232,875
Smurfit-Stone Container Corp.
   7.375% 07/15/14                                                 90,000              95,400
Stone Container Corp.
   9.750% 02/01/11                                                110,000             120,450
                                                                              ---------------
                                                                                      944,075
                                                                              ---------------

TRANSPORTATION--0.3%
FedEx Corp.
   7.530% 09/23/06                                                368,974             388,171
Offshore Logistics, Inc.
   6.125% 06/15/13                                                 95,000              96,187
Teekay Shipping Corp.
   8.875% 07/15/11                                                265,000             306,738
                                                                              ---------------
                                                                                      791,096
                                                                              ---------------

TECHNOLOGY--0.1%
SEMICONDUCTORS--0.1%
Freescale Semiconductor, Inc.
   6.875% 07/15/11                                                175,000             188,125
                                                                              ---------------

UTILITIES--0.9%
ELECTRIC--0.9%
AES Corp.
   7.750% 03/01/14                                                115,000             124,631
Dominion Resources, Inc.
   6.300% 03/15/33                                                400,000             416,336
FirstEnergy Corp.
   5.500% 11/15/06                                                750,000             774,960
Nevada Power Co.
   5.875% 01/15/15 (b)                                             45,000              45,225
   6.500% 04/15/12                                                 30,000              31,537
Northwestern Corp.
   5.875% 11/01/14 (b)                                             10,000              10,200
Public Service Electric & Gas
   4.000% 11/01/08                                                675,000             677,005
Southern Power Co.
   6.250% 07/15/12                                                405,000             441,086
Texas Genco LLC
   6.875% 12/15/14 (b)                                    $        75,000     $        77,531
                                                                              ---------------
                                                                                    2,598,511
                                                                              ---------------
TOTAL CORPORATE FIXED-INCOME
   BONDS & NOTES
   (cost of $38,646,568)                                                           39,711,982
                                                                              ---------------

U.S. GOVERNMENT AGENCIES & OBLIGATIONS--11.9%
MORTGAGE-BACKED SECURITIES--10.6%
Federal Home Loan Mortgage Corp.
   5.000% 05/01/34 - 09/01/34                                   1,474,907           1,465,644
   5.500% 12/01/32 - 09/01/34                                   1,757,387           1,786,542
   6.500% 12/01/10 - 07/01/31                                   2,122,421           2,237,987
   7.000% 04/01/29 - 08/01/31                                      44,865              47,574
   7.500% 07/01/15 - 01/01/30                                      45,205              48,354
   8.000% 09/01/15                                                 19,060              20,232
   12.000% 07/01/20                                               136,263             152,188
Federal National Mortgage Association
   4.500% 05/01/34                                                495,104             478,844
   5.000% 07/25/15 - 08/01/33                                   8,373,813           8,478,596
   5.500% 05/01/16 - 10/01/34                                   8,552,356           8,690,249
   6.000% 04/01/16 - 07/01/31                                     133,678             139,416
   6.120% 10/01/08                                                231,316             231,399
   6.500% 08/01/31 - 12/01/31                                     616,146             646,815
   6.625% 09/15/09                                              2,595,000           2,897,510
   7.000% 07/01/31 - 12/01/32                                     513,328             544,166
   7.500% 09/01/15 - 08/01/31                                     118,214             126,380
   8.000% 04/01/30 - 05/01/30                                      24,354              26,407
Government National Mortgage Association
   3.750% 07/20/25 (e)                                             41,884              42,472
   6.000% 12/15/28 - 03/15/29                                   1,148,984           1,194,551
   6.500% 05/15/13 - 05/15/29                                     192,899             204,380
   7.000% 11/15/13 - 06/15/31                                      22,716              24,166
   7.500% 09/15/29                                                 14,934              16,043
   8.000% 03/15/26                                                551,603             600,185
   9.000% 12/15/17                                                  6,469               7,236
                                                                              ---------------
                                                                                   30,107,336
                                                                              ---------------

U.S. TREASURY NOTES & BONDS--1.3%
U.S. Treasury Bonds
   5.375% 02/15/31                                              1,100,000           1,189,461
   6.250% 08/15/23                                              1,180,000           1,381,475
U.S. Treasury Note
   4.250% 08/15/14                                              1,250,000           1,252,784
                                                                              ---------------
                                                                                    3,823,720
                                                                              ---------------
TOTAL U.S. GOVERNMENT AGENCIES & OBLIGATIONS
   (cost of $33,142,809)                                                           33,931,056
                                                                              ---------------

                 See Accompanying Notes to Financial Statements.

                                                                PAR                VALUE
                                                          ---------------     ---------------
ASSET-BACKED SECURITIES--3.0%
California Infrastructure
   6.420% 12/26/09                                        $     1,200,000     $     1,280,736
Capital One Multi-Asset
   Execution Trust
   3.650% 07/15/11                                                870,000             865,511
Chase Manhattan Auto Owner Trust
   3.800% 05/15/08                                                160,714             161,428
   5.070% 02/15/08                                                 55,627              56,096
Chemical Bank Master Credit
   Card Trust I
   5.980% 09/15/08                                                150,000             153,612
Citibank Credit Card Issuance Trust
   2.900% 05/17/10                                              1,800,000           1,752,966
Consumer Funding LLC
   5.430% 04/20/15                                                510,000             540,523
Navistar Financial, Series B
   3.250% 10/15/10                                              1,700,000           1,687,437
Origen Manufactured Housing
   3.380% 08/15/17                                                550,000             539,352
Providian Gateway Master Trust
   3.350% 09/15/11 (b)                                          1,000,000             990,890
Standard Credit Card Master Trust
   6.550% 10/07/07                                                500,000             512,780
                                                                              ---------------
TOTAL ASSET-BACKED SECURITIES
   (cost of $8,684,200)                                                             8,541,331
                                                                              ---------------

COLLATERALIZED MORTGAGE OBLIGATIONS--1.8%
American Mortgage Trust
   8.445% 09/27/22                                                 25,376              22,839
First Union Chase Commercial
   Mortgage
   6.645% 06/15/31                                                750,000             815,122
LB-UBS Commercial Mortgage
   Trust
   6.510% 12/15/26                                              3,750,000           4,139,588
Rural Housing Trust
   6.330% 04/01/26                                                 11,078              11,096
                                                                              ---------------
TOTAL COLLATERALIZED MORTGAGE
   OBLIGATIONS
   (cost of $4,692,713)                                                             4,988,645
                                                                              ---------------

                                                               SHARE
                                                          ---------------
INVESTMENT COMPANY--0.6%
iShares Russell 1000 Value
   Index Fund                                                      25,450           1,689,116
                                                                              ---------------
TOTAL INVESTMENT COMPANY
   (cost of $1,591,692)                                                             1,689,116
                                                                              ---------------

PREFERRED STOCKS--0.3%
CONSUMER DISCRETIONARY--0.1%
MEDIA--0.1%
News Corp., Ltd., ADR                                              16,700     $       311,622
                                                                              ---------------

HEALTH CARE--0.2%
HEALTH CARE PROVIDERS & SERVICES--0.2%
Fresenius AG                                                        5,525             514,997
                                                                              ---------------
TOTAL PREFERRED STOCKS
   (cost of $892,859)                                                                 826,619
                                                                              ---------------

                                                               PAR
                                                          ---------------
MUNICIPAL BOND--0.1%
Illinois State Taxable Pension
   5.100% 06/01/33 (e)                                    $       400,000             386,196
                                                                              ---------------
TOTAL MUNICIPAL BOND
   (cost of $356,343)                                                                 386,196
                                                                              ---------------

                                                              SHARES
                                                          ---------------
INCOME DEPOSIT SECURITIES--0.0%
CONSUMER DISCRETIONARY--0.0%
HOTELS, RESTAURANTS & LEISURE--0.0%
Centerplate, Inc.                                                   2,000              26,460
                                                                              ---------------

CONSUMER STAPLES--0.0%
FOOD & STAPLES RETAILING--0.0%
B&G Foods, Inc. (a)                                                 1,900              28,462
                                                                              ---------------

TELECOMMUNICATION SERVICES--0.0%
DIVERSIFIED TELECOMMUNICATION SERVICES--0.0%
Otelco, Inc. (a)                                                      900              14,310
                                                                              ---------------
TOTAL INCOME DEPOSIT SECURITIES
   (cost of $72,210)                                                                   69,232
                                                                              ---------------

                                                                PAR
                                                          ---------------
SHORT-TERM OBLIGATION--2.3%
Repurchase agreement with State Street
   Bank & Trust Co., dated 12/31/04, due
   01/03/05 at 1.500%, collateralized by
   U.S. Treasury Bonds and Notes
   with various maturities to 08/15/29,
   market value of $6,747,886
   (repurchase proceeds $6,594,824)                       $     6,594,000           6,594,000
                                                                              ---------------
TOTAL SHORT-TERM OBLIGATION
   (cost of $6,594,000)                                                             6,594,000
                                                                              ---------------
TOTAL INVESTMENTS--99.6%
   (cost of $245,137,454) (f)                                                     283,176,358
                                                                              ---------------
OTHER ASSETS & LIABILITIES, NET--0.4%                                               1,114,137
                                                                              ---------------
NET ASSETS--100.0%                                                            $   284,290,495
                                                                              ===============

                 See Accompanying Notes to Financial Statements.

NOTES TO INVESTMENT PORTFOLIO:
(a)  Non-income producing security.
(b) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, these securities amounted to $9,267,322, which represents 3.3% of net assets.
(c) The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is being accrued. As of December 31, 2004, the value of this security represents 0.4% of net assets.
(d) The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is not being accrued. As of December 31, 2004, the value of this security represents 0.1% of net assets.
(e) Variable rate security. The interest rate shown reflects the rate as of December 31, 2004.
(f)  Cost for federal income tax purposes is $248,076,724.

At December 31, 2004, the Fund held investments in the following security types:

SECURITY TYPE (UNAUDITED)                      % OF NET ASSETS
-------------------------                      ---------------
Common Stocks                                         65.6%
Corporate Fixed-Income Bonds & Notes                  14.0
U.S. Government Agencies & Obligations                11.9
Asset-Backed Securities                                3.0
Collateralized Mortgage Obligations                    1.8
Investment Company                                     0.6
Preferred Stocks                                       0.3
Municipal Bond                                         0.1
Income Deposit Securities                              0.0
Short-Term Obligation                                  2.3
Other Assets & Liabilities, Net                        0.4
                                                     -----
                                                     100.0%
                                                     =====

            ACRONYM              NAME
            -------              ----
             ADR        American Depositary Receipt
             GDR        Global Depositary Receipt
             REIT       Real Estate Investment Trust

                 See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS & LIABILITIES

Liberty Asset Allocation Fund, Variable Series / December 31, 2004

ASSETS:
Investments, at cost                                                               $   245,137,454
                                                                                   ---------------
Investments, at value                                                              $   283,176,358
Cash                                                                                       115,992
Foreign currency (cost of $752,124)                                                        747,959
Receivable for:
   Investments sold                                                                        287,308
   Fund shares sold                                                                            817
   Interest                                                                                918,675
   Dividends                                                                               208,067
   Foreign tax reclaim                                                                      47,083
Expense reimbursement due from Investment Advisor                                            9,683
Deferred Trustees' compensation plan                                                        11,535
                                                                                   ---------------
     TOTAL ASSETS                                                                      285,523,477
                                                                                   ---------------
LIABILITIES:
Payable for:
   Investments purchased                                                                    29,546
   Fund shares repurchased                                                                 931,749
   Investment advisory fee                                                                 107,918
   Administration fee                                                                       36,023
   Transfer agent fee                                                                          625
   Pricing and bookkeeping fees                                                             17,926
   Trustees' fees                                                                                6
   Audit fee                                                                                30,030
   Custody fee                                                                              15,582
   Distribution fee--Class B                                                                14,576
Deferred Trustees' fees                                                                     11,535
Other liabilities                                                                           37,466
                                                                                   ---------------
     TOTAL LIABILITIES                                                                   1,232,982
                                                                                   ---------------
NET ASSETS                                                                         $   284,290,495
                                                                                   ===============
COMPOSITION OF NET ASSETS:
Paid-in capital                                                                    $   252,018,685
Undistributed net investment income                                                      6,460,071
Accumulated net realized loss                                                          (12,231,763)
Net unrealized appreciation on:
   Investments                                                                          38,038,904
   Foreign currency translations                                                             4,598
                                                                                   ---------------
NET ASSETS                                                                         $   284,290,495
                                                                                   ===============

CLASS A:
Net assets                                                                         $   216,123,490
Shares outstanding                                                                      14,572,978
                                                                                   ===============
Net asset value per share                                                          $         14.83
                                                                                   ===============
CLASS B:
Net assets                                                                         $    68,167,005
Shares outstanding                                                                       4,613,760
                                                                                   ===============
Net asset value per share                                                          $         14.77
                                                                                   ===============

                 See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS
Liberty Asset Allocation Fund, Variable Series
For the Year Ended December 31, 2004

INVESTMENT INCOME:
Dividends                                                                          $     3,370,687
Interest                                                                                 5,304,237
                                                                                   ---------------
   Total Investment Income (net of foreign taxes withheld of $105,289)                   8,674,924
                                                                                   ---------------
EXPENSES:
Investment advisory fee                                                                  1,292,190
Administration fee                                                                         430,730
Distribution fee--Class B                                                                  165,465
Transfer agent fee                                                                           7,500
Pricing and bookkeeping fees                                                               182,986
Trustees' fees                                                                              12,381
Custody fee                                                                                172,319
Non-recurring costs (See Note 6)                                                            14,468
Other expenses                                                                             100,118
                                                                                   ---------------
   Total Expenses                                                                        2,378,157
Fees and expenses waived or reimbursed by Investment Advisor                               (43,225)
Fees reimbursed by Distributor--Class B                                                    (66,197)
Non-recurring costs assumed by Investment Advisor (See Note 6)                             (14,468)
Custody earnings credit                                                                     (1,641)
                                                                                   ---------------
   Net Expenses                                                                          2,252,626
                                                                                   ---------------
Net Investment Income                                                                    6,422,298
                                                                                   ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on:
   Investments                                                                          15,320,929
   Foreign currency transactions                                                            44,186
                                                                                   ---------------
     Net realized gain                                                                  15,365,115
                                                                                   ---------------
Net change in unrealized appreciation/depreciation on:
   Investments                                                                           4,953,035
   Foreign currency translations                                                            (8,285)
                                                                                   ---------------
     Net change in unrealized appreciation/depreciation                                  4,944,750
                                                                                   ---------------
Net Gain                                                                                20,309,865
                                                                                   ---------------
Net Increase in Net Assets from Operations                                         $    26,732,163
                                                                                   ===============

                 See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

Liberty Asset Allocation Fund, Variable Series

                                                                                         YEAR ENDED DECEMBER 31,
                                                                                   ----------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                                      2004               2003
----------------------------------                                                 ---------------    ---------------
OPERATIONS:
Net investment income                                                              $     6,422,298    $     6,564,997
Net realized gain on investments and foreign currency transactions                      15,365,115          3,086,332
Net change in unrealized appreciation/depreciation on investments and foreign
   currency translations                                                                 4,944,750         43,380,255
                                                                                   ---------------    ---------------
        Net Increase from Operations                                                    26,732,163         53,031,584
                                                                                   ---------------    ---------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
    Class A                                                                             (5,346,117)        (6,166,140)
    Class B                                                                             (1,442,518)        (1,566,119)
                                                                                   ---------------    ---------------
        Total Distributions Declared to Shareholders                                    (6,788,635)        (7,732,259)
                                                                                   ---------------    ---------------
SHARE TRANSACTIONS:
Class A:
   Subscriptions                                                                         6,409,229          2,980,327
   Proceeds received in connection with merger                                                  --         38,966,649
   Distributions reinvested                                                              5,346,117          6,166,140
   Redemptions                                                                         (44,554,811)       (45,164,859)
                                                                                   ---------------    ---------------
        Net Increase (Decrease)                                                        (32,799,465)         2,948,257
                                                                                   ---------------    ---------------
Class B:
   Subscriptions                                                                         5,905,274         12,033,030
   Distributions reinvested                                                              1,442,518          1,566,119
   Redemptions                                                                          (8,832,921)        (9,081,481)
                                                                                   ---------------    ---------------
        Net Increase (Decrease)                                                         (1,485,129)         4,517,668
                                                                                   ---------------    ---------------
Net Increase (Decrease) from Share Transactions                                        (34,284,594)         7,465,925
                                                                                   ---------------    ---------------
Total Increase (Decrease) in Net Assets                                                (14,341,066)        52,765,250

NET ASSETS:
Beginning of period                                                                    298,631,561        245,866,311
                                                                                   ---------------    ---------------
End of period (including undistributed net investment income of $6,460,071 and
   $6,588,407, respectively)                                                       $   284,290,495    $   298,631,561
                                                                                   ===============    ===============
CHANGES IN SHARES:
Class A:
   Subscriptions                                                                           466,825            235,993
   Issued in connection with merger                                                             --          3,421,128
   Issued for distributions reinvested                                                     388,526            570,939
   Redemptions                                                                          (3,219,247)        (3,658,367)
                                                                                   ---------------    ---------------
        Net Increase (Decrease)                                                         (2,363,896)           569,693
                                                                                   ---------------    ---------------
Class B:
   Subscriptions                                                                           428,294            957,404
   Issued for distributions reinvested                                                     105,063            145,415
   Redemptions                                                                            (639,314)          (741,771)
                                                                                   ---------------    ---------------
        Net Increase (Decrease)                                                           (105,957)           361,048
                                                                                   ---------------    ---------------

                 See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

Liberty Asset Allocation Fund, Variable Series / December 31, 2004

NOTE 1. ORGANIZATION

Liberty Asset Allocation Fund, Variable Series (the "Fund"), a series of SteinRoe Variable Investment Trust (the "Trust") is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   INVESTMENT GOAL--The Fund seeks high total investment return.

   FUND SHARES--The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts ("VA Contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

   USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION--Equity securities and certain investment companies are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Debt securities generally are valued by a pricing service approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 2:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value under procedures approved by the Board of Trustees.

   SECURITY TRANSACTIONS--Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   REPURCHASE AGREEMENTS--The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy.

The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

   FOREIGN CURRENCY TRANSACTIONS--The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

   INCOME RECOGNITION--Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of non-reclaimable tax withholdings. The Fund estimates components of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

   DETERMINATION OF CLASS NET ASSET VALUES--All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

   FEDERAL INCOME TAX STATUS--The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

   DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on ex-date. Dividends from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2004, permanent differences resulting primarily from differing treatments for foreign currency transactions, paydown reclassifications, REIT adjustments, passive foreign investment company adjustments and discount accretion/premium amortization on debt securities were identified and reclassified among the components of the Fund's net assets as follows:

      UNDISTRIBUTED             ACCUMULATED
   NET INVESTMENT INCOME     NET REALIZED LOSS     PAID-IN CAPITAL
   ---------------------     -----------------     ---------------
        $ 330,038               $ (264,185)          $ (65,853)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2004 and December 31, 2003 was as follows:

                                 DECEMBER 31,        DECEMBER 31,
                                    2004                2003
                               ---------------     ---------------
Distributions paid from:
   Ordinary income             $     6,788,635     $     7,732,259
   Long-term capital gains                  --                  --

As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

   UNDISTRIBUTED       UNDISTRIBUTED
     ORDINARY           LONG-TERM         NET UNREALIZED
      INCOME           CAPITAL GAINS       APPRECIATION*
   -------------       -------------      --------------
    $ 6,805,225            $ --            $ 35,104,232

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales, passive foreign investment company adjustments and discount accretion/premium amortization on debt securities.

Unrealized appreciation and depreciation at December 31, 2004, based on cost of investments for federal income tax purposes, was:

     Unrealized appreciation               $ 39,773,946
     Unrealized depreciation                 (4,674,312)
                                           ------------
       Net unrealized appreciation         $ 35,099,634
                                           ============

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

     YEAR OF                             CAPITAL LOSS
    EXPIRATION                           CARRYFORWARD
    ----------                           ------------
       2009                                $ 1,858,404
       2010                                  6,768,456
       2011                                  1,003,235
                                           -----------
                                           $ 9,630,095
                                           ===========

Of the capital loss carryforwards attributable to the Fund, $1,981,508 ($1,858,404 expiring 12/31/09 and $123,104 expiring 12/31/10) remain from the
Fund's merger with Galaxy VIP Asset Allocation Fund, Variable Series (See Note
7). Utilization of these losses could be subject to limitations imposed by the Internal Revenue Code.

Capital loss carryforwards of $15,199,100 were utilized during the year ended December 31, 2004 for the Fund.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Fund. Prior to April 1, 2004, Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). Effective April 1, 2004, FleetBoston, including the Fund's investment advisor and distributor, was acquired by Bank of America Corporation ("BOA"). The acquisition did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

   INVESTMENT ADVISORY FEE--Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets as follows:

AVERAGE DAILY NET ASSETS       ANNUAL FEE RATE
------------------------       ---------------
First $1 billion                       0.45%
Next $500 million                      0.40%
Over $1.5 billion                      0.35%

   SUB-ADVISORY FEE--Nordea Investment Management North America, Inc. ("Nordea") has been retained by Columbia as sub-advisor to manage the portion of the Fund's assets allocated to foreign stocks. As the sub-advisor, Nordea is responsible for daily investment operations, including placing all orders for the purchase and sale of portfolio securities for foreign stocks of the Fund. Columbia, from the investment advisory fee it receives, pays Nordea a monthly sub-advisory fee at the annual rate of 0.40% of the portion of the Fund's average daily net assets managed by Nordea.

   ADMINISTRATION FEE--Columbia provides administrative and other services to the Fund for a monthly administration fee, at the annual rate of 0.15% of the Fund's average daily net assets.

   PRICING AND BOOKKEEPING FEES--Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees received to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund.

For the year ended December 31, 2004, the effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.064%.

   TRANSFER AGENT FEE--Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer Agent receives a monthly fee, at the annual rate of $7,500.

For the year ended December 31, 2004, the Fund's effective transfer agent fee rate was less than 0.01%.

   DISTRIBUTION FEES--Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. The Fund has adopted a 12b-1 plan which requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

   FEE WAIVERS--Columbia has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) would not exceed 0.75% annually of the Fund's average daily net assets. In addition, the Distributor has voluntarily agreed to reimburse the Fund's Class B distribution fee in excess of 0.15% when the total operating expenses of the Fund applicable to Class B shares, including distribution fees, are in excess of 0.90% annually of the Class B average daily net assets. Columbia or the Distributor, at their discretion, may revise or discontinue these arrangements any time.

   CUSTODY CREDITS--The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

   FEES PAID TO OFFICERS AND TRUSTEES--With the exception of one officer, all officers of the Fund are employees of Columbia or its affiliates and receive no compensation from the Fund. Effective August 23, 2004, the Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. The Fund's fee will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

   OTHER--Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended December 31, 2004, the Fund paid $1,744 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $166,409,427 and $185,057,578, respectively, of which $11,800,107 and $7,717,994, respectively, were U.S. Government securities.

NOTE 6. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

   FOREIGN SECURITIES--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

   INDUSTRY FOCUS--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

   LEGAL PROCEEDINGS--On February 9, 2005, Columbia and the Distributor (collectively the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order" and together, the "Settlements"). The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce certain Columbia Funds, Nations Funds and other mutual fund management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Fund's independent trustees and not unacceptable to the staff of the SEC.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order will be available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or Bank of America (and affiliated entities). More than 300 cases (including those filed against entities unaffiliated with the funds, their Boards and/or FleetBoston and its affiliated entities) have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland. Recently, certain Columbia funds and affiliated entities have been named as defendants in several direct and derivative actions under various sections of the Investment Company Act of 1940, as amended, alleging, among other things, that the fees and expenses paid by those funds are excessive.

On January 11, 2005 a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Fund and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Fund and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

The funds and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These proceedings are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the funds.

For the year ended December 31, 2004, Columbia has assumed $14,468 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

NOTE 7. BUSINESS COMBINATIONS AND MERGERS

   FUND MERGERS--On April 7, 2003, the Galaxy VIP Asset Allocation Fund, previously a single class fund of Galaxy VIP Fund, a separate Massachusetts business trust, merged into the Stein Roe Balanced Fund, Variable Series. The Stein Roe Balanced Fund, Variable Series received a tax-free transfer of assets from the Galaxy VIP Asset Allocation Fund as follows:

       SHARES            NET ASSETS           UNREALIZED
       ISSUED             RECEIVED          DEPRECIATION(1)
     ---------          ------------       ---------------
      3,421,128         $ 38,966,649       $   (3,492,346)

       NET ASSETS OF      NET ASSETS          NET ASSETS
         STEIN ROE       OF GALAXY VIP        OF STEIN ROE
       BALANCED FUND,   ASSET ALLOCATION     BALANCED FUND,
      VARIABLE SERIES   FUND IMMEDIATELY    VARIABLE SERIES
         PRIOR TO          PRIOR TO        IMMEDIATELY AFTER
        COMBINATION       COMBINATION         COMBINATION
      --------------    ----------------   -----------------
      $ 233,114,098     $ 38,966,649       $ 272,080,747

(1) Unrealized depreciation is included in the Net Assets Received amount shown above.

Also on April 7, 2003, subsequent to the merger described above, the Stein Roe Balanced Fund, Variable Series was reorganized as the Liberty Asset Allocation Fund, Variable Series.

FINANCIAL HIGHLIGHTS

Liberty Asset Allocation Fund, Variable Series--Class B Shares

Selected data for a share outstanding throughout each period is as follows:

                                                                                                                   PERIOD
                                                                  YEAR ENDED DECEMBER 31,                          ENDED
                                                  -------------------------------------------------------        DECEMBER 31,
                                                     2004           2003           2002           2001             2000 (a)
                                                  ----------     ----------     ----------     ----------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD              $    13.75     $    11.82     $    13.81     $    16.33        $      16.18
                                                  ----------     ----------     ----------     ----------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                               0.29           0.28           0.33           0.35(c)             0.25
Net realized and unrealized gain (loss) on
 investments and foreign currency                       1.03           2.02          (1.93)         (1.85)(c)           (0.10)
                                                  ----------     ----------     ----------     ----------        ------------
   Total from Investment Operations                     1.32           2.30          (1.60)         (1.50)               0.15
                                                  ----------     ----------     ----------     ----------        ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                             (0.30)         (0.37)         (0.39)         (0.45)                 --
From net realized gains                                   --             --             --          (0.57)                 --
                                                  ----------     ----------     ----------     ----------        ------------
   Total Distributions Declared to Shareholders        (0.30)         (0.37)         (0.39)         (1.02)                 --
                                                  ----------     ----------     ----------     ----------        ------------
NET ASSET VALUE, END OF PERIOD                    $    14.77     $    13.75     $    11.82     $    13.81        $      16.33
                                                  ==========     ==========     ==========     ==========        ============
Total return(d)(e)(f)                                   9.80%         20.29%        (11.94)%        (9.39)%              0.93%(g)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                            0.90%          0.90%          0.90%          0.90%               0.90%(i)
Net investment income (h)                               2.12%          2.27%          2.53%          2.49%(c)            2.57%(i)
Waiver/reimbursement                                    0.12%          0.10%          0.05%          0.06%               0.04%(i)
Portfolio turnover rate                                   60%           103%           118%            57%                 39%
Net assets, end of period (000's)                 $   68,167     $   64,902     $   51,540     $   47,754        $     14,985

(a) For the period from commencement of operations on June 1, 2000 to December 31, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change, for the year ended December 31, 2001, was to decrease net investment income per share by $0.01, decrease net realized and unrealized gain per share by $0.01 and to decrease the ratio of net investment income to average net assets from 2.54% to 2.49%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(d)  Total return at net asset value assuming all distributions reinvested.
(e) Had the Investment Advisor and/or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of SteinRoe Variable Investment Trust and the Class B Shareholders of Liberty Asset Allocation Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class B financial highlights present fairly, in all material respects, the financial position of Liberty Asset Allocation Fund, Variable Series (the "Fund") (a series of SteinRoe Variable Investment Trust) at December 31, 2004, and the results of its operations, the changes in its net assets and the Class B financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class B financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 17, 2005

UNAUDITED INFORMATION

Liberty Asset Allocation Fund, Variable Series

FEDERAL INCOME TAX INFORMATION

29.26% of the ordinary income distributed by the Fund for the year ended December 31, 2004, qualifies for the corporate dividends received deduction.

PORTFOLIO MANAGER'S DISCUSSION

Liberty Federal Securities Fund, Variable Series / December 31, 2004

Liberty Federal Securities Fund, Variable Series seeks the highest possible level of current income, consistent with the safety of principal and maintenance of liquidity.

Ann T. Peterson has managed or co-managed the fund since June 2000. Since 1993 she has managed or co-managed other funds for Columbia Management Advisors, Inc. and its predecessors.

Government bonds gained ground in 2004, benefiting from moderate economic growth and benign inflation. In this environment, the fund posted returns that were in line with its benchmark, the Citigroup Government/Mortgage Bond Index, and ahead of its peer group, the Lipper General U.S. Government Funds Category.(1) Investments in bonds with a yield advantage over Treasuries, including mortgage-backed securities, helped performance.

LONGER-TERM GOVERNMENT BONDS RETURNS PICKED UP IN SECOND HALF OF '04
Bond yields, which move in the opposite direction of bond prices, began the year by drifting lower amid weak economic growth. The yield on the 10-year Treasury, which is considered a benchmark for the government bond market, bottomed at 3.68% in mid-March, after starting the year at 4.25%. The release of strong employment numbers in the spring, however, signaled strong economic growth and possible inflation concerns ahead. As a result, the yield on the 10-year Treasury climbed to 4.87% in mid-June, leaving bond returns flat for the first half of the year.

   On June 30, the Federal Reserve Board (the Fed) raised the federal funds rate from 1.00% to 1.25%, its first such increase in four years. The federal funds rate is the target overnight interest rate at which banks lend each other money. The Fed continued to increase the federal funds rate, which ended the year at 2.25%. The impact of higher short-term rates was greatest on two-year Treasuries, which experienced a 1.25 percentage point gain in yield. The 10-year Treasury yield, however, ended the year nearly unchanged at 4.22%.

FOCUS ON MORTGAGE BONDS HELPED RETURNS
The fund's sizable commitment to sectors with a yield advantage over Treasuries gave the biggest boost to performance. Approximately 48% of the fund's net assets were in mortgage bonds, which did well as interest rates rose gradually and investor demand remained strong. Within mortgages, the fund's greatest concentration was in premium mortgage bonds with 5.5% and 6% coupons (or stated interest rates). Premium bonds usually do well if interest rates do not decline significantly. When interest rates fall sharply, more homeowners are likely to refinance or prepay their old higher rate mortgages before their due dates. When this happens, principal is returned to mortgage bondholders prematurely and they are forced to reinvest the proceeds at lower rates.

GAINS FROM OTHER NON-TREASURY SECTORS GAVE ADDED BOOST
The fund had a small stake in investment-grade corporate bonds, which performed well as the economy and corporate profits continued to grow. Asset-backed securities (ABS) and non-agency mortgage bonds--which together totaled about 11% of net assets--also helped returns. ABS are bonds backed by payments from collateral such as credit card, auto or home equity loans.

   The fund maintained a sizable but below-average stake in US Treasuries, whose returns trailed those of non-Treasury sectors. We primarily use Treasuries to manage the fund's sensitivity to interest rate changes. The fund benefited from its exposure to better performing, longer-term Treasuries.

SEARCH FOR RELATIVE VALUE IN ALL MARKET CONDITIONS
Going forward, we plan to keep a close eye on the direction of the economy and inflation, key drivers of interest rates and the bond market. Our strategy will remain focused on searching for relative value primarily in the Treasury and mortgage sectors.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence.

An investment in Liberty Federal Securities Fund, Variable Series offers the potential for attractive current income and total returns, but also involves certain risks. The value and return of your investment may fluctuate as a result of changes in the financial strength of issuers of lower-rated bonds; foreign, political and economic developments; and generally moves inversely with changes in interest rates such that when interest rates rise, bond values fall and vice versa.

Holdings are disclosed as of December 31, 2004, and are subject to change.

(1) Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

PERFORMANCE INFORMATION

Liberty Federal Securities Fund, Variable Series / December 31, 2004

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004 (%)

                                       1-YEAR     5-YEAR  10-YEAR
-----------------------------------------------------------------
Class B (6/1/00)                         3.92      6.55      6.96
Citigroup Government/Mortgage
Bond Index                               4.13      7.36      7.51

Inception date of share class is in parentheses.

[CHART]

VALUE OF A $10,000 INVESTMENT, 1/1/95(1) - 12/31/04

Class B: $19,592

                                                         CITIGROUP GOVERNMENT/
                                        CLASS B SHARE     MORTGAGE BOND INDEX
------------------------------------------------------------------------------
  1/1/1995                            $          10,000  $              10,000
 3/31/1995                            $          10,463  $              10,491
 6/30/1995                            $          10,980  $              11,107
 9/30/1995                            $          11,206  $              11,308
12/31/1995                            $          11,574  $              11,782
 3/31/1996                            $          11,494  $              11,596
 6/30/1996                            $          11,562  $              11,657
 9/30/1996                            $          11,801  $              11,870
12/31/1996                            $          12,117  $              12,217
 3/31/1997                            $          12,105  $              12,164
 6/30/1997                            $          12,524  $              12,590
 9/30/1997                            $          12,893  $              12,992
12/31/1997                            $          13,213  $              13,378
 3/31/1998                            $          13,391  $              13,590
 6/30/1998                            $          13,666  $              13,899
 9/30/1998                            $          14,084  $              14,506
12/31/1998                            $          14,111  $              14,548
 3/31/1999                            $          14,180  $              14,483
 6/30/1999                            $          14,111  $              14,377
 9/30/1999                            $          14,249  $              14,496
12/31/1999                            $          14,263  $              14,463
 3/31/2000                            $          14,486  $              14,819
 6/30/2000                            $          14,677  $              15,102
 9/30/2000                            $          15,132  $              15,553
12/31/2000                            $          15,734  $              16,249
 3/31/2001                            $          16,143  $              16,676
 6/30/2001                            $          16,190  $              16,724
 9/30/2001                            $          16,985  $              17,546
12/31/2001                            $          16,813  $              17,498
 3/31/2002                            $          16,761  $              17,538
 6/30/2002                            $          17,413  $              18,229
 9/30/2002                            $          18,326  $              19,086
12/31/2002                            $          18,423  $              19,283
 3/31/2003                            $          18,596  $              19,479
 6/30/2003                            $          18,970  $              19,799
 9/30/2003                            $          18,867  $              19,765
12/31/2003                            $          18,850  $              19,815
 3/31/2004                            $          19,323  $              20,298
 6/30/2004                            $          18,862  $              19,866
 9/30/2004                            $          19,467  $              20,452
12/31/2004                            $          19,592  $              20,631

NET ASSET VALUE PER SHARE ($)        12/31/03      12/31/04
-----------------------------------------------------------
Class B                                11.12         11.01

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT YOUR INSURANCE COMPANY.

PERFORMANCE NUMBERS REFLECT ALL FUND EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNTS. IF PERFORMANCE INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, IT WOULD BE LOWER.

Total return performance includes changes in share price and reinvestment of all distributions. The Citigroup Government/Mortgage Bond Index is a combination of the Citigroup US Government Index and the Citigroup Mortgage Index. The government index tracks the performance of the Treasury and government-sponsored indices within the US Broad Investment Grade (BIG) Bond Index. The mortgage index tracks the performance of the mortgage component of the US BIG Bond Index, comprising 30- and 15-year GNMA, FNMA, and FHLMC pass-throughs and FNMA and FHLMC balloon mortgages. Indices are not investments, do not incur fees or expenses, and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Class B shares (newer class shares) performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares. If differences in expenses were reflected, the returns for the periods prior to the inception of the new class of shares would be lower.

(1)Inception date of class A shares (oldest existing share class) is January 1, 1989.

UNDERSTANDING YOUR EXPENSES

Liberty Federal Securities Fund, Variable Series / December 31, 2004

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also continuing costs, which generally include investment advisory, Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the continuing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the reporting period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the actual expense ratio. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6

2. In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

                             ACCOUNT VALUE AT THE        ACCOUNT VALUE AT THE        EXPENSES PAID         FUND'S ANNUALIZED
07/01/04 - 12/31/04       BEGINNING OF THE PERIOD ($)    END OF THE PERIOD ($)    DURING THE PERIOD ($)    EXPENSE RATIO (%)
----------------------------------------------------------------------------------------------------------------------------
                            ACTUAL     HYPOTHETICAL      ACTUAL    HYPOTHETICAL   ACTUAL  HYPOTHETICAL
----------------------------------------------------------------------------------------------------------------------------
Class B                    1,000.00      1,000.00       1,038.71  1,020.61         4.61      4.57                   0.90

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the distributor not waived/reimbursed a portion of expenses, account values at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts. The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

INVESTMENT PORTFOLIO

Liberty Federal Securities Fund, Variable Series / December 31, 2004

                                                                  PAR            VALUE
                                                             ------------   ---------------
GOVERNMENT AGENCIES & OBLIGATIONS--94.0%
FOREIGN GOVERNMENT BONDS--1.4%
AID-Israel
   5.500% 04/26/24                                           $  2,000,000   $     2,103,500
European Investment Bank
   4.625% 03/01/07                                                 80,000            82,338
Export Development of Canada
   4.000% 08/01/07                                                100,000           101,037
Hydro-Quebec, Series HH
   8.500% 12/01/29                                                 75,000           108,009
Inter-American Development Bank
   8.875% 06/01/09                                                125,000           150,141
Province of British Columbia
   5.375% 10/29/08                                                 50,000            53,064
Province of Manitoba Canada
   4.250% 11/20/06                                                100,000           101,868
   5.500% 10/01/08                                                 50,000            53,087
Province of New Brunswick
   3.500% 10/23/07                                                 50,000            49,888
                                                                            ---------------
                                                                                  2,802,932
                                                                            ---------------

MORTGAGE-BACKED SECURITIES--48.4%
Federal Home Loan Mortgage
   Corp.
   5.500% 08/01/17 - 12/01/17                                     185,039           191,355
   5.875% 03/21/11                                                180,000           194,337
   6.000% 04/01/32                                                 45,061            46,613
   7.000% 06/01/16 - 01/01/26                                     239,280           254,524
   7.500% 02/01/23 - 05/01/24                                     213,650           230,731
   8.500% 05/01/06                                                    643               662
   10.500% 06/01/13 - 02/01/19                                     29,328            32,149
   10.750% 11/01/09                                                27,013            29,291
   11.250% 10/01/09 - 07/01/13                                      9,348            10,282
   12.000% 07/01/13 - 07/01/20                                    106,830           119,388
   To Be Announced
   5.000% 07/29/19 (a)                                         11,365,000        11,535,475
   5.500% 07/14/34 (a)                                         27,300,000        27,726,563
Federal National Mortgage
   Association
   5.000% 02/01/18                                                141,528           143,928
   6.000% 08/01/22 - 02/01/25                                     508,541           528,620
   6.500% 03/01/09 - 08/01/34                                   2,159,607         2,269,856
   7.000% 07/01/11 - 03/01/29                                     532,626           565,037
   7.500% 11/01/29                                                173,451           185,912
   8.000% 04/01/30                                                  9,698            10,515
   8.500% 05/01/30                                                468,517           510,225
   9.000% 05/01/12 - 05/01/20                                      14,936            16,393
   9.250% 03/25/18                                                 83,639            90,798
   10.000% 03/01/16                                                46,284            50,703
   12.250% 09/01/12                                                26,554            30,228
   To Be Announced
   5.000% 07/20/19 - 07/14/34 (a)                               9,100,000         9,165,000
   5.500% 07/20/19 (a)                                          9,049,000         9,348,748
   6.000% 07/20/19 - 07/14/34 (a)                              18,955,000        19,629,106
   6.500% 07/14/34 (a)                                          9,500,000         9,960,161
Government National
   Mortgage Association
   3.750% 07/20/22 - 07/20/25                                $    127,428   $       129,180
   6.000% 03/15/29 - 08/15/29                                   2,604,419         2,706,824
   6.500% 10/15/13 - 03/15/28                                   1,321,099         1,394,307
   7.000% 09/15/29                                                 69,394            73,816
   7.500% 10/15/27 - 09/15/29                                      44,126            47,455
   8.000% 04/15/08 - 07/15/08                                      78,324            82,502
   8.500% 04/15/30                                                  8,938             9,757
   9.000% 06/15/16 - 01/15/20                                      79,327            88,854
   9.500% 06/15/09 - 08/15/22                                     622,704           695,436
   10.000% 11/15/09 - 11/15/19                                     65,112            71,344
   11.500% 04/15/13 - 05/15/13                                     55,452            62,720
                                                                            ---------------
                                                                                 98,238,795
                                                                            ---------------

U.S. GOVERNMENT AGENCY--0.5%
Federal Home Loan Mortgage Corp.
   6.250% 07/15/32                                                100,000           114,718
   6.750% 03/15/31                                                265,000           322,074
Federal National Mortgage Association
   5.500% 02/15/06                                                200,000           205,336
   6.000% 12/15/05                                                125,000           128,500
   7.125% 03/15/07                                                250,000           270,067
                                                                            ---------------
                                                                                  1,040,695
                                                                            ---------------

U.S. TREASURY NOTES & BONDS--43.7%
U.S. Treasury Bonds
   5.250% 11/15/28                                              2,200,000         2,305,875
   5.375% 02/15/31                                                235,000           254,112
   5.500% 08/15/28                                              3,610,000         3,907,262
   6.750% 08/15/26                                              5,820,000         7,259,542
   6.875% 08/15/25 (b)                                          4,112,000         5,179,352
   7.125% 02/15/23                                              3,333,000         4,253,091
   9.375% 02/15/06                                              5,525,000         5,922,109
U.S. Treasury Notes
   1.875% 12/31/05                                                100,000            99,133
   3.000% 11/15/07                                                100,000            99,383
   3.875% 02/15/13                                              3,262,000         3,218,423
   4.375% 08/15/12                                             12,290,000        12,583,326
   5.625% 05/15/08                                                400,000           429,031
   5.750% 11/15/05 - 08/15/10                                  22,134,000        24,063,849
   6.000% 08/15/09                                              3,510,000         3,871,147
   7.000% 07/15/06                                              6,840,000         7,252,001
   7.500% 02/15/05                                              8,078,000         8,131,646
                                                                            ---------------
                                                                                 88,829,282
                                                                            ---------------

TOTAL GOVERNMENT AGENCIES & OBLIGATIONS
   (cost of $187,503,888)                                                       190,911,704
                                                                            ---------------

ASSET-BACKED SECURITIES--5.5%
Chase Funding Mortgage Loan
   5.638% 11/25/31                                              2,000,000         2,013,100
   6.448% 09/25/30                                              2,300,000         2,311,569
   6.975% 02/25/32                                              3,000,000         3,047,190
Chase Manhattan Auto Owner Trust
   3.800% 05/15/08                                                160,714           161,428
   5.070% 02/15/08                                                 69,534            70,120

                 See Accompanying Notes to Financial Statements.

                                                                  PAR            VALUE
                                                             ------------   ---------------
Citibank Credit Card
   Issuance Trust
   4.950% 02/09/09                                           $    250,000   $       257,568
Honda Auto Receivables
   Owner Trust
   3.830% 02/15/06                                                  2,019             2,019
MBNA Credit Card Master
   Note Trust
   4.450% 08/15/16                                              1,000,000           958,030
Mid-State Trust
   7.340% 07/01/35                                              1,038,924         1,126,244
Residential Asset Mortgage
   Products, Inc.
   5.600% 12/25/33                                              1,313,000         1,312,514
                                                                            ---------------
TOTAL ASSET-BACKED SECURITIES
   (cost of $11,286,679)                                                         11,259,782
                                                                            ---------------

COLLATERALIZED MORTGAGE OBLIGATIONS--5.1%
American Mortgage Trust
   8.445% 09/27/22                                                  9,587             8,628
Asset Securitization Corp.
   6.750% 02/14/43                                              1,375,000         1,473,835
Citicorp Mortgage Securities Inc.
   10.000% 08/25/17                                                15,689            15,659
Comfed Savings Bank
   4.650% 01/25/18                                                 15,367            15,597
First Horizon Asset Securities Inc.
   5.356% 11/25/33                                                908,163           845,009
Glendale Federal Bank
   9.125% 01/25/08 (c)                                              1,926             1,926
GSMPS Mortgage Loan Trust
   7.750% 09/19/27 (d)                                            895,090           962,121
JP Morgan Commercial
   Mortgage Finance Corp.
   7.400% 07/15/31                                              2,000,000         2,223,120
LB Commercial Conduit
   Mortgage Trust
   6.590% 02/18/30                                              1,500,000         1,602,900
   6.210% 10/15/35                                              1,800,000         1,925,568
Nomura Asset Securities Corp.
   7.120% 04/13/39                                              1,000,000         1,041,310
Rural Housing Trust
   6.330% 04/01/26                                                 55,388            55,481
Structured Asset Securities Corp.
   Interest Only
   2.022% 02/25/28                                              1,588,922           143,305
                                                                            ---------------
TOTAL COLLATERALIZED MORTGAGE
   OBLIGATIONS
   (cost of $9,437,487)                                                          10,314,459
                                                                            ---------------

CORPORATE FIXED-INCOME BONDS & NOTES--2.4%
COMMUNICATIONS--0.2%
MEDIA--0.1%
Time Warner, Inc.
   6.875% 05/01/12                                                100,000           113,639
Walt Disney Co.
   7.300% 02/08/05                                           $    100,000   $       100,408
                                                                            ---------------
                                                                                    214,047
                                                                            ---------------

TELECOMMUNICATIONS--0.1%
Sprint Capital Corp.
   6.000% 01/15/07                                                 50,000            52,253
   6.875% 11/15/28                                                 50,000            54,652
Verizon/New England, Inc.
   6.500% 09/15/11                                                120,000           131,738
                                                                            ---------------
                                                                                    238,643
                                                                            ---------------

CONSUMER CYCLICAL--0.2%
AUTO MANUFACTURERS--0.1%
Ford Motor Co.
   7.450% 07/16/31                                                205,000           205,531
                                                                            ---------------
RETAIL--0.1%
Dayton Hudson Corp.
   6.650% 08/01/28                                                125,000           144,636
                                                                            ---------------

CONSUMER NON-CYCLICAL--0.5%
COSMETICS/PERSONAL CARE--0.5%
Procter & Gamble Co.
   4.950% 08/15/14                                              1,000,000         1,019,560
                                                                            ---------------
FOOD--0.0%
Kroger Co.
   6.200% 06/15/12                                                 50,000            54,585
                                                                            ---------------

FINANCIALS--1.4%
BANKS--0.4%
Bank of America Corp.
   4.875% 01/15/13 (e)                                            175,000           178,150
Mellon Bank N.A.
   7.625% 09/15/07                                                100,000           110,228
Sovereign Bank
   5.125% 03/15/13                                                100,000            99,932
U.S. Bancorp
   3.125% 03/15/08                                                150,000           147,644
Wachovia Corp.
   7.450% 07/15/05                                                100,000           102,386
Wells Fargo Bank N.A.
   6.450% 02/01/11                                                 50,000            55,678
                                                                            ---------------
                                                                                    694,018
                                                                            ---------------

DIVERSIFIED FINANCIAL SERVICES--1.0%
Boeing Capital Corp.
   5.750% 02/15/07                                                100,000           104,529
Citigroup, Inc.
   4.250% 07/29/09                                              1,000,000         1,011,800
   6.750% 12/01/05                                                100,000           103,313
Ford Motor Credit Co.
   7.600% 08/01/05                                                120,000           122,690

                 See Accompanying Notes to Financial Statements.

                                                                  PAR            VALUE
                                                             ------------   ---------------
General Electric Capital Corp.
   Series A
   6.750% 03/15/32                                           $    100,000   $       116,776
   6.800% 11/01/05                                                125,000           128,822
Goldman Sachs Group, Inc.
   4.125% 01/15/08                                                 50,000            50,826
   5.250% 04/01/13                                                 50,000            51,157
Household Finance Corp.
   4.625% 01/15/08                                                 50,000            51,205
   6.375% 10/15/11                                                 50,000            55,101
JPMorgan Chase & Co.
   7.875% 06/15/10                                                125,000           145,843
Private Export Funding Corp.
   5.340% 03/15/06                                                125,000           128,248
                                                                            ---------------
                                                                                  2,070,310
                                                                            ---------------

INDUSTRIAL--0.1%
AEROSPACE & DEFENSE--0.0%
Raytheon Co.
   7.200% 08/15/27                                                 50,000            58,421
                                                                            ---------------
HAND/MACHINE TOOLS--0.0%
Black & Decker Corp.
   7.125% 06/01/11                                                 50,000            56,773
                                                                            ---------------
TRANSPORTATION--0.1%
Norfolk Southern Corp.
   7.250% 02/15/31                                                 75,000            89,219
Union Pacific Corp.
   6.625% 02/01/29                                                 50,000            55,682
                                                                            ---------------
                                                                                    144,901
                                                                            ---------------
TOTAL CORPORATE FIXED-INCOME BONDS & NOTES
   (cost of $4,696,082)                                                           4,901,425
                                                                            ---------------

SHORT-TERM OBLIGATION--33.8%
   Repurchase agreement with
   State Street Bank & Trust Co.,
   dated 12/31/04, due 01/03/05 at
   2.100%, collateralized by U.S.
   Government Agency Bonds with
   various maturities to 05/15/29,
   market value of $69,914,249
   (repurchase proceeds $68,550,994)                           68,539,000        68,539,000
                                                                            ---------------
TOTAL SHORT-TERM OBLIGATION
   (cost of $68,539,000)                                                         68,539,000
                                                                            ---------------
TOTAL INVESTMENTS--140.8%
   (cost of $281,463,136)(f)                                                    285,926,370
                                                                            ---------------
OTHER ASSETS & LIABILITIES, NET--(40.8)%                                        (82,841,558)
                                                                            ---------------
NET ASSETS--100.0%                                                          $   203,084,812
                                                                            ===============

NOTES TO INVESTMENT PORTFOLIO:
(a)  Security purchased on a delayed delivery basis.
(b) A portion of this security with a market value of $113,361 is pledged as collateral for open futures contracts.
(c) Represents fair value as determined in good faith under procedures approved by the Board of Trustees.
(d) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, the value of this security represents 0.5% of net assets.
(e)  Investments in affiliates for the year ended December 31, 2004:

     Security name: Bank of America Corp. (As a result of the acquisition of FleetBoston Financial Corp. effective April 1, 2004, Bank of America Corp. became the parent company of the Investment Advisor.)

     Par as of 12/31/03:                   175,000
     Par purchased:                             --
     Par sold:                                  --
     Par as of 12/31/04:                   175,000
     Net realized gain or loss:                 --
     Interest income earned:*         $      6,398
     Value at end of period:          $    178,150

     * Represents activity for the period April 1, 2004 through December 31,
       2004.
(f)  Cost for federal income tax purposes is $284,772,847.

At December 31, 2004, the Fund held the following open short futures contracts:

                                                       AGGREGATE      EXPIRATION     UNREALIZED
TYPE                     CONTRACTS        VALUE        FACE VALUE        DATE       DEPRECIATION
----                     ---------    ------------    ------------    ----------   --------------
5 Year -U.S. Treasury
  Notes                     46        $  5,038,437    $  5,006,820    Mar-2005     $      (31,617)
                                                                                   ==============

At December 31, 2004, the Fund held investments in the following security types:

SECURITY TYPE (UNAUDITED)                         % OF NET ASSETS
-------------------------                         ---------------
Government Agencies & Obligations                        94.0%
Asset-Backed Securities                                   5.5
Collateralized Mortgage Obligations                       5.1
Corporate Fixed-Income Bonds & Notes                      2.4
Short-Term Obligation                                    33.8
Other Assets & Liabilities, Net                         (40.8)
                                                       ------
                                                        100.0%
                                                       ======

                 See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS & LIABILITIES

Liberty Federal Securities Fund, Variable Series / December 31, 2004

ASSETS:
Unaffiliated investments, at cost (including repurchase agreement)                 $   281,289,116
Affiliated investments, at cost                                                            174,020
                                                                                   ---------------
Unaffiliated investments, at value                                                 $   217,209,220
Affiliated investments, at value                                                           178,150
Repurchase agreement, at value                                                          68,539,000
Receivable for:
   Fund shares sold                                                                      2,610,141
   Interest                                                                              2,167,306
   Dollar roll fee income                                                                  129,027
Deferred Trustees' compensation plan                                                         7,960
                                                                                   ---------------
   TOTAL ASSETS                                                                        290,840,804
                                                                                   ---------------

LIABILITIES:
Payable to custodian bank                                                                   10,845
Expense reimbursement due to Distributor                                                    13,315
Payable for:
   Investments purchased on a delayed delivery basis                                    87,469,103
   Fund shares repurchased                                                                  44,551
   Futures variation margin                                                                  6,469
   Investment advisory fee                                                                  67,445
   Administration fee                                                                       25,237
   Transfer agent fee                                                                          625
   Pricing and bookkeeping fees                                                             12,485
   Trustees' fees                                                                            1,152
   Audit fee                                                                                26,930
   Custody fee                                                                               2,330
   Reports to shareholders                                                                  27,622
   Distribution fee -- Class B                                                              21,836
Deferred Trustees' fees                                                                      7,960
Other liabilities                                                                           18,087
                                                                                   ---------------
   TOTAL LIABILITIES                                                                    87,755,992
                                                                                   ---------------
NET ASSETS                                                                         $   203,084,812
                                                                                   ===============

COMPOSITION OF NET ASSETS:
Paid-in capital                                                                    $   191,127,625
Undistributed net investment income                                                      7,204,020
Accumulated net realized gain                                                              321,550
Net unrealized appreciation (depreciation) on:
   Investments                                                                           4,463,234
   Futures contracts                                                                       (31,617)
                                                                                   ---------------
NET ASSETS                                                                         $   203,084,812
                                                                                   ===============

CLASS A:
Net assets                                                                         $    99,943,414
Shares outstanding                                                                       9,011,773
                                                                                   ===============
Net asset value per share                                                          $         11.09
                                                                                   ===============
CLASS B:
Net assets                                                                         $   103,141,398
Shares outstanding                                                                       9,364,073
                                                                                   ===============
Net asset value per share                                                          $         11.01
                                                                                   ===============

                 See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS

Liberty Federal Securities Fund, Variable Series

For the Year Ended December 31, 2004

INVESTMENT INCOME:
Interest                                                                           $     7,415,184
Interest from affiliates                                                                     6,398
Dollar roll fee income                                                                   3,150,563
                                                                                   ---------------
   Total Investment Income                                                              10,572,145
                                                                                   ---------------

EXPENSES:
Investment advisory fee                                                                    859,409
Administration fee                                                                         322,279
Distribution fee--Class B                                                                  262,048
Transfer agent fee                                                                           7,500
Pricing and bookkeeping fees                                                                95,836
Trustees' fees                                                                              12,116
Custody fee                                                                                 23,245
Non-recurring costs (See Note 6)                                                            10,805
Other expenses                                                                              85,790
                                                                                   ---------------
   Total Expenses                                                                        1,679,028
Fees reimbursed by Distributor--Class B                                                     (5,035)
Non-recurring costs assumed by Investment Advisor (See Note 6)                             (10,805)
                                                                                   ---------------
   Net Expenses                                                                          1,663,188
                                                                                   ---------------
Net Investment Income                                                                    8,908,957
                                                                                   ---------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS:
Net realized gain on:
   Unaffiliated investments                                                                714,056
   Affiliated investments                                                                       --
   Futures contracts                                                                         9,987
                                                                                   ---------------
     Net realized gain                                                                     724,043
                                                                                   ---------------
Net change in unrealized appreciation/depreciation on:
   Investments                                                                          (1,240,187)
   Futures contracts                                                                       (23,883)
                                                                                   ---------------
     Net change in unrealized appreciation/depreciation                                 (1,264,070)
                                                                                   ---------------
Net Loss                                                                                  (540,027)
                                                                                   ---------------
Net Increase in Net Assets from Operations                                         $     8,368,930
                                                                                   ===============

                 See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

Liberty Federal Securities Fund, Variable Series / December 31, 2004

                                                                                         YEAR ENDED DECEMBER 31,
                                                                                   ---------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                                       2004             2003
----------------------------------                                                 ---------------   ---------------
OPERATIONS:
Net investment income                                                              $     8,908,957   $     9,871,616
Net realized gain on investments and futures contracts                                     724,043           493,246
Net change in unrealized appreciation/depreciation
  on investments and futures contracts                                                  (1,264,070)       (4,730,598)
                                                                                   ---------------   ---------------
       Net Increase from Operations                                                      8,368,930         5,634,264
                                                                                   ---------------   ---------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
  Class A                                                                               (5,771,420)       (5,108,886)
  Class B                                                                               (5,005,764)       (4,100,433)
From net realized gains:
  Class A                                                                                 (132,353)               --
  Class B                                                                                 (120,609)               --
                                                                                   ---------------   ---------------
       Total Distributions Declared to Shareholders                                    (11,030,146)       (9,209,319)
                                                                                   ---------------   ---------------

SHARE TRANSACTIONS:
Class A:

  Subscriptions                                                                          2,768,806         9,189,086
  Proceeds received in connection with merger                                                   --        20,365,187
  Distributions reinvested                                                               5,903,773         5,108,886
  Redemptions                                                                          (29,571,005)      (36,414,475)
                                                                                   ---------------   ---------------
       Net Decrease                                                                    (20,898,426)       (1,751,316)
                                                                                   ---------------   ---------------

Class B:
  Subscriptions                                                                          7,772,366        26,640,687
  Distributions reinvested                                                               5,126,373         4,100,433
  Redemptions                                                                          (18,263,037)      (22,022,925)
                                                                                   ---------------   ---------------
       Net Increase (Decrease)                                                          (5,364,298)        8,718,195
                                                                                   ---------------   ---------------
Net Increase (Decrease) from Share Transactions                                        (26,262,724)        6,966,879
                                                                                   ---------------   ---------------
Total Increase (Decrease) in Net Assets                                                (28,923,940)        3,391,824
NET ASSETS:
Beginning of period                                                                    232,008,752       228,616,928
                                                                                   ---------------   ---------------
End of period (including undistributed net investment income of $7,204,020 and
  $9,129,268, respectively)                                                        $   203,084,812   $   232,008,752
                                                                                   ===============   ===============

CHANGES IN SHARES:
Class A:
  Subscriptions                                                                            251,312           816,743
  Issued in connection with merger                                                              --         1,854,753
  Issued for distributions reinvested                                                      540,143           460,675
  Redemptions                                                                           (2,709,740)       (3,274,930)
                                                                                   ---------------   ---------------
       Net Decrease                                                                     (1,918,285)         (142,759)
                                                                                   ---------------   ---------------

Class B:
  Subscriptions                                                                            712,115         2,398,556
  Issued for distributions reinvested                                                      471,174           371,416
  Redemptions                                                                           (1,674,997)       (1,998,655)
                                                                                   ---------------   ---------------
       Net Increase (Decrease)                                                            (491,708)          771,317
                                                                                   ---------------   ---------------

                 See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

Liberty Federal Securities Fund, Variable Series / December 31, 2004

NOTE 1. ORGANIZATION

Liberty Federal Securities Fund, Variable Series (the "Fund"), a series of SteinRoe Variable Investment Trust (the "Trust") is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   INVESTMENT GOAL--The Fund seeks the highest possible level of current income consistent with the safety of principal and maintenance of liquidity.

   FUND SHARES--The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts ("VA Contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

   USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION:--Debt securities generally are valued by pricing services approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

   SECURITY TRANSACTIONS--Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   REPURCHASE AGREEMENTS--The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

   FUTURES CONTRACTS--The Fund may invest in municipal and U.S. Treasury futures contracts. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, Inc. of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or Liberty Federal Securities Fund, Variable Series / December 31, 2004losses. The Fund also identifies portfolio securities as segregated with the custodian in a separate account in an amount equal to the futures contract. The Fund recognizes a realized gain or loss when the contract is closed or expires.

   MORTGAGE DOLLAR ROLL TRANSACTIONS--The Fund may enter into mortgage dollar roll transactions. A mortgage dollar roll transaction involves a sale by the Fund of investments from its portfolio with an agreement by the Fund to repurchase similar, but not identical, securities at an agreed upon price and date. During the period between the sale and repurchase, the Fund will not be entitled to accrue interest and receive principal payment on the securities sold. Mortgage dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. In the event the buyer of the securities under a mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the transaction may be restricted pending a determination by or with respect to the other party. The Fund identifies U.S. Government securities or other liquid high grade debt obligations in an amount equal to the mortgage dollar roll transactions.

   DELAYED DELIVERY SECURITIES--The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies cash or liquid portfolio securities in an amount equal to the delayed delivery commitment.

   INCOME RECOGNITION--Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Fee income attributable to mortgage dollar roll transactions is recorded on the accrual basis over the term of the transaction.

   DETERMINATION OF CLASS NET ASSET VALUES--All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

   FEDERAL INCOME TAX STATUS--The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

   DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on ex-date. Dividends from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2004, permanent book and tax basis differences resulting primarily from differing treatments for discount accretion/premium amortization on debt securities, distribution reclassifications and paydown reclassifications were identified and reclassified among the components of the Fund's net assets as follows:

       UNDISTRIBUTED NET  ACCUMULATED NET    PAID-IN
       INVESTMENT INCOME   REALIZED GAIN     CAPITAL
       -----------------  ----------------   -------
       $         201,457  $       (209,126)  $ 7,669

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2004 and December 31, 2003 was as follows:

                                                                             DECEMBER 31,     DECEMBER 31,
                                                                                2004             2003
                                                                            --------------   --------------
Distributions paid from:
     Ordinary income                                                        $   11,030,146   $     9,209,319
     Long-term capital gains                                                            --                --

As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

     UNDISTRIBUTED     UNDISTRIBUTED
       ORDINARY          LONG-TERM        NET UNREALIZED
        INCOME         CAPITAL GAINS       APPRECIATION*
     -------------    ---------------    ---------------
     $  10,850,459    $       227,408    $     1,121,906

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales and discount accretion/premium amortization on debt securities.

Unrealized appreciation and depreciation at December 31, 2004, based on cost of investments for federal income tax purposes, was:

     Unrealized appreciation             $     4,350,789
     Unrealized depreciation                 (3,197,266)
                                         ---------------
          Net unrealized appreciation    $     1,153,523
                                         ===============

Under current tax rules, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2004, post-October capital losses of $43,227 attributed to security transactions were deferred to January 1, 2005.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Fund. Prior to April 1, 2004, Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). Effective April 1, 2004, FleetBoston, including the Fund's investment advisor and distributor, was acquired by Bank of America Corporation ("BOA"). The acquisition did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

   INVESTMENT ADVISORY FEE--Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets as follows:

AVERAGE DAILY NET ASSETS               ANNUAL FEE RATE
------------------------               ---------------
First $500 million                           0.38%
Next $500 million                            0.33%
Next $500 million                            0.30%
$1.5 billion to $3 billion                   0.27%
$3 billion to $6 billion                     0.26%
Over $6 billion                              0.25%

Prior to November 1, 2004, Columbia received a monthly investment advisory fee based on the Fund's average daily net assets as follows:

AVERAGE DAILY NET ASSETS               ANNUAL FEE RATE
------------------------               ---------------
First $1 billion                             0.40%
Next $1 billion                              0.35%
Over $2 billion                              0.30%

   ADMINISTRATION FEE--Columbia provides administrative and other services to the Fund for a monthly administration fee, at the annual rate of 0.15% of the Fund's average daily net assets.

   PRICING AND BOOKKEEPING FEES--Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees received to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund.

For the year ended December 31, 2004, the effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.045%.

   TRANSFER AGENT FEE--Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer Agent receives a monthly fee, at the annual rate of $7,500.

For the year ended December 31, 2004, the Fund's effective transfer agent fee rate was less than 0.01%.

   DISTRIBUTION FEES--Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. The Fund has adopted a 12b-1 plan which requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

   FEE WAIVERS--Columbia has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) would not exceed 0.70% annually of the Fund's average daily net assets. In addition, the Distributor has voluntarily agreed to reimburse the Fund's Class B distribution fee in excess of 0.20% when the total operating expenses of the Fund applicable to Class B shares, including distribution fees, are in excess of 0.90% annually of the Class B average daily net assets. Columbia or the Distributor, at their discretion, may revise or discontinue these arrangements any time.

   CUSTODY CREDITS--The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the year ended December 31, 2004, there were no such credits.

   FEES PAID TO OFFICERS AND TRUSTEES--With the exception of one officer, all officers of the Fund are employees of Columbia or its affiliates and receive no compensation from the Fund. Effective August 23, 2004, the Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. The Fund's fee will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

   OTHER--Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended December 31, 2004, the Fund paid $1,660 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $19,431,330 and $27,367,504, respectively, of which $14,442,280 and $15,552,927, respectively, were U.S. Government securities.

NOTE 6. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

   LEGAL PROCEEDINGS--On February 9, 2005, Columbia and the Distributor (collectively the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order" and together, the "Settlements"). The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce certain Columbia Funds, Nations Funds and other mutual fund management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Fund's independent trustees and not unacceptable to the staff of the SEC.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order will be available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or Bank of America (and affiliated entities). More than 300 cases (including those filed against entities unaffiliated with the funds, their Boards and/or FleetBoston and its affiliated entities) have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland. Recently, certain Columbia funds and affiliated entities have been named as defendants in several direct and derivative actions under various sections of the Investment Company Act of 1940, as amended, alleging, among other things, that the fees and expenses paid by those funds are excessive.

On January 11, 2005 a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Fund and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Fund and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

The funds and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These proceedings are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the funds.

For the year ended December 31, 2004, Columbia has assumed $10,805 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

NOTE 7. BUSINESS COMBINATIONS AND MERGERS

     FUND MERGERS--On April 7, 2003, the Galaxy VIP Quality Plus Bond Fund, previously a single class fund of Galaxy VIP Fund, a separate Massachusetts business trust, merged into the Fund's Class A shares. The Fund received a tax-free transfer of assets from the Galaxy VIP Quality Plus Bond Fund as follows:

       SHARES       NET ASSETS           UNREALIZED
       ISSUED        RECEIVED          APPRECIATION(1)
       ------     -------------        ---------------
     1,854,753    $  20,365,187        $     1,020,254

                        NET ASSETS
                      OF GALAXY VIP
                       QUALITY PLUS      NET ASSETS
       NET ASSETS        BOND FUND      OF THE FUND
      OF THE FUND      IMMEDIATELY      IMMEDIATELY
        PRIOR TO         PRIOR TO          AFTER
      COMBINATION      COMBINATION      COMBINATION
     -------------    --------------   --------------
     $ 231,382,451    $   20,365,187   $  251,747,638

(1) Unrealized appreciation is included in the Net Assets Received amount shown above.

FINANCIAL HIGHLIGHTS

Liberty Federal Securities Fund, Variable Series--Class B

Selected data for a share outstanding throughout each period is as follows:

                                                                                                                     PERIOD
                                                                       YEAR ENDED DECEMBER 31,                       ENDED
                                                       ------------------------------------------------------     DECEMBER 31,
                                                          2004           2003           2002          2001          2000 (a)
                                                       ----------     ----------     ----------    ----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $    11.12     $    11.30     $    10.78    $    10.72     $       9.87
                                                       ----------     ----------     ----------    ----------     ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                                    0.44           0.45           0.44          0.54(c)          0.38
Net realized and unrealized gain (loss) on
investments and futures contracts                           (0.01)         (0.19)          0.55          0.17(c)          0.47
                                                       ----------     ----------     ----------    ----------     ------------
   Total from Investment Operations                          0.43           0.26           0.99          0.71             0.85
                                                       ----------     ----------     ----------    ----------     ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                  (0.53)         (0.44)         (0.47)        (0.65)              --
From net realized gains                                     (0.01)            --             --            --               --
                                                       ----------     ----------     ----------    ----------     ------------
   Total Distributions Declared to Shareholders             (0.54)         (0.44)         (0.47)        (0.65)              --
                                                       ----------     ----------     ----------    ----------     ------------
NET ASSET VALUE, END OF PERIOD                         $    11.01     $    11.12     $    11.30    $    10.78     $      10.72
                                                       ==========     ==========     ==========    ==========     ============
Total return (d)(e)                                          3.92%(f)       2.32%(f)       9.59%(f)      6.86%(f)         8.61%(g)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                                 0.90%          0.90%          0.90%         0.91%            0.87%(j)
Net investment income (h)                                    4.02%          3.99%          4.03%         5.02%(c)         6.25%(j)
Waiver/reimbursement                                           --%(i)       0.01%          0.01%         0.04%              --
Portfolio turnover rate                                        14%            47%            69%           36%              43%
Net assets, end of period (000's)                      $  103,141     $  109,616     $  102,671    $   49,987     $      7,663

(a) For the period from commencement of operations on June 1, 2000 to December 31, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease the ratio of net investment income to average net assets from 5.05% to 5.02%. The impact to net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(d)  Total return at net asset value assuming all distributions reinvested.
(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(f) Had the Investment Advisor and/or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Rounds to less than 0.01%.
(j)  Annualized.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of SteinRoe Variable Investment Trust and the
Class B Shareholders of Liberty Federal Securities Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class B financial highlights present fairly, in all material respects, the financial position of Liberty Federal Securities Fund, Variable Series (the "Fund") (a series of SteinRoe Variable Investment Trust) at December 31, 2004, and the results of its operations, the changes in its net assets and the Class B financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class B financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 17, 2005

UNAUDITED INFORMATION

Liberty Federal Securities Fund, Variable Series

FEDERAL INCOME TAX INFORMATION

For the fiscal year ended December 31, 2004, the Fund designates long-term capital gains of $227,408.

PORTFOLIO MANAGER'S DISCUSSION

Liberty Money Market Fund, Variable Series / December 31, 2004

Liberty Money Market Fund, Variable Series seeks maximum current income, consistent with capital preservation and the maintenance of liquidity.

Karen M. Arneil, CFA, has been the fund's portfolio manager since 2002. She has managed other funds for Columbia Management Advisors, Inc. and its predecessors since 1996.

The fund's return for 2004, though low in nominal terms, was in line with its peer group, the Lipper Variable Annuity Money Market Category(1) during a period characterized by low yields on short-term instruments. While rates were low in historical terms, they moved higher as the year wore on. In June, the Federal Reserve Board (the Fed) raised the federal funds rate for the first time in four years. The Fed's move was prompted by favorable economic news that suggested that it had achieved its goal and that the economy was on solid ground. The Fed raised the federal funds rate, an overnight lending rate between banks, from 1.0% to 2.25% in five consecutive one-quarter-percentage point increases during the second half of the year.

RESPONDING TO A CHANGING ENVIRONMENT
When the Fed began raising rates, we responded by shifting into highly liquid, shorter-term instruments, thereby reducing the weighted average maturity of the portfolio. On the surface, this strategy gave up some current yield. At any given moment, securities with one-year maturities were earning higher yields. In fact, the yield advantage of one-year securities over the federal funds rate increased during the period from under half a percentage point to nearly a full point. However, our strategy positioned us to increase the fund's yield on each of the five occasions on which the Fed raised rates. Because the Fed has elected to make its moves regularly and incrementally, this reinvestment process has been ongoing and has aided the fund's return. Altogether, the fund's weighted average maturity declined from 58 days at the beginning of the year to just 29 days by December.

   Although we lowered the fund's overall maturity, we did not change the composition of the fund's assets. We continue to limit the fund's interest-rate risk by emphasizing floating-rate notes, whose coupons reset versus short-term indices. Floating-rate notes, whether in the form of corporate debt, taxable municipal securities, or federal agency debt, accounted for over 50% of the fund's assets throughout the period.

FUTURE POSITIONING
The Fed has signalled its intent to continue to raise interest rates in modest increments. With four Fed meetings scheduled for the first half of 2005, we will continue to keep maturities short in order to capture rate hikes in the event they occur. Any change in the Fed's policy would lead us to reconsider our strategy.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

(1) Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

Holdings are disclosed as of December 31, 2004, and are subject to change.

PERFORMANCE INFORMATION

Liberty Money Market Fund, Variable Series / December 31, 2004

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004 (%)

                                       1-YEAR   5-YEAR   10-YEAR
----------------------------------------------------------------
The Fund (1/1/89)                       0.88     2.48     3.80
Lipper Money Market
   Category average                     0.83     2.49     3.82

Inception date of the fund is in parentheses.

NET ASSET VALUE PER SHARE ($)       12/31/03   12/31/04
-------------------------------------------------------
The Fund                              1.00       1.00

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT YOUR INSURANCE COMPANY.

PERFORMANCE NUMBERS REFLECT ALL FUND EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNTS. IF PERFORMANCE INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, IT WOULD BE LOWER.

Total return performance includes changes in share price and reinvestment of all distributions. Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

UNDERSTANDING YOUR EXPENSES

Liberty Money Market Fund, Variable Series / December 31, 2004

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also continuing costs, which generally include investment advisory and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the continuing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES
To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the reporting period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the actual expense ratio. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES
To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6

2. In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

                              ACCOUNT VALUE AT THE        ACCOUNT VALUE AT THE          EXPENSES PAID         FUND'S ANNUALIZED
07/01/04 - 12/31/04        BEGINNING OF THE PERIOD ($)    END OF THE PERIOD ($)      DURING THE PERIOD ($)    EXPENSE RATIO (%)
-------------------------------------------------------------------------------------------------------------------------------
                             ACTUAL    HYPOTHETICAL       ACTUAL   HYPOTHETICAL      ACTUAL  HYPOTHETICAL
-------------------------------------------------------------------------------------------------------------------------------
The Fund                    1,000.00     1,000.00        1,005.98    1,022.37         2.77       2.80                0.55

Expenses paid during the period are equal to the annualized expense ratio for the fund, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts. The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

COMPARE WITH OTHER FUNDS
Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

INVESTMENT PORTFOLIO

Liberty Money Market Fund, Variable Series / December 31, 2004

                                                                PAR            VALUE (a)
                                                          ---------------   ---------------
CORPORATE BONDS--35.3%
American Express Credit Corp.
   2.381% 03/03/06 (b)                                    $     5,000,000   $     5,000,000
   2.440% 02/17/06 (b)(c)                                       3,000,000         3,000,000
American Healthcare
   Funding Corp.
   LOC: Lasalle Bank
   2.420% 05/01/27 (b)                                          2,180,000         2,180,000
Autumn House at Powder
   Mill, Inc.
   LOC: SunTrust Bank
   2.400% 02/01/28 (b)(c)                                       1,930,000         1,930,000
Destiny Manufacturing, Inc.
   LOC: Fifth Third Bank
   2.420% 09/01/13 (b)                                          2,815,000         2,815,000
Dick Masheter Ford, Inc.
   LOC: National City Bank
   2.480% 07/01/23 (b)                                          3,925,000         3,925,000
Engine Parts Warehouse, Inc.
   LOC: Fifth Third Bank
   2.420% 11/01/21 (b)                                          3,570,000         3,570,000
General Electric Capital Corp.
   2.510% 01/17/06 (b)                                          5,000,000         5,000,000
Gilead Friends Church
   LOC: Fifth Third Bank
   2.420% 10/01/17 (b)                                            900,000           900,000
Grand Rapids Christian School
   LOC: Fifth Third Bank
   2.420% 09/01/28 (b)                                             85,000            85,000
HBOS Treasury Services PLC
   2.468% 07/29/05 (b)(c)                                       3,000,000         3,001,547
Iowa 80 Group, Inc.
   LOC: Wells Fargo Bank
   2.550% 06/01/16 (b)                                          6,280,000         6,280,000
JTJ Group LLC
   LOC: Fifth Third Bank
   2.420% 12/01/33 (b)                                          2,635,000         2,635,000
Jul-Mark Investments LLC
   LOC: Fifth Third Bank
   2.420% 10/01/25 (b)                                          1,000,000         1,000,000
Light of the World Christian
   Church, Inc.
   LOC: Fifth Third Bank
   2.420% 07/01/22 (b)                                            900,000           900,000
Morgan Stanley & Co., Inc.
   2.458% 02/27/06 (b)                                          4,000,000         4,000,000
Morton Family Trust
   LOC: Comerica Bank
   2.470% 02/01/32 (b)                                          4,000,000         4,000,000
Precision Packaging LLC
   LOC: SunTrust Bank
   2.450% 01/01/12 (b)                                          3,350,000         3,350,000
Pretasky Roach Property, Inc.
   LOC: Wachovia Bank, NA
   2.490% 01/01/19 (b)                                          2,000,000         2,000,000
Red Lion Evangelical
   Association, Inc.
   LOC: Wachovia Bank, NA
   2.470% 06/01/26 (b)                                    $     2,410,000   $     2,410,000
Servaas, Inc.
   LOC: Fifth Third Bank
   2.420% 03/01/13 (b)                                          5,190,000         5,190,000
St. Charles Partners
   LOC: Fifth Third Bank
   2.420% 11/01/13 (b)                                            875,000           875,000
Wells Fargo & Co.
   2.373% 02/15/06 (b)(c)                                       5,000,000         5,000,000
White Pine Finance LLC
   2.393% 09/07/05 (b)(c)                                       5,000,000         4,998,643
                                                                            ---------------
TOTAL CORPORATE BONDS
   (cost of $74,045,190)                                                         74,045,190
                                                                            ---------------

U.S. GOVERNMENT AGENCIES--26.0%
Federal Home Loan Bank
   1.350% 04/15/05-04/29/05                                     5,000,000         5,000,000
   1.990% 04/19/05 (b)                                         10,000,000         9,999,116
   2.338% 04/25/05 (b)                                          3,000,000         2,999,623
Federal Home Loan
   Mortgage Corp.
   2.000% 10/07/05 (b)                                         10,000,000        10,000,000
   2.165% 11/07/05 (b)                                          2,000,000         2,000,000
   Discount Note
   1.181% 02/28/05 (e)                                          4,433,000         4,420,073
Federal National Mortgage
   Association
   1.550% 05/04/05                                              2,000,000         2,000,000
   1.600% 05/13/05                                              1,000,000         1,000,000
   1.750% 05/23/05                                              2,000,000         2,000,000
   2.460% 03/23/05(b)                                          15,000,000        14,999,331
                                                                            ---------------
TOTAL U.S. GOVERNMENT AGENCIES
   (cost of $54,418,143)                                                         54,418,143
                                                                            ---------------

MUNICIPAL BONDS--19.6%
CO Denver City & County
   Airport Revenue
   LOC: Societe Generale
   2.420% 11/15/05 (b)                                          1,700,000         1,700,000
FL Collier County IDA Health
   Care Facilities Revenue
   Community Health Care, Inc.
   LOC: Wachovia Bank, NA
   2.560% 11/01/19 (b)                                            200,000           200,000
FL Palm Beach County Florida
   Airport Revenue Galaxy
   Aviation of Palm Beach, Inc.
   LOC: SunTrust Bank
   2.400% 10/01/20 (b)                                          1,430,000         1,430,000

                See Accompanying Notes to Financial Statements.

                                                                PAR            VALUE (a)
                                                          ---------------   ---------------
GA De Kalb County
  Development Authority,
  Emory University
  2.350% 02/01/05 (b)                                     $     6,510,000   $     6,510,000
MA State Housing Finance
   Agency, Upper Falls LLC
   LOC: JPMorgan Chase Bank
   2.450% 12/01/34 (b)                                          4,000,000         4,000,000
MD Baltimore
   Baltimore Parking Facilities
   INS: FGIC
   SPA: Dexia Credit Local
   2.400% 07/01/32 (b)                                          4,000,000         4,000,000
MI Oakland County
   1.625% 05/01/05                                              5,000,000         4,983,945
MN St. Paul Housing &
   Redevelopment Authority
   LOC: Dexia Credit Local
   2.420% 06/01/15 (b)                                          1,900,000         1,900,000
NC Wake Forest University
   LOC: Wachovia Bank, NA
   2.420% 07/01/17 (b)                                          2,000,000         2,000,000
NJ Economic Development
   Authority
   INS: FSA
   SPA: Dexia Credit Local
   2.420% 02/15/29 (b)                                          9,000,000         9,000,000
TX San Antonio Education
   Facilities Corp., St. Anthony
   Catholic High School
   LOC: JPMorgan Chase Bank
   2.440% 12/01/23 (b)                                            945,000           945,000
WA State Housing Finance
   Commission
   LOC: Wells Fargo Bank
   2.450% 11/01/36 (b)                                          4,415,000         4,415,000
                                                                            ---------------
TOTAL MUNICIPAL BONDS
   (cost of $41,083,945)                                                         41,083,945
                                                                            ---------------

CERTIFICATES OF DEPOSIT--11.5%
Barclays Bank PLC
   2.343% 05/25/05 (b)                                          5,000,000         4,999,397
BNP Paribas
   1.475% 01/11/05                                              5,000,000         4,998,853
Canadian Imperial
   Bank of Canada
   2.450% 03/15/08 (b)                                          7,000,000         7,000,000
CS First Boston
   1.990% 12/29/05 (b)                                          2,000,000         2,000,410
Unicredito Italiano S.p.A.
   2.040% 07/27/05 (b)                                          5,000,000         4,998,097
                                                                            ---------------
TOTAL CERTIFICATES OF DEPOSIT
   (cost of $23,996,757)                                                         23,996,757
                                                                            ---------------

COMMERCIAL PAPER--6.2%
Beta Finance, Inc.
   2.000% 01/11/05 (c)(e)                                 $     4,000,000   $     3,997,778
Jupiter Securitization Corp.
   2.330% 02/04/05 (d)(e)                                       3,000,000         2,993,398
Solitaire Funding LLC
   2.000% 01/12/05 (d)(e)                                       4,000,000         3,997,556
Whistlejacket Capital Ltd.
   2.325% 04/15/05 (b)(c)                                       2,000,000         1,999,831
                                                                            ---------------
TOTAL COMMERCIAL PAPER
   (cost of $12,988,563)                                                         12,988,563
                                                                            ---------------

SHORT-TERM OBLIGATION--0.8%
Repurchase agreement with
   State Street Bank & Trust Co.,
   dated 12/31/04, due 01/03/05
   at 2.100%, collateralized by a
   U.S. Government Agency
   Obligation maturing 06/15/06,
   market value of $1,727,850
   (repurchase proceeds $1,692,296)                             1,692,000         1,692,000
                                                                            ---------------

TOTAL SHORT-TERM OBLIGATION
   (cost of $1,692,000)                                                           1,692,000
                                                                            ---------------
TOTAL INVESTMENTS--99.4%
   (cost of $208,224,598)(f)                                                    208,224,598
                                                                            ---------------
OTHER ASSETS & LIABILITIES, NET--0.6%                                             1,195,231
                                                                            ---------------
NET ASSETS--100.0%                                                          $   209,419,829
                                                                            ===============

NOTES TO INVESTMENT PORTFOLIO:

(a)  See Note 2.
(b) Variable rate security. The interest rate shown reflects the rate as of December 31, 2004.
(c) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, these securities amounted to $23,927,799, which represents 11.4% of net assets.
(d) Security exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may only be resold in exempt transactions to qualified buyers. Private resales of these securities to qualified instutional buyers are also exempt from registration pursuant to Rule 144A under the Securities Act of 1933. At December 31, 2004, these securities amounted to $6,990,954, which represents 3.3% of net assets.
(e)  The rate shown represents the annualized yield at the date of purchase.
(f)  Cost for federal income tax purposes is $208,224,598.

            ACRONYM              NAME
            -------              ----
             FGIC      Financial Guaranty Insurance Co.
             FSA       Financial Security Assurance, Inc.
             IDA       Industrial Development Authority
             INS       Insured
             LOC       Letter of Credit
             SPA       Stand-by Purchase Agreement

                 See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS & LIABILITIES

Liberty Money Market Fund, Variable Series / December 31, 2004

ASSETS:
Investments, at amortized cost approximating value                                 $   208,224,598
Cash                                                                                           976
Receivable for:
   Fund shares sold                                                                      1,028,632
   Interest                                                                                430,413
Deferred Trustees' compensation plan                                                         8,979
                                                                                   ---------------
     TOTAL ASSETS                                                                      209,693,598
                                                                                   ---------------

LIABILITIES:
Payable for:
   Fund shares repurchased                                                                 126,258
   Investment advisory fee                                                                  59,456
   Administration fee                                                                       26,391
   Transfer agent fee                                                                          625
   Pricing and bookkeeping fees                                                              4,875
   Trustees' fees                                                                            1,140
   Audit fee                                                                                20,970
   Custody fee                                                                               1,329
   Reports to shareholders                                                                  19,897
Deferred Trustees' fees                                                                      8,979
Other liabilities                                                                            3,849
                                                                                   ---------------
     TOTAL LIABILITIES                                                                     273,769
                                                                                   ---------------
NET ASSETS                                                                         $   209,419,829
                                                                                   ===============

COMPOSITION OF NET ASSETS:
Paid-in capital                                                                    $   209,424,027
Overdistributed net investment income                                                       (3,874)
Accumulated net realized loss                                                                 (324)
                                                                                   ---------------
NET ASSETS                                                                         $   209,419,829
                                                                                   ===============
Shares outstanding                                                                     209,467,441
                                                                                   ===============
Net asset value per share                                                          $          1.00
                                                                                   ===============

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2004

INVESTMENT INCOME:
Interest                                                                           $     3,092,881
                                                                                   ---------------

EXPENSES:
Investment advisory fee                                                                    749,429
Administration fee                                                                         321,184
Transfer agent fee                                                                           7,500
Pricing and bookkeeping fees                                                                64,715
Trustees' fees                                                                              12,334
Custody fee                                                                                 10,945
Other expenses                                                                              60,337
                                                                                   ---------------
   Total Expenses                                                                        1,226,444
Custody earnings credit                                                                       (612)
                                                                                   ---------------
   Net Expenses                                                                          1,225,832
                                                                                   ---------------
Net Investment Income                                                                    1,867,049
                                                                                   ---------------

NET REALIZED LOSS ON INVESTMENTS:
Net realized loss on investments                                                              (260)
                                                                                   ---------------
Net Increase in Net Assets from Operations                                         $     1,866,789
                                                                                   ===============

                 See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

Liberty Money Market Fund, Variable Series

                                                                                        YEAR ENDED DECEMBER 31,
                                                                                   ---------------------------------
                                                                                         2004             2003
                                                                                   ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income                                                              $     1,867,049   $     1,660,396
Net realized loss on investments                                                              (260)              (44)
                                                                                   ---------------   ---------------
        Net Increase from Operations                                                     1,866,789         1,660,352
                                                                                   ---------------   ---------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
   From net investment income                                                           (1,879,668)       (1,651,340)
                                                                                   ---------------   ---------------

SHARE TRANSACTIONS:
    Subscriptions                                                                      128,632,436       234,955,322
    Proceeds received in connection with merger                                                 --        14,534,445
    Distributions reinvested                                                             1,879,668         1,651,340
    Redemptions                                                                       (120,972,145)     (310,160,097)
                                                                                   ---------------   ---------------
        Net Increase (Decrease) from Share Transactions                                  9,539,959       (59,018,990)
                                                                                   ---------------   ---------------
Total Increase (Decrease) in Net Assets                                                  9,527,080       (59,009,978)

NET ASSETS
Beginning of period                                                                    199,892,749       258,902,727
                                                                                   ---------------   ---------------
End of period (including undistributed (overdistributed) net investment income of
   $(3,874) and $8,745, respectively)                                              $   209,419,829   $   199,892,749
                                                                                   ===============   ===============

CHANGES IN SHARES:
   Subscriptions                                                                       128,632,436       234,957,547
   Issued in connection with merger                                                             --        14,534,816
   Issued for distributions reinvested                                                   1,879,668         1,651,340
   Redemptions                                                                        (120,972,145)     (310,160,097)
                                                                                   ---------------   ---------------
        Net Increase (Decrease)                                                          9,539,959       (59,016,394)
                                                                                   ---------------   ---------------

                See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

Liberty Money Market Fund, Variable Series / December 31, 2004

NOTE 1. ORGANIZATION

Liberty Money Market Fund, Variable Series (the "Fund"), a series of SteinRoe Variable Investment Trust (the "Trust") is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   INVESTMENT GOAL--The Fund seeks maximum current income consistent with capital preservation and the maintenance of liquidity.

   FUND SHARES--The Fund may issue an unlimited number of shares. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts ("VA Contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

   USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION--Securities in the Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act provided certain conditions are met. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant accretion or amortization to maturity of any discount or premium, respectively.

   SECURITY TRANSACTIONS--Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   REPURCHASE AGREEMENTS--The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

   INCOME RECOGNITION--Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities.

   FEDERAL INCOME TAX STATUS--The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

   DISTRIBUTIONS TO SHAREHOLDERS--Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

The following capital loss carryforward may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

                  YEAR OF      CAPITAL LOSS
                EXPIRATION     CARRYFORWARD
                ----------     ------------
                   2012        $         64

The tax character of distributions paid during the years ended December 31, 2004 and December 31, 2003 was as follows:

                                 DECEMBER 31,   DECEMBER 31,
                                    2004           2003
                                 ------------   ------------
Distributions paid from:
     Ordinary income             $  1,879,668   $  1,651,340
     Long-term capital gains               --             --

As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

       UNDISTRIBUTED
         ORDINARY
          INCOME
       -------------
       $       2,114

Under current tax rules, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2004, post-October capital losses of $260 attributed to security transactions were deferred to January 1, 2005.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Fund. Prior to April 1, 2004, Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). Effective April 1, 2004, FleetBoston, including the Fund's investment advisor, was acquired by Bank of America Corporation ("BOA"). The acquisition did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

   INVESTMENT ADVISORY FEE--Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets as follows:

AVERAGE DAILY NET ASSETS                      ANNUAL FEE RATE
------------------------                      ---------------
First $500 million                                  0.35%
Next $500 million                                   0.30%
Over $1 billion                                     0.25%

   ADMINISTRATION FEE--Columbia provides administrative and other services to the Fund for a monthly administration fee, at the annual rate of 0.15% of the Fund's average daily net assets.

   PRICING AND BOOKKEEPING FEES--Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees received to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund.

For the year ended December 31, 2004, the effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.030%.

   TRANSFER AGENT FEE--Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer Agent receives a monthly fee, at the annual rate of $7,500.

For the year ended December 31, 2004, the Fund's effective transfer agent fee rate was less than 0.01%.

   FEE WAIVERS--Columbia has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of interest, taxes and extraordinary expenses, if any) would not exceed 0.65% annually of the Fund's average daily net assets. Columbia, at its discretion, may revise or discontinue this arrangement any time.

   CUSTODY CREDITS--The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

   FEES PAID TO OFFICERS AND TRUSTEES--With the exception of one officer, all officers of the Fund are employees of Columbia or its affiliates and receive no compensation from the Fund. Effective August 23, 2004, the Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. The Fund's fee will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

   OTHER--Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended December 31, 2004, the Fund paid $1,646 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

LEGAL PROCEEDINGS--On February 9, 2005, Columbia and the Distributor (collectively the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order" and together, the "Settlements"). The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce certain Columbia Funds, Nations Funds and other mutual fund management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Fund's independent trustees and not unacceptable to the staff of the SEC.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order will be available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or Bank of America (and affiliated entities). More than 300 cases (including those filed against entities unaffiliated with the funds, their Boards and/or FleetBoston and its affiliated entities) have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland. Recently, certain Columbia funds and affiliated entities have been named as defendants in several direct and derivative actions under various sections of the Investment Company Act of 1940, as amended, alleging, among other things, that the fees and expenses paid by those funds are excessive.

On January 11, 2005 a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Fund and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Fund and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

The funds and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These proceedings are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the funds.

NOTE 6. BUSINESS COMBINATIONS AND MERGERS

   FUND MERGERS--On April 7, 2003, Galaxy VIP Money Market Fund, previously a fund of the Galaxy VIP Fund, a separate Massachusetts business trust, merged into the Stein Roe Money Market Fund, Variable Series. Stein Roe Money Market Fund, Variable Series received a tax-free transfer of assets from Galaxy VIP Money Market Fund as follows:

      SHARES                              NET ASSETS
      ISSUED                               RECEIVED
   ------------                          ------------
     14,534,816                          $ 14,534,445

                                             NET ASSETS
    NET ASSETS           NET ASSETS         OF STEIN ROE
  OF STEIN ROE         OF GALAXY VIP     MONEY MARKET FUND,
MONEY MARKET FUND,   MONEY MARKET FUND    VARIABLE SERIES
 VARIABLE SERIES        IMMEDIATELY         IMMEDIATELY
     PRIOR TO             PRIOR TO             AFTER
   COMBINATION          COMBINATION         COMBINATION
------------------   -----------------   ------------------
$      256,836,286   $      14,534,445   $      271,370,731

Also on April 7, 2003, subsequent to the merger described above, Stein Roe Money Market Fund, Variable Series was reorganized as Liberty Money Market Fund, Variable Series.

FINANCIAL HIGHLIGHTS

Liberty Money Market Fund, Variable Series

Selected data for a share outstanding throughout each period is as follows:

                                                                                 YEAR ENDED DECEMBER 31,
                                                           ------------------------------------------------------------------
                                                              2004          2003          2002          2001         2000
                                                           ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD                       $    1.000    $    1.000    $    1.000    $    1.000    $    1.000

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                                       0.009         0.007         0.012         0.036         0.059
                                                           ----------    ----------    ----------    ----------    ----------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                     (0.009)       (0.007)       (0.012)       (0.036)       (0.059)
                                                           ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE, END OF PERIOD                             $    1.000    $    1.000    $    1.000    $    1.000    $    1.000
                                                           ==========    ==========    ==========    ==========    ==========
Total return (b)(c)                                              0.88%         0.69%(d)      1.23%         3.64%         6.05%

RATIOS TO AVERAGE NET ASSETS / SUPPLEMENTAL DATA:
Expenses (e)                                                     0.57%         0.54%         0.65%         0.56%         0.56%
Net investment income (e)                                        0.87%         0.69%         1.25%         3.45%         5.90%
Waiver/reimbursement                                               --          0.04%           --            --            --
Net assets, end of period (000's)                          $  209,420    $  199,893    $  258,903    $  266,985    $  212,317

(a) Per share data was calculated using average shares outstanding during the period.
(b)  Total return at net asset value assuming all distributions reinvested.
(c) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(d) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of SteinRoe Variable Investment Trust and the Shareholders of Liberty Money Market Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Liberty Money Market Fund, Variable Series (the "Fund") (a series of SteinRoe Variable Investment Trust) at December 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 17, 2005

PORTFOLIO MANAGER'S DISCUSSION

Liberty Small Company Growth Fund, Variable Series / December 31, 2004

Liberty Small Company Growth Fund, Variable Series seeks long-term growth.

Paul J. Berlinguet, head of the small-cap growth team at Columbia Management Advisors, Inc, has managed the fund since November 2003.

The fund's performance fell short of its benchmark, the Russell 2000 Growth Index, for the 12-month period ended December 31, 2004, because we favored stocks with longer-term growth prospects - but greater near-term risk - at a time when investors began turning away from risky assets in the face of global uncertainties and rising interest rates. However, the fund benefited from strong stock picking and the fact that small-company stocks outperformed stocks of large companies for the fifth consecutive year. In general, our focus on higher-quality companies with healthy balance sheets, attractive business models and strong management teams benefited the fund.

INDUSTRIAL AND HEALTH CARE INDUSTRIES BENEFITED PERFORMANCE
Industrial stocks were the fund's best performers. In this sector, two global transportation companies, EGL, Inc. and UTI Worldwide, made the greatest positive contributions to returns (0.9% and 1.0% of net assets, respectively). Both were able to take advantage of rapidly growing imports from Asia and other parts of the world to the United States. The fund's position in DRS Technologies (1.2% of net assets), a company that supplies electronic systems to the US military, also made a positive contribution.

   Health care stocks also helped the fund. Nektar Therapeutics (0.9% of net assets) was one of the best performers, along with Cytyc, which we sold at a profit because it grew beyond our criteria for small-cap stocks. Although Nektar's stock price has been quite volatile, it stabilized as the timeline for filing the company's inhaled insulin product with the FDA gained clarity. While the product has not yet been approved by the US government, Nektar has partnered with a major pharmaceutical company to seek regulatory approval and market the drug. Cytyc, which makes the thin prep imaging system used for PAP smears, benefited from overseas expansion and a recent acquisition. By contrast, Taro Pharmaceutical Industries and Cardiac Science detracted from performance (0.7% and 0.3% of net assets, respectively). Taro had been a standout performer for the fund for several years, but the stock declined after a couple of earnings disappointments related to its over-the-counter product strategy. Cardiac Science, which makes automated external defibrillators for offices and health clubs, declined following earnings disappointments, as well as news that a large international company was introducing a defibrillator for home use.

TECHNOLOGY AND MEDIA STOCKS UNDERPERFORMED
Although the fund had some standout performers within technology, overall the sector was a drag on performance as investors worried that earnings growth would slow. Semiconductor stocks in particular, where the fund has an above-average stake, hurt performance. The group's downturn continued through most of the year. In addition, Cray, the supercomputer company, and Magma Design Automation, a software company, detracted from performance (0.3% and 0.6% of net assets, respectively). However, Silicon Image (0.7% of net assets), a company that makes connectivity semiconductors, helped offset some of these losses. The stock's price more than doubled as the company's sales and earnings exceeded expectations.

   Within the consumer discretionary sector, our above-average investment in media stocks detracted from performance because of a poor advertising climate. The rapid growth of entertainment options left advertisers unsure about where to spend their money, resulting in only modest growth for companies such as Radio One and Sinclair Broadcast Group (0.8% and 0.9% of assets, respectively). On the other hand, gaming and entertainment stocks made positive contributions. For example, Pinnacle Entertainment (1.0% of net assets) has seen improved operations under new management and is adding new casinos. Gaylord Entertainment (1.4% of net assets) operates large convention hotels in major cities and is building a new one in the Washington DC area. Finally, Jarden (1.6% of net assets) was a strong performer throughout the year. The company owns several consumer product brands and plans to continue expanding its portfolio. An acquisition of the Sunbeam, Coleman and Oster brands is due to be finalized in early 2005.

MORE GAINS SEEN FOR SMALL-CAP GROWTH STOCKS
We remain cautiously optimistic about the prospects for small-cap growth stocks. While five years of outperformance relative to large-cap stocks has closed the valuation gap, earnings growth expectations heavily favor small-caps. However, even if small-caps continue to outperform large-caps, their advance is not likely to be as broad-based as it has been, given the sector's valuation level. Given this outlook, we believe that stock selection will be key. We believe that our focus on higher quality small-cap growth companies will help us in a potentially volatile market environment.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence.

Investments in small-cap companies may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid than investments in larger companies.

Holdings are disclosed as of December 31, 2004, and are subject to change.

PERFORMANCE INFORMATION

Liberty Small Company Growth Fund, Variable Series / December 31, 2004

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004 (%)

                                     1-YEAR     5-YEAR     10-YEAR
------------------------------------------------------------------
Class B (6/1/00)                      11.47       0.59        6.78
Russell 2000 Growth Index             14.31      -3.57        7.12

Inception date of share class is in parentheses.

[CHART]

VALUE OF A $10,000 INVESTMENT, 1/1/95(1) - 12/31/04

Class B: $19,277

                CLASS B SHARES        RUSSELL 2000 GROWTH INDEX
  1/1/1995            $ 10,000                         $ 10,000
 3/31/1995            $ 10,000                         $ 10,548
 6/30/1995            $  9,803                         $ 11,594
 9/30/1995            $ 10,909                         $ 12,913
12/31/1995            $ 11,175                         $ 13,104
 3/31/1996            $ 12,133                         $ 13,856
 6/30/1996            $ 13,029                         $ 14,665
 9/30/1996            $ 13,885                         $ 14,540
12/31/1996            $ 14,187                         $ 14,578
 3/31/1997            $ 13,154                         $ 13,049
 6/30/1997            $ 15,202                         $ 15,339
 9/30/1997            $ 16,561                         $ 17,934
12/31/1997            $ 15,296                         $ 16,464
 3/31/1998            $ 16,532                         $ 18,420
 6/30/1998            $ 14,339                         $ 17,362
 9/30/1998            $ 11,312                         $ 13,480
12/31/1998            $ 12,650                         $ 16,667
 3/31/1999            $ 11,674                         $ 16,387
 6/30/1999            $ 13,411                         $ 18,804
 9/30/1999            $ 13,830                         $ 17,879
12/31/1999            $ 18,724                         $ 23,849
 3/31/2000            $ 23,248                         $ 26,062
 6/30/2000            $ 21,874                         $ 24,141
 9/30/2000            $ 22,644                         $ 23,183
12/31/2000            $ 17,694                         $ 18,500
 3/31/2001            $ 14,628                         $ 15,688
 6/30/2001            $ 17,490                         $ 18,507
 9/30/2001            $ 13,048                         $ 13,310
12/31/2001            $ 15,857                         $ 16,793
 3/31/2002            $ 15,909                         $ 16,464
 6/30/2002            $ 13,978                         $ 13,879
 9/30/2002            $ 11,361                         $ 10,892
12/31/2002            $ 11,976                         $ 11,711
 3/31/2003            $ 11,449                         $ 11,256
 6/30/2003            $ 14,048                         $ 13,975
 9/30/2003            $ 14,891                         $ 15,438
12/31/2003            $ 17,297                         $ 17,395
 3/31/2004            $ 18,544                         $ 18,366
 6/30/2004            $ 18,229                         $ 18,382
 9/30/2004            $ 16,929                         $ 17,278
12/31/2004            $ 19,277                         $ 19,888

NET ASSET VALUE PER SHARE ($)       12/31/03       12/31/04
-----------------------------------------------------------
Class B                               9.85           10.98

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT YOUR INSURANCE COMPANY.

PERFORMANCE NUMBERS REFLECT ALL FUND EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNTS. IF PERFORMANCE INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, IT WOULD BE LOWER.

Total return performance includes changes in share price and reinvestment of all distributions. The Russell 2000 Growth Index is an unmanaged index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Class B shares (newer class shares) performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares. If differences in expenses were reflected, the returns for the periods prior to the inception of the new class of shares would be lower.

(1) Inception date of class A shares (oldest existing share class) is January 1, 1989.

UNDERSTANDING YOUR EXPENSES

Liberty Small Company Growth Fund, Variable Series / December 31, 2004

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also continuing costs, which generally include investment advisory, Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the continuing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES
To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the reporting period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the actual expense ratio. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES
To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6

2. In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

                              ACCOUNT VALUE AT THE         ACCOUNT VALUE AT THE          EXPENSES PAID         FUND'S ANNUALIZED
07/01/04 - 12/31/04        BEGINNING OF THE PERIOD ($)     END OF THE PERIOD ($)      DURING THE PERIOD ($)    EXPENSE RATIO (%)
--------------------------------------------------------------------------------------------------------------------------------
                             ACTUAL    HYPOTHETICAL        ACTUAL   HYPOTHETICAL     ACTUAL  HYPOTHETICAL
--------------------------------------------------------------------------------------------------------------------------------
Class B                     1,000.00     1,000.00         1,057.81     1,019.86       5.43       5.33               1.05

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor not waived/reimbursed a portion of expenses, account values at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts. The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

COMPARE WITH OTHER FUNDS
Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

INVESTMENT PORTFOLIO

Liberty Small Company Growth Fund, Variable Series / December 31, 2004

                                                               SHARES              VALUE
                                                          ---------------     ---------------
COMMON STOCKS--98.4%
CONSUMER DISCRETIONARY--16.2%
HOTELS, RESTAURANTS & LEISURE--4.0%
Alliance Gaming Corp. (a)                                          23,600     $       325,916
Gaylord Entertainment Co. (a)                                      20,300             843,059
Pinnacle Entertainment, Inc. (a)                                   32,000             632,960
Scientific Games Corp., Class A (a)                                29,000             691,360
                                                                              ---------------
                                                                                    2,493,295
                                                                              ---------------

LEISURE EQUIPMENT & PRODUCTS--1.2%
Marvel Enterprises, Inc. (a)                                       36,600             749,568
                                                                              ---------------

MEDIA--4.7%
Arbitron, Inc. (a)                                                 13,700             536,766
Cumulus Media, Inc., Class A (a)                                   34,800             524,784
Lin TV Corp., Class A (a)                                          24,900             475,590
Radio One, Inc., Class D (a)                                       32,100             517,452
Sinclair Broadcast Group, Inc.,
   Class A                                                         62,000             571,020
TiVo, Inc. (a)                                                     49,300             289,391
                                                                              ---------------
                                                                                    2,915,003
                                                                              ---------------

MULTILINE RETAIL--0.5%
Fred's, Inc.                                                       19,300             335,820
                                                                              ---------------

SPECIALTY RETAIL--5.0%
Bombay Co., Inc. (a)                                               54,200             299,726
Cost Plus, Inc. (a)                                                16,800             539,784
Jarden Corp. (a)                                                   23,350           1,014,324
Pacific Sunwear of California, Inc. (a)                            25,500             567,630
Party City Corp. (a)                                               15,500             200,415
Sharper Image Corp. (a)                                            24,800             467,480
                                                                              ---------------
                                                                                    3,089,359
                                                                              ---------------

TEXTILES, APPAREL & LUXURY GOODS--0.8%
Carter's, Inc. (a)                                                 14,600             496,254
                                                                              ---------------

CONSUMER STAPLES--0.3%
FOOD & STAPLES RETAILING--0.3%
Performance Food Group Co. (a)                                      7,600             204,516
                                                                              ---------------

ENERGY--4.3%
ENERGY EQUIPMENT & SERVICES--2.0%
Key Energy Services, Inc. (a)                                      36,700             433,060
Maverick Tube Corp. (a)                                            13,000             393,900
Unit Corp. (a)                                                     10,600             405,026
                                                                              ---------------
                                                                                    1,231,986
                                                                              ---------------

OIL & GAS - 2.3%
Edge Petroleum Corp. (a)                                           21,200             309,096
Energy Partners Ltd. (a)                                            8,900             180,403
Mission Resources Corp. (a)                                        52,000             303,680
Spinnaker Exploration Co. (a)                                       9,000             315,630
Western Gas Resources, Inc.                                        10,900             318,825
                                                                              ---------------
                                                                                    1,427,634
                                                                              ---------------

FINANCIALS--11.0%
CAPITAL MARKETS--0.9%
Jefferies Group, Inc.                                              14,200     $       571,976
                                                                              ---------------

COMMERCIAL BANKS--4.0%
Boston Private Financial Holdings, Inc.                            17,400             490,158
East-West Bancorp, Inc.                                            12,400             520,304
Main Street Banks, Inc.                                             5,400             188,622
Mercantile Bank Corp.                                              15,855             626,272
Prosperity Bancshares, Inc.                                        23,000             671,830
                                                                              ---------------
                                                                                    2,497,186
                                                                              ---------------

DIVERSIFIED FINANCIAL SERVICES--3.3%
ACE Cash Express, Inc. (a)                                         14,300             424,138
Greenhill & Co., Inc.                                              18,800             539,560
MTC Technologies, Inc. (a)                                         21,400             718,398
National Financial Partners Corp.                                   9,700             376,360
                                                                              ---------------
                                                                                    2,058,456
                                                                              ---------------

INSURANCE--1.9%
Infinity Property & Casualty Corp.                                 21,800             767,360
Philadelphia Consolidated
   Holding Co. (a)                                                  6,400             423,296
                                                                              ---------------
                                                                                    1,190,656
                                                                              ---------------

THRIFTS & MORTGAGE FINANCE--0.9%
Commercial Capital Bancorp, Inc.                                   22,466             520,762
                                                                              ---------------

HEALTH CARE--21.3%
BIOTECHNOLOGY--5.9%
Cell Therapeutics, Inc. (a)                                        50,200             408,628
Cytogen Corp. (a)                                                  23,200             267,264
Enzo Biochem, Inc. (a)                                             17,400             338,778
Exact Sciences Corp. (a)                                           35,500             135,610
NeoPharm, Inc. (a)                                                 47,445             593,537
Neurocrine Biosciences, Inc. (a)                                    7,900             389,470
Protein Design Labs, Inc. (a)                                      23,100             477,246
QLT, Inc. (a)                                                      38,100             612,648
Telik, Inc. (a)                                                    25,600             489,984
                                                                              ---------------
                                                                                    3,713,165
                                                                              ---------------

HEALTH CARE EQUIPMENT & SUPPLIES - 5.0%
Bio-Rad Laboratories, Inc., Class A (a)                             7,600             436,012
Cardiac Science, Inc. (a)                                          91,000             194,740
Conceptus, Inc. (a)                                                35,300             286,459
Integra LifeSciences Holdings Corp. (a)                            16,400             605,652
Medical Action Industries, Inc. (a)                                29,700             585,090
Palomar Medical Technologies, Inc. (a)                             10,700             278,949
SonoSite, Inc. (a)                                                 18,100             614,495
SurModics, Inc. (a)                                                 2,900              94,279
                                                                              ---------------
                                                                                    3,095,676
                                                                              ---------------

HEALTH CARE PROVIDERS & SERVICES--3.6%
Advisory Board Co. (a)                                             16,400             604,832
America Service Group, Inc. (a)                                    14,929             399,649
Isolagen, Inc. (a)                                                 34,800             273,876
LCA-Vision, Inc.                                                   16,050             375,410
LifePoint Hospitals, Inc. (a)                                      10,800             376,056
U.S. Physical Therapy, Inc. (a)                                    13,400             206,628
                                                                              ---------------
                                                                                    2,236,451
                                                                              ---------------

                 See Accompanying Notes to Financial Statements.

                                                               SHARES              VALUE
                                                          ---------------     ---------------
PHARMACEUTICALS--6.8%
Advancis Pharmaceutical Corp. (a)                                  39,600     $       151,272
BioSante Pharmaceuticals, Inc. (a)                                 25,600             140,288
Bone Care International, Inc. (a)                                  19,600             545,860
Caraco Pharmaceutical Laboratories
   Ltd. (a)                                                        13,800             131,790
DepoMed, Inc. (a)                                                  72,100             389,340
DOV Pharmaceutical, Inc. (a)                                       32,400             584,820
Nektar Therapeutics (a)                                            26,300             532,312
Noven Pharmaceuticals, Inc. (a)                                    22,900             390,674
Renovis, Inc. (a)                                                  33,700             484,606
Salix Pharmaceuticals Ltd. (a)                                     24,850             437,112
Taro Pharmaceuticals Industries Ltd. (a)                           12,600             428,778
                                                                              ---------------
                                                                                    4,216,852
                                                                              ---------------

INDUSTRIAL--13.4%
AEROSPACE & DEFENSE--1.2%
DRS Technologies, Inc. (a)                                         18,000             768,780
                                                                              ---------------

AIR FREIGHT & LOGISTICS--1.9%
EGL, Inc. (a)                                                      18,000             538,020
UTI Worldwide, Inc.                                                 8,900             605,378
                                                                              ---------------
                                                                                    1,143,398
                                                                              ---------------

COMMERCIAL SERVICES & SUPPLIES--4.5%
Corporate Executive Board Co.                                       8,200             548,908
Educate, Inc. (a)                                                  31,800             421,032
Laureate Education, Inc. (a)                                       10,800             476,172
MDC Partners, Inc., Class A (a)                                    38,500             415,415
Navigant Consulting, Inc. (a)                                      20,200             537,320
NCO Group, Inc. (a)                                                15,900             411,015
                                                                              ---------------
                                                                                    2,809,862
                                                                              ---------------

CONSTRUCTION & ENGINEERING--0.8%
Chicago Bridge & Iron Co., NV,
   N.Y. Registered Shares                                          12,300             492,000
                                                                              ---------------

ELECTRICAL EQUIPMENT--0.4%
Plug Power, Inc. (a)                                               42,400             259,064
                                                                              ---------------

MACHINERY--1.7%
Cuno, Inc. (a)                                                      7,675             455,895
RAE Systems, Inc. (a)                                              27,300             199,290
Wabash National Corp. (a)                                          15,100             406,643
                                                                              ---------------
                                                                                    1,061,828
                                                                              ---------------

ROAD & RAIL--2.2%
Genesee & Wyoming, Inc., Class A (a)                               18,057             507,943
Heartland Express, Inc.                                            22,450             504,452
Sirva, Inc. (a)                                                    19,000             365,180
                                                                              ---------------
                                                                                    1,377,575
                                                                              ---------------

TRADING COMPANIES & DISTRIBUTORS--0.7%
Aceto Corp.                                                        22,400             426,496
                                                                              ---------------

INFORMATION TECHNOLOGY--30.1%
COMMUNICATIONS EQUIPMENT--3.3%
F5 Networks, Inc. (a)                                              11,600             565,152
Finisar Corp. (a)                                                 120,400             274,512
Foundry Networks, Inc. (a)                                         42,500             559,300
Inter-Tel, Inc.                                                    14,739     $       403,554
NMS Communications Corp. (a)                                       40,000             252,400
                                                                              ---------------
                                                                                    2,054,918
                                                                              ---------------

COMPUTERS & PERIPHERALS--1.9%
Applied Films Corp. (a)                                            16,500             355,740
Cray, Inc. (a)                                                     45,400             211,564
PalmSource, Inc. (a)                                               23,500             299,390
Pinnacle Systems, Inc. (a)                                         56,200             342,820
                                                                              ---------------
                                                                                    1,209,514
                                                                              ---------------

ELECTRONIC EQUIPMENT & INSTRUMENTS--3.9%
Anixter International, Inc.                                        12,300             442,677
Global Imaging Systems, Inc. (a)                                   17,400             687,300
Itron, Inc. (a)                                                    22,100             528,411
OSI Systems, Inc. (a)                                              18,100             411,051
Photon Dynamics, Inc. (a)                                          14,000             339,920
                                                                              ---------------
                                                                                    2,409,359
                                                                              ---------------

INTERNET SOFTWARE & SERVICES--4.3%
Corillian Corp. (a)                                                97,000             477,240
Digital River, Inc. (a)                                            11,800             490,998
Digitas, Inc. (a)                                                  56,000             534,800
Equinix, Inc. (a)                                                  10,700             457,318
Retek, Inc. (a)                                                    81,400             500,610
TeleCommunication Systems, Inc.,
   Class A (a)                                                     58,200             194,330
                                                                              ---------------
                                                                                    2,655,296
                                                                              ---------------

IT SERVICES--0.6%
MAXIMUS, Inc. (a)                                                  12,700             395,224
                                                                              ---------------

SEMICONDUCTORS & SEMICONDUCTOR
   EQUIPMENT--9.5%
August Technology Corp. (a)                                        27,800             292,734
Brooks Automation, Inc. (a)                                        38,000             654,360
Cypress Semiconductor Corp. (a)                                    34,800             408,204
DSP Group, Inc. (a)                                                13,500             301,455
Entegris, Inc. (a)                                                 60,700             603,965
FEI Co. (a)                                                        21,700             455,700
Integrated Circuit Systems, Inc. (a)                               12,300             257,316
IXYS Corp. (a)                                                     62,900             649,128
Leadis Technology, Inc. (a)                                        21,100             224,715
Mykrolis Corp. (a)                                                 34,500             488,865
Silicon Image, Inc. (a)                                            26,900             442,774
Silicon Storage Technology, Inc. (a)                               54,700             325,465
Ultratech, Inc. (a)                                                29,500             556,075
Zoran Corp. (a)                                                    22,400             259,392
                                                                              ---------------
                                                                                    5,920,148
                                                                              ---------------

SOFTWARE--6.6%
Activision, Inc. (a)                                               18,852             380,433
Captiva Software Corp. (a)                                         41,000             418,200
Epicor Software Corp. (a)                                          21,600             304,344
FileNET Corp. (a)                                                  13,700             352,912
Magma Design Automation, Inc. (a)                                  30,100             378,056
Manhattan Associates, Inc. (a)                                     15,500             370,140
Micromuse, Inc. (a)                                               108,700             603,285
OpenTV Corp., Class A (a)                                         104,200             400,128
ScanSoft, Inc. (a)                                                 63,400             265,646

                 See Accompanying Notes to Financial Statements.

                                                               SHARES              VALUE
                                                          ---------------     ---------------
Take-Two Interactive Software, Inc. (a)                             9,000     $       313,110
Verity, Inc. (a)                                                   22,300             292,576
                                                                              ---------------
                                                                                    4,078,830
                                                                              ---------------

MATERIALS--1.8%
CHEMICALS--1.4%
Landec Corp. (a)                                                   40,200             274,968
UAP Holding Corp. (a)                                              35,600             614,812
                                                                              ---------------
                                                                                      889,780
                                                                              ---------------

METALS & MINING--0.4%
AMCOL International Corp.                                          10,700             214,963
                                                                              ---------------
TOTAL COMMON STOCKS
   (cost of $50,503,612)                                                           61,211,650
                                                                              ---------------

                                                                PAR
                                                          ---------------
SHORT-TERM OBLIGATION--1.3%
Repurchase agreement with State Street
   Bank & Trust Co., dated 12/31/04, due
   01/03/05 at 1.500%, collateralized by a
   U.S. Treasury Bond maturing 02/15/26,
   market value of $832,305 (repurchase
   proceeds $814,102)                                     $       814,000             814,000
                                                                              ---------------
TOTAL SHORT-TERM OBLIGATION
   (cost of $814,000)                                                                 814,000
                                                                              ---------------
TOTAL INVESTMENTS--99.7%
   (cost of $51,317,612)(b)                                                        62,025,650
                                                                              ---------------
OTHER ASSETS & LIABILITIES, NET--0.3%                                                 162,280
                                                                              ---------------
NET ASSETS--100.0%                                                            $    62,187,930
                                                                              ===============

NOTES TO INVESTMENT PORTFOLIO:
(a)  Non-income producing security.
(b)  Cost for federal income tax purposes is $51,423,997.

At December 31, 2004, the Fund held investments in the following sectors:

SECTOR (UNAUDITED)                             % OF NET ASSETS
------------------                             ---------------
Information Technology                                30.1%
Health Care                                           21.3
Consumer Discretionary                                16.2
Industrial                                            13.4
Financials                                            11.0
Energy                                                 4.3
Materials                                              1.8
Consumer Staples                                       0.3
Short-Term Obligation                                  1.3
Other Assets & Liabilities, Net                        0.3
                                                     -----
                                                     100.0%
                                                     =====

                 See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS & LIABILITIES

Liberty Small Company Growth Fund, Variable Series / December 31, 2004

ASSETS:
Investments, at cost                                                               $    51,317,612
                                                                                   ---------------
Investments, at value                                                              $    62,025,650
Cash                                                                                         1,636
Receivable for:
   Investments sold                                                                        587,100
   Fund shares sold                                                                            662
   Interest                                                                                     34
   Dividends                                                                                10,120
   Foreign tax reclaim                                                                          49
Expense reimbursement due from Investment Advisor                                            1,042
Deferred Trustees' compensation plan                                                         4,630
Other assets                                                                                    26
                                                                                   ---------------
     TOTAL ASSETS                                                                       62,630,949
                                                                                   ---------------
LIABILITIES:
Payable for:
   Investments purchased                                                                   157,548
   Fund shares repurchased                                                                 201,792
   Investment advisory fee                                                                  26,046
   Administration fee                                                                        7,564
   Transfer agent fee                                                                          625
   Pricing and bookkeeping fees                                                              2,510
   Trustees' fees                                                                               53
   Audit fee                                                                                25,130
   Custody fee                                                                                 702
   Reports to shareholders                                                                   8,902
Deferred Trustees' fees                                                                      4,630
Other liabilities                                                                            7,517
                                                                                   ---------------
     TOTAL LIABILITIES                                                                     443,019
                                                                                   ---------------
NET ASSETS                                                                         $    62,187,930
                                                                                   ===============
COMPOSITION OF NET ASSETS:
Paid-in capital                                                                    $    79,705,785
Accumulated net investment loss                                                             (3,570)
Accumulated net realized loss                                                          (28,222,323)
Net unrealized appreciation on investments                                              10,708,038
                                                                                   ---------------
NET ASSETS                                                                         $    62,187,930
                                                                                   ===============
CLASS A:
Net assets                                                                         $    62,186,854
Shares outstanding                                                                       5,618,249
                                                                                   ===============
Net asset value per share                                                          $         11.07
                                                                                   ===============
CLASS B:
Net assets                                                                         $         1,076
Shares outstanding                                                                              98
                                                                                   ===============
Net asset value per share                                                          $         10.98
                                                                                   ===============

                 See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS

Liberty Small Company Growth Fund, Variable Series

For the Year Ended December 31, 2004

INVESTMENT INCOME:
Dividends                                                                          $       110,934
Interest                                                                                     5,884
                                                                                   ---------------
   Total Investment Income (net of foreign taxes withheld of $414)                         116,818
                                                                                   ---------------
EXPENSES:
Investment advisory fee                                                                    308,889
Administration fee                                                                          92,667
Distribution fee--Class B                                                                        2
Transfer agent fee                                                                           7,500
Pricing and bookkeeping fees                                                                23,212
Trustees' fees                                                                               7,547
Custody fee                                                                                 10,759
Audit fee                                                                                   29,339
Non-recurring costs (See Note 7)                                                             3,183
Other expenses                                                                              24,495
                                                                                   ---------------
   Total Expenses                                                                          507,593
Fees and expenses waived or reimbursed by Investment Advisor                               (12,355)
Non-recurring costs assumed by Investment Advisor (See Note 7)                              (3,183)
Custody earnings credit                                                                        (70)
                                                                                   ---------------
   Net Expenses                                                                            491,985
                                                                                   ---------------
Net Investment Loss                                                                       (375,167)
                                                                                   ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                                                         8,870,268
Net change in unrealized appreciation/depreciation on investments                       (1,981,238)
                                                                                   ---------------
Net Gain                                                                                 6,889,030
                                                                                   ---------------
Net Increase in Net Assets from Operations                                         $     6,513,863
                                                                                   ===============

                 See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

Liberty Small Company Growth Fund, Variable Series

                                                                                        YEAR ENDED DECEMBER 31,
                                                                                   ----------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                                      2004               2003
----------------------------------                                                 ---------------    ---------------
OPERATIONS:
Net investment loss                                                                $      (375,167)   $      (347,020)
Net realized gain on investments                                                         8,870,268          3,318,354
Net change in unrealized appreciation/depreciation on investments                       (1,981,238)        17,840,827
                                                                                   ---------------    ---------------
        Net Increase from Operations                                                     6,513,863         20,812,161
                                                                                   ---------------    ---------------
SHARE TRANSACTIONS:
Class A:
   Subscriptions                                                                         3,275,513          3,883,501
   Proceeds received in connection with merger                                                  --          2,419,589
   Redemptions                                                                         (11,759,160)       (11,890,253)
                                                                                   ---------------    ---------------
        Net Decrease from Share Transactions                                            (8,483,647)        (5,587,163)
                                                                                   ---------------    ---------------
Total Increase (Decrease) in Net Assets                                                 (1,969,784)        15,224,998
NET ASSETS:
Beginning of period                                                                     64,157,714         48,932,716
                                                                                   ---------------    ---------------
End of period (including accumulated net investment loss of $(3,570) and
   $(1,918), respectively                                                          $    62,187,930    $    64,157,714
                                                                                   ===============    ===============
CHANGES IN SHARES:
Class A:
   Subscriptions                                                                           317,740            484,182
   Issued in connection with merger                                                             --            368,840
   Redemptions                                                                          (1,162,714)        (1,497,850)
                                                                                   ---------------    ---------------
        Net Decrease                                                                      (844,974)          (644,828)
                                                                                   ---------------    ---------------

                 See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

Liberty Small Company Growth Fund, Variable Series / December 31, 2004

NOTE 1. ORGANIZATION

Liberty Small Company Growth Fund, Variable Series (the "Fund"), a series of SteinRoe Variable Investment Trust (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   INVESTMENT GOAL--The Fund seeks long-term growth.

   FUND SHARES--The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts ("VA Contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

   USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION--Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

   SECURITY TRANSACTIONS--Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   REPURCHASE AGREEMENTS--The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

   INCOME RECOGNITION--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

   DETERMINATION OF CLASS NET ASSET VALUES--All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

   FEDERAL INCOME TAX STATUS--The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

   DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on ex date. Dividends from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2004, permanent book and tax basis differences resulting primarily from differing treatments for net operating losses were identified and reclassified among the components of the Fund's net assets as follows:

        ACCUMULATED        ACCUMULATED
      NET INVESTMENT       NET REALIZED      PAID-IN
           LOSS                LOSS          CAPITAL
      --------------       ------------     ----------
        $ 373,515               $ --        $ (373,515)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

      UNDISTRIBUTED      UNDISTRIBUTED        NET
         ORDINARY          LONG-TERM       UNREALIZED
          INCOME         CAPITAL GAINS   APPRECIATION*
      -------------      -------------   -------------
           $ --                $ --       $ 10,601,653

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at December 31, 2004, based on cost of investments for federal income tax purposes, was:

     Unrealized appreciation              $ 15,229,851
     Unrealized depreciation                (4,628,198)
                                          ------------
         Net unrealized appreciation      $ 10,601,653
                                          ============

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

     YEAR OF                             CAPITAL LOSS
    EXPIRATION                           CARRYFORWARD
    ----------                           ------------
       2008                              $    184,967
       2009                                17,850,721
       2010                                10,080,251
                                         ------------
                                         $ 28,115,939
                                         ============

Of the capital loss carryforwards attributable to the Fund, $664,392 ($184,967 expiring 12/31/08, $368,693 expiring 12/31/09 and $110,732 expiring 12/31/10)
remain from the Fund's merger with Galaxy VIP Small Company Growth Fund (See
Note 8). Utilization of these losses could be subject to limitations imposed by the Internal Revenue Code.

Capital loss carryforwards of $8,875,669 were utilized during the year ended December 31, 2004 for the Fund.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Fund. Prior to April 1, 2004, Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). Effective April 1, 2004, FleetBoston, including the Fund's investment advisor and distributor, was acquired by Bank of America Corporation ("BOA"). The acquisition did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

   INVESTMENT ADVISORY FEE--Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets as follows:

AVERAGE DAILY NET ASSETS                  ANNUAL FEE RATE
------------------------                  ---------------
First $1 billion                                   0.50%
Next $500 million                                  0.45%
Over $1.5 billion                                  0.40%

   ADMINISTRATION FEE--Columbia provides administrative and other services to the Fund for a monthly administration fee, at the annual rate of 0.15% of the Fund's average daily net assets.

   PRICING AND BOOKKEEPING FEES--Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees received to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund.

For the year ended December 31, 2004, the effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.038%.

   TRANSFER AGENT FEE--Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer Agent receives a monthly fee, at the annual rate of $7,500.

For the year ended December 31, 2004, the Fund's effective transfer agent fee rate was 0.01%.

   DISTRIBUTION FEES--Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. The Fund has adopted a 12b-1 plan which requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

   FEE WAIVERS--Columbia has agreed to reimburse certain fees of the Fund at the annual rate of 0.02% of the Fund's average daily net assets. Columbia contractually agreed to maintain this arrangement until April 13, 2004. Effective April 14, 2004, Columbia voluntarily agreed to continue this arrangement; however, Columbia, at its discretion, may revise or discontinue this arrangement any time.

   CUSTODY CREDITS--The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

   FEES PAID TO OFFICERS AND TRUSTEES--With the exception of one officer, all officers of the Fund are employees of Columbia or its affiliates and receive no compensation from the Fund. Effective August 23, 2004, the Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. The Fund's fee will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

   OTHER--Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended December 31, 2004, the Fund paid $1,384 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $24,945,984 and $34,075,501, respectively.

NOTE 6. OTHER RELATED PARTY TRANSACTIONS

During the year ended December 31, 2004, the Fund used Bank of America Securities, a wholly owned subsidiary of BOA, as a broker. Total commissions paid to Bank of America Securities during the period were $395.

NOTE 7. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

   INDUSTRY FOCUS--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

   LEGAL PROCEEDINGS--On February 9, 2005, Columbia and the Distributor (collectively the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order" and together, the "Settlements"). The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce certain Columbia Funds, Nations Funds and other mutual fund management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Fund's independent trustees and not unacceptable to the staff of the SEC.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order will be available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or Bank of America (and affiliated entities). More than 300 cases (including those filed against entities unaffiliated with the funds, their Boards and/or FleetBoston and its affiliated entities) have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland. Recently, certain Columbia funds and affiliated entities have been named as defendants in several direct and derivative actions under various sections of the Investment Company Act of 1940, as amended, alleging, among other things, that the fees and expenses paid by those funds are excessive.

On January 11, 2005 a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Fund and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Fund and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

The funds and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These proceedings are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the funds.

For the year ended December 31, 2004, Columbia has assumed $3,183 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

NOTE 8. BUSINESS COMBINATIONS AND MERGERS

   FUND MERGERS--On April 14, 2003, the Galaxy VIP Small Company Growth Fund, previously a single class fund of Galaxy VIP Fund, a separate Massachusetts business trust, merged into the Stein Roe Small Company Growth Fund, Variable Series Class A shares. The Stein Roe Small Company Growth Fund, Variable Series received a tax-free transfer of assets from the Galaxy VIP Small Company Growth Fund as follows:

      SHARES            NET ASSETS           UNREALIZED
      ISSUED             RECEIVED          DEPRECIATION(1)
      ------            ----------         ---------------
      368,840           $ 2,419,589           $ 86,415

                      NET ASSETS OF       NET ASSETS OF
    NET ASSETS          GALAXY VIP          STEIN ROE
OF STEIN ROE SMALL    SMALL COMPANY       SMALL COMPANY
  COMPANY GROWTH       GROWTH FUND         GROWTH FUND,
  FUND, VARIABLE       IMMEDIATELY       VARIABLE SERIES
 SERIES PRIOR TO         PRIOR TO       IMMEDIATELY AFTER
   COMBINATION         COMBINATION         COMBINATION
   -----------         -----------         -----------
   $ 44,410,684        $ 2,419,589         $ 46,830,273

(1) Unrealized depreciation is included in the Net Assets Received amount shown above.

Also on April 14, 2003, subsequent to the merger described above, the Stein Roe Small Company Growth Fund, Variable Series was renamed as the Liberty Small Company Growth Fund, Variable Series.

FINANCIAL HIGHLIGHTS

Liberty Small Company Growth Fund, Variable Series--Class B Shares

Selected data for a share outstanding throughout each period is as follows:

                                                                                                                 PERIOD
                                                               YEAR ENDED DECEMBER 31,                            ENDED
                                             -----------------------------------------------------------       DECEMBER 31,
                                                2004             2003             2002            2001           2000 (a)
                                             ---------        ---------        ---------       ---------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD         $    9.85        $    6.82        $    9.03       $   19.05       $      19.39
                                             ---------        ---------        ---------       ---------       ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                          (0.09)           (0.07)           (0.07)          (0.06)             (0.06)
Net realized and unrealized gain (loss) on
   investments                                    1.22             3.10            (2.14)          (2.32)             (0.28)
                                             ---------        ---------        ---------       ---------       ------------
     Total from Investment Operations             1.13             3.03            (2.21)          (2.38)             (0.34)
                                             ---------        ---------        ---------       ---------       ------------
LESS DISTRIBUTIONS DECLARED TO
   SHAREHOLDERS:
From net realized gains                             --               --               --           (7.64)                --
                                             ---------        ---------        ---------       ---------       ------------
NET ASSET VALUE, END OF PERIOD               $   10.98        $    9.85        $    6.82       $    9.03       $      19.05
                                             =========        =========        =========       =========       ============
Total return (c)(d)                              11.47%(e)        44.43%(e)       (24.47)%(e)     (10.38)%(e)         (1.75)%(f)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
   DATA:
Expenses (g)                                      1.05%            1.05%            1.05%           1.07%              1.00%(h)
Net investment loss (g)                          (0.86)%          (0.88)%          (0.82)%         (0.57)%            (0.49)%(h)
Waiver/reimbursement                              0.02%            0.03%            0.02%           0.04%                --
Portfolio turnover rate                             41%             117%             117%            146%               155%
Net assets, end of period (000's)            $       1        $       1        $       1       $       1       $          1

(a) For the period from commencement of operations on June 1, 2000 to December 31, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Total return at net asset value assuming all distributions reinvested.
(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(e) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)  Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of SteinRoe Variable Investment Trust and the Class B Shareholders of Liberty Small Company Growth Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class B financial highlights present fairly, in all material respects, the financial position of Liberty Small Company Growth Fund, Variable Series (the "Fund") (a series of SteinRoe Variable Investment Trust) at December 31, 2004, and the results of its operations, the changes in its net assets and the Class B financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class B financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 17, 2005

PORTFOLIO MANAGER'S DISCUSSION

Stein Roe Growth Stock Fund, Variable Series / December 31, 2004

Stein Roe Growth Stock Fund, Variable Series seeks long-term growth.

Paul Blaustein has managed the fund since he joined Columbia Management Advisors, Inc. in October 2003.

The fund's emphasis on technology reduced performance relative to its benchmark, the Russell 1000 Growth Index, during the 12-month period ended December 31, 2004. The technology companies in the fund's portfolio are high quality businesses and we have confidence in their long-term prospects; however, technology was one of the worst performing market sectors during the year as many investors took profits following the group's strong returns in 2003. Also, in 2004, companies with consistently high returns, whatever business they were in, were not treated well by a stock market that seemed to favor riskier, more speculative companies.

A SLOW START FOLLOWED BY A RECOVERY IN STOCK PRICES
After a strong performance in 2003, the stock market got off to a slow start in 2004 as investors focused on new job figures, interest rates and an uncertain geopolitical situation. Meanwhile, energy prices rose sharply during the period, leaving Americans with less money to spend. In the latter months of the year, however, stocks began to recover as corporate profits continued to grow, and it appeared that the Federal Reserve Board's moves to increase short-term interest rates were unlikely to slow the economy significantly.

TECHNOLOGY STOCKS DID NOT REFLECT POSITIVE OUTLOOK
The fund's heavy exposure to technology was based on our belief that increased corporate spending would result in gains by semiconductor and semiconductor capital equipment companies. The fund has several holdings in these industries, including Xilinx, Applied Materials and Novellus Systems (2.8%, 2.2% and 2.0% of net assets, respectively). During the first two-thirds of the year, sales of semiconductors exceeded consumption by end users. In the final third of the year, semiconductor orders declined despite sustained end market demand for electronic equipment. Investors reacted negatively to the resulting sale and order volatility and anticipated weakness in demand. We continue to believe that corporate and consumer demand for electronic products is likely to grow. As the economy enters the later stages of the cycle, we think that growth will be harder to find and that high quality technology stocks have the potential to outperform. As a result, we are maintaining our focus on this market sector.

We sold two technology positions during the period. We eliminated our Intel holdings because we believe the company's future growth prospects are likely to be constrained by its dependence on the personal computer business. We prefer other semiconductor companies that are exposed to a broader range of markets with a higher growth potential. We also sold Veritas Software after the company failed to meet investors' earnings expectations and disclosed some questionable accounting practices. Following our sale, the stock fell substantially due to another round of missed expectations, as well as the restatement of three prior years of earnings.

ENERGY AND CONSUMER STAPLES GAINED WHILE MEDIA LAGGED
The fund's one energy stock, Schlumberger (3.6% of net assets), an oil well services and equipment company, benefited from higher oil prices and made a positive contribution to performance. A number of the fund's consumer staples holdings also made positive contributions. The best performer in this group was Costco Wholesale (4.1% of net assets), which had better same-stores sales growth than its competitors and, after several years of rising expenses, saw sales grow faster than expenses. On the other hand, the fund's media and entertainment holdings, including Viacom, Comcast and News Corp. (2.7%, 3.0% and 1.6% of net assets, respectively) underperformed the market. For these companies, the recovery in corporate profits was not reflected in increased advertising.

ECONOMIC ENVIRONMENT EXPECTED TO SUPPORT STOCKS
Although stock performance was mixed in 2004, we are optimistic about the coming year. In our view, the current recovery is part of a relatively long economic cycle. Inflation is still relatively low, liquidity available for investment is ample and corporate profits are strong. We believe this is a positive environment for the rapidly growing, high quality, competitive companies that make up the fund's portfolio.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence.

An investment in the Stein Roe Growth Stock Fund, Variable Series offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business developments. The fund may also invest up to 25% of its assets in foreign stocks. There are also specific risks involved when investing in foreign stocks, such as currency exchange rate fluctuations, economic change, instability of emerging countries and political developments.

Holdings are disclosed as of December 31, 2004, and are subject to change.

PERFORMANCE INFORMATION

Stein Roe Growth Stock Fund, Variable Series / December 31, 2004

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004 (%)

                                     1-YEAR     5-YEAR     10-YEAR
------------------------------------------------------------------
Class B (6/1/00)                      -2.15     -10.83        8.11
Russell 1000 Growth Index              6.30      -9.29        9.59

Inception date of share class is in parentheses.

[CHART]

VALUE OF A $10,000 INVESTMENT, 1/1/95(1) - 12/31/04

Class B: $21,814

              CLASS B SHARES     RUSSELL 1000 GROWTH INDEX
  1/1/1995    $       10,000     $                  10,000
 3/31/1995    $       10,729     $                  10,952
 6/30/1995    $       11,800     $                  12,029
 9/30/1995    $       12,987     $                  13,121
12/31/1995    $       13,773     $                  13,718
 3/31/1996    $       14,414     $                  14,454
 6/30/1996    $       15,400     $                  15,374
 9/30/1996    $       15,867     $                  15,927
12/31/1996    $       16,701     $                  16,889
 3/31/1997    $       16,613     $                  16,980
 6/30/1997    $       19,970     $                  20,191
 9/30/1997    $       21,145     $                  21,710
12/31/1997    $       22,092     $                  22,040
 3/31/1998    $       24,655     $                  25,379
 6/30/1998    $       26,220     $                  26,531
 9/30/1998    $       22,350     $                  24,122
12/31/1998    $       28,257     $                  30,572
 3/31/1999    $       31,521     $                  32,517
 6/30/1999    $       32,482     $                  33,768
 9/30/1999    $       30,745     $                  32,533
12/31/1999    $       38,692     $                  40,711
 3/31/2000    $       44,480     $                  43,614
 6/30/2000    $       42,452     $                  42,436
 9/30/2000    $       41,064     $                  40,153
12/31/2000    $       33,989     $                  31,581
 3/31/2001    $       28,149     $                  24,980
 6/30/2001    $       28,912     $                  27,084
 9/30/2001    $       23,107     $                  21,827
12/31/2001    $       25,561     $                  25,131
 3/31/2002    $       24,569     $                  24,480
 6/30/2002    $       20,820     $                  19,910
 9/30/2002    $       17,024     $                  16,913
12/31/2002    $       17,824     $                  18,123
 3/31/2003    $       17,322     $                  17,929
 6/30/2003    $       19,745     $                  20,494
 9/30/2003    $       20,114     $                  21,296
12/31/2003    $       22,289     $                  23,513
 3/31/2004    $       21,589     $                  23,698
 6/30/2004    $       21,792     $                  24,158
 9/30/2004    $       20,151     $                  22,895
12/31/2004    $       21,814     $                  24,994

NET ASSET VALUE PER SHARE ($)      12/31/03   12/31/04
------------------------------------------------------
Class B                               24.19      23.67

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT YOUR INSURANCE COMPANY.

PERFORMANCE NUMBERS REFLECT ALL FUND EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNTS. IF PERFORMANCE INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, IT WOULD BE LOWER.

Total return performance includes changes in share price and reinvestment of all distributions. The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Class B shares (newer class shares) performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares. If differences in expenses were reflected, the returns for the periods prior to the inception of the new class of shares would be lower.

(1) Inception date of class A shares (oldest existing share class) is January 1, 1989.

UNDERSTANDING YOUR EXPENSES

Stein Roe Growth Stock Fund, Variable Series / December 31, 2004

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also continuing costs, which generally include investment advisory, Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the continuing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES
To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the reporting period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the actual expense ratio. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES
To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6

2. In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

                             ACCOUNT VALUE AT THE        ACCOUNT VALUE AT THE        EXPENSES PAID         FUND'S ANNUALIZED
07/01/04 - 12/31/04       BEGINNING OF THE PERIOD ($)    END OF THE PERIOD ($)    DURING THE PERIOD ($)    EXPENSE RATIO (%)
----------------------------------------------------------------------------------------------------------------------------
                            ACTUAL     HYPOTHETICAL      ACTUAL    HYPOTHETICAL   ACTUAL  HYPOTHETICAL
----------------------------------------------------------------------------------------------------------------------------
Class B                    1,000.00      1,000.00       1,000.80     1,020.36      4.78       4.82                  0.95

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the distributor not waived/reimbursed a portion of expenses, account values at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts. The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

COMPARE WITH OTHER FUNDS
Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

INVESTMENT PORTFOLIO

Stein Roe Growth Stock Fund, Variable Series / December 31, 2004

                                                              SHARES            VALUE
                                                          ---------------   ---------------
COMMON STOCKS--99.9%
CONSUMER DISCRETIONARY--13.5%
MEDIA--11.8%
Comcast Corp., Class A (a)                                        114,100   $     3,797,248
Liberty Media Corp., Class A (a)                                  182,700         2,006,046
Liberty Media International, Inc.,
   Class A (a)                                                     11,024           509,640
News Corp., Class B                                               106,600         2,046,720
Time Warner, Inc. (a)                                             165,200         3,211,488
Viacom Inc., Class B                                               96,100         3,497,079
                                                                            ---------------
                                                                                 15,068,221
                                                                            ---------------

SPECIALTY RETAIL--1.7%
Home Depot, Inc.                                                   51,300         2,192,562
                                                                            ---------------

CONSUMER STAPLES--13.4%
FOOD & STAPLES RETAILING--7.7%
Costco Wholesale Corp.                                            109,200         5,286,372
Wal-Mart Stores, Inc.                                              86,600         4,574,212
                                                                            ---------------
                                                                                  9,860,584
                                                                            ---------------

HOUSEHOLD PRODUCTS--5.7%
Colgate-Palmolive Co.                                              74,000         3,785,840
Procter & Gamble Co.                                               64,900         3,574,692
                                                                            ---------------
                                                                                  7,360,532
                                                                            ---------------

ENERGY--3.6%
ENERGY EQUIPMENT & SERVICES--3.6%
Schlumberger Ltd.                                                  68,800         4,606,160
                                                                            ---------------

FINANCIALS--8.1%
CAPITAL MARKETS--1.5%
Merrill Lynch & Co., Inc.                                          32,400         1,936,548
                                                                            ---------------

COMMERCIAL BANKS--3.4%
Wells Fargo & Co.                                                  68,900         4,282,135
                                                                            ---------------

INSURANCE--3.2%
American International Group, Inc.                                 62,900         4,130,643
                                                                            ---------------

HEALTH CARE--21.2%
BIOTECHNOLOGY--3.2%
Amgen, Inc. (a)                                                    62,500         4,009,375
                                                                            ---------------

HEALTH CARE EQUIPMENT & SUPPLIES--4.3%
Medtronic, Inc.                                                   111,600         5,543,172
                                                                            ---------------

HEALTH CARE PROVIDERS & SERVICES--2.9%
Cardinal Health, Inc.                                              64,400         3,744,860
                                                                            ---------------

PHARMACEUTICALS--10.8%
Johnson & Johnson                                                  77,000         4,883,340
Novartis AG, ADR                                                  100,300         5,069,162
Pfizer, Inc.                                                      144,200         3,877,538
                                                                            ---------------
                                                                                 13,830,040
                                                                            ---------------

INDUSTRIAL--4.6%
INDUSTRIAL CONGLOMERATES--4.6%
General Electric Co.                                              161,300   $     5,887,450
                                                                            ---------------

INFORMATION TECHNOLOGY--35.5%
COMMUNICATIONS EQUIPMENT--3.2%
Cisco Systems, Inc. (a)                                           213,600         4,122,480
                                                                            ---------------

COMPUTERS & PERIPHERALS--3.5%
Dell, Inc. (a)                                                    105,400         4,441,556
                                                                            ---------------

IT SERVICES--1.8%
Paychex, Inc.                                                      66,400         2,262,912
                                                                            ---------------

SEMICONDUCTORS & SEMICONDUCTOR
   EQUIPMENT--20.1%
Altera Corp. (a)                                                  189,600         3,924,720
Analog Devices, Inc.                                               57,000         2,104,440
Applied Materials, Inc. (a)                                       164,200         2,807,820
ASML Holding NV, N.Y
   Registered Shares (a)                                          221,000         3,516,110
Marvell Technology Group Ltd. (a)                                  56,000         1,986,320
Maxim Integrated Products, Inc.                                    83,400         3,535,326
Microchip Technology, Inc.                                         64,300         1,714,238
Novellus Systems, Inc. (a)                                         92,700         2,585,403
Xilinx, Inc.                                                      121,700         3,608,405
                                                                            ---------------
                                                                                 25,782,782
                                                                            ---------------

SOFTWARE--6.9%
Microsoft Corp.                                                   243,900         6,514,569
SAP AG, ADR                                                        52,500         2,321,025
                                                                            ---------------
                                                                                  8,835,594
                                                                            ---------------

TOTAL COMMON STOCKS
   (cost of $120,738,129)                                                       127,897,606
                                                                            ---------------

                                                                PAR
                                                          ---------------
SHORT-TERM OBLIGATION--0.3%
Repurchase agreement with State
   Street Bank & Trust Co., dated
   12/31/04, due 01/03/05 at 1.500%,
   collateralized by a U.S. Treasury
   Bond maturing 02/15/26, market
   value of $360,860 (repurchase
   proceeds $349,044)                                     $       349,000           349,000
                                                                             --------------
TOTAL SHORT-TERM OBLIGATION
   (cost of $349,000)                                                               349,000
                                                                             --------------
TOTAL INVESTMENTS--100.2%
   (cost of $121,087,129) (b)                                                   128,246,606
                                                                             --------------
OTHER ASSETS & LIABILITIES, NET--(0.2)%                                            (306,850)
                                                                             --------------
NET ASSETS--100.0%                                                           $  127,939,756
                                                                             ==============

                 See Accompanying Notes to Financial Statements.

NOTES TO INVESTMENT PORTFOLIO:
(a)  Non-income producing security.
(b)  Cost for federal income tax purposes is $121,284,733.

At December 31, 2004, the Fund held investments in the following sectors:

SECTOR (UNAUDITED)                                        % OF NET ASSETS
------------------                                        ---------------
Information Technology                                          35.5%
Health Care                                                     21.2
Consumer Discretionary                                          13.5
Consumer Staples                                                13.4
Financials                                                       8.1
Industrial                                                       4.6
Energy                                                           3.6
Short-Term Obligation                                            0.3
Other Assets & Liabilities, Net                                 (0.2)
                                                               -----
                                                               100.0%
                                                               =====

           ACRONYM                NAME
          ----------   ----------------------------
             ADR       American Depositary Receipt

                 See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS & LIABILITIES

Stein Roe Growth Stock Fund, Variable Series / December 31, 2004

ASSETS:
Investments, at cost                                                               $   121,087,129
                                                                                   ---------------
Investments, at value                                                              $   128,246,606
Cash                                                                                           820
Receivable for:
   Interest                                                                                     15
   Dividends                                                                                68,566
Deferred Trustees' compensation plan                                                         5,602
                                                                                   ---------------
     TOTAL ASSETS                                                                      128,321,609
                                                                                   ---------------

LIABILITIES:
Expense reimbursement due to the Distributor                                                   430
Payable for:
   Fund shares repurchased                                                                 241,350
   Investment advisory fee                                                                  57,755
   Administration fee                                                                       16,594
   Transfer agent fee                                                                          625
   Pricing and bookkeeping fees                                                              3,671
   Trustees' fees                                                                               93
   Audit fee                                                                                26,380
   Custody fee                                                                               1,166
   Distribution fee--Class B                                                                 4,811
Deferred Trustees' fees                                                                      5,602
Other liabilities                                                                           23,376
                                                                                   ---------------
     TOTAL LIABILITIES                                                                     381,853
                                                                                   ---------------
NET ASSETS                                                                         $   127,939,756
                                                                                   ===============

COMPOSITION OF NET ASSETS:
Paid-in capital                                                                    $   184,760,490
Undistributed net investment income                                                        845,575
Accumulated net realized loss                                                          (64,825,786)
Net unrealized appreciation on investments                                               7,159,477
                                                                                   ---------------
NET ASSETS                                                                         $   127,939,756
                                                                                   ===============

CLASS A:
Net assets                                                                         $   106,224,691
Shares outstanding                                                                       4,468,999
                                                                                   ===============
Net asset value per share                                                          $         23.77
                                                                                   ===============

CLASS B:
Net assets                                                                         $    21,715,065
Shares outstanding                                                                         917,565
                                                                                   ===============
Net asset value per share                                                          $         23.67
                                                                                   ===============

                 See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS

Stein Roe Growth Stock Fund, Variable Series
For the Year Ended December 31, 2004

INVESTMENT INCOME:
Dividends                                                                          $     1,913,277
Interest                                                                                    10,543
                                                                                   ---------------
   Total Investment Income (net of foreign taxes withheld of $16,427)                    1,923,820
                                                                                   ---------------

EXPENSES:
Investment advisory fee                                                                    695,954
Administration fee                                                                         208,936
Distribution fee--Class B                                                                   59,029
Transfer agent fee                                                                           7,500
Pricing and bookkeeping fees                                                                41,477
Trustees' fees                                                                               9,028
Custody fee                                                                                  9,213
Non-recurring costs (See Note 6)                                                             7,201
Other expenses                                                                              52,138
                                                                                   ---------------
   Total Expenses                                                                        1,090,476
Fees reimbursed by the Distributor--Class B                                                 (8,224)
Non-recurring costs assumed by Investment Advisor (See Note 6)                              (7,201)
Custody earnings credit                                                                        (86)
                                                                                   ---------------
   Net Expenses                                                                          1,074,965
                                                                                   ---------------
Net Investment Income                                                                      848,855
                                                                                   ---------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                                                         1,963,800
Net change in unrealized appreciation/depreciation on investments                       (6,711,341)
                                                                                   ---------------
Net Loss                                                                                (4,747,541)
                                                                                   ---------------
Net Decrease in Net Assets from Operations                                         $    (3,898,686)
                                                                                   ===============

                 See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

Stein Roe Growth Stock Fund, Variable Series

                                                                YEAR ENDED DECEMBER 31,
                                                          ----------------------------------
INCREASE (DECREASE) IN NET ASSETS:                              2004              2003
----------------------------------                        ---------------    ---------------
OPERATIONS:
Net investment income                                     $       848,855    $       194,171
Net realized gain (loss) on investments                         1,963,800         (9,818,581)
Net change in unrealized appreciation/depreciation on
   investments                                                 (6,711,341)        42,042,532
                                                          ---------------    ---------------
        Net Increase (Decrease) from Operations                (3,898,686)        32,418,122
                                                          ---------------    ---------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
   Class A                                                       (188,595)          (506,499)
   Class B                                                             --            (55,280)
                                                          ---------------    ---------------
        Total Distributions Declared to Shareholders             (188,595)          (561,779)
                                                          ---------------    ---------------

SHARE TRANSACTIONS:
Class A:
   Subscriptions                                                3,299,769          3,816,103
   Distributions reinvested                                       188,595            506,499
   Redemptions                                                (23,714,994)       (24,305,714)
                                                          ---------------    ---------------
        Net Decrease                                          (20,226,630)       (19,983,112)
                                                          ---------------    ---------------

Class B:
   Subscriptions                                                1,409,109          2,725,601
   Distributions reinvested                                            --             55,280
   Redemptions                                                 (4,685,626)        (4,181,212)
                                                          ---------------    ---------------
        Net Decrease                                           (3,276,517)        (1,400,331)
                                                          ---------------    ---------------
Net Decrease from Share Transactions                          (23,503,147)       (21,383,443)
                                                          ---------------    ---------------
Total Increase (Decrease) in Net Assets                       (27,590,428)        10,472,900

NET ASSETS:
Beginning of period                                           155,530,184        145,057,284
                                                          ---------------    ---------------
End of period (including undistributed net investment
   income of $845,575 and $185,315, respectively)         $   127,939,756    $   155,530,184
                                                          ===============    ===============

CHANGES IN SHARES:
Class A:
   Subscriptions                                                  141,708            175,052
   Issued for distributions reinvested                              7,995             28,632
   Redemptions                                                 (1,027,469)        (1,172,892)
                                                          ---------------    ---------------
        Net Decrease                                             (877,766)          (969,208)
                                                          ---------------    ---------------

Class B:
   Subscriptions                                                   59,599            125,961
   Issued for distributions reinvested                                 --              3,130
   Redemptions                                                   (205,838)          (201,282)
                                                          ---------------    ---------------
        Net Decrease                                             (146,239)           (72,191)
                                                          ---------------    ---------------

                 See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

Stein Roe Growth Stock Fund, Variable Series / December 31, 2004

NOTE 1. ORGANIZATION

Stein Roe Growth Stock Fund, Variable Series (the "Fund"), a series of SteinRoe Variable Investment Trust (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   INVESTMENT GOAL--The Fund seeks long-term growth.

   FUND SHARES--The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts ("VA Contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

   USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION--Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

   SECURITY TRANSACTIONS--Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   REPURCHASE AGREEMENTS--The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

   INCOME RECOGNITION--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date. Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

   DETERMINATION OF CLASS NET ASSET VALUES--All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

   FEDERAL INCOME TAX STATUS--The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

   DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on ex date. Dividends from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

The tax character of distributions paid during the years ended December 31, 2004 and December 31, 2003 was as follows:

                              DECEMBER 31,    DECEMBER 31,
                                  2004            2003
                              ------------    ------------
Distributions paid from:

     Ordinary income          $    188,595    $    561,779
     Long-term capital gains            --              --

As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

     UNDISTRIBUTED     UNDISTRIBUTED
        ORDINARY         LONG-TERM      NET UNREALIZED
         INCOME        CAPITAL GAINS     APPRECIATION*
     -------------    --------------    --------------
     $     850,663    $           --    $    6,961,873

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at December 31, 2004, based on cost of investments for federal income tax purposes, was:

     Unrealized appreciation            $   17,664,971
     Unrealized depreciation               (10,703,098)
                                        --------------
       Net unrealized appreciation      $    6,961,873
                                        ==============

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

      YEAR OF                            CAPITAL LOSS
     EXPIRATION                          CARRYFORWARD
     ----------                         --------------
       2009                             $   26,462,157
       2010                                 28,364,195
       2011                                  9,801,830
                                        --------------
                                        $   64,628,182
                                        ==============

Capital loss carryforwards of $1,972,454 were utilized during the year ended December 31, 2004 for the Fund.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Fund. Prior to April 1, 2004, Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). Effective April 1, 2004, FleetBoston, including the Fund's investment advisor and distributor, was acquired by Bank of America Corporation ("BOA"). The acquisition did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

   INVESTMENT ADVISORY FEE--Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets as follows:

AVERAGE DAILY NET ASSETS                  ANNUAL FEE RATE
------------------------                  ---------------
First $1 billion                               0.50%
Over $1 billion                                0.45%

   ADMINISTRATION FEE--Columbia provides administrative and other services to the Fund for a monthly administration fee, at the annual rate of 0.15% of the Fund's average daily net assets.

   PRICING AND BOOKKEEPING FEES--Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees received to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund.

For the year ended December 31, 2004, the effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.030%.

   TRANSFER AGENT FEE--Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer Agent receives a monthly fee, at the annual rate of $7,500.

For the year ended December 31, 2004, the Fund's effective transfer agent fee rate was 0.01%.

   DISTRIBUTION FEES--Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. The Fund has adopted a 12b-1 plan which requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

   FEE WAIVERS--Columbia has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) would not exceed 0.80% annually of the Fund's average daily net assets. In addition, the Distributor has voluntarily agreed to reimburse the Fund's Class B distribution fee in excess of 0.15% when the total operating expenses of the Fund applicable to Class B shares, including distribution fees, are in excess of 0.95% annually of the Class B average daily net assets. Columbia or the Distributor, at their discretion, may revise or discontinue these arrangements any time.

   CUSTODY CREDITS--The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

   FEES PAID TO OFFICERS AND TRUSTEES--With the exception of one officer, all officers of the Fund are employees of Columbia or its affiliates and receive no compensation from the Fund. Effective August 23, 2004, the Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. The Fund's fee will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

   OTHER--Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended December 31, 2004, the Fund paid $1,525 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $5,848,429 and $24,984,687, respectively.

NOTE 6. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

   FOREIGN SECURITIES--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

   INDUSTRY FOCUS--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

   LEGAL PROCEEDINGS--On February 9, 2005, Columbia and the Distributor (collectively the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order" and together, the "Settlements"). The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce certain Columbia Funds, Nations Funds and other mutual fund management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Fund's independent trustees and not unacceptable to the staff of the SEC.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order will be available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or Bank of America (and affiliated entities). More than 300 cases (including those filed against entities unaffiliated with the funds, their Boards and/or FleetBoston and its affiliated entities) have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland. Recently, certain Columbia funds and affiliated entities have been named as defendants in several direct and derivative actions under various sections of the Investment Company Act of 1940, as amended, alleging, among other things, that the fees and expenses paid by those funds are excessive.

On January 11, 2005 a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Fund and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Fund and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

The funds and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These proceedings are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the funds.

For the year ended December 31, 2004, Columbia has assumed $7,201 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

NOTE 7. PROPOSED REORGANIZATION

On February 9, 2005, the Board of Trustees approved a proposal to change the name of the Fund to Columbia Large Cap Growth Fund, Variable Series. The effective date of the name change is expected to be February 25, 2005.

FINANCIAL HIGHLIGHTS

Stein Roe Growth Stock Fund, Variable Series--Class B Shares

Selected data for a share outstanding throughout each period is as follows:

                                                                                                                      PERIOD
                                                                    YEAR ENDED DECEMBER 31,                           ENDED
                                                  -----------------------------------------------------------      DECEMBER 31,
                                                     2004            2003            2002             2001           2000 (a)
                                                  ----------      ----------      ----------       ----------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD              $    24.19      $    19.40      $    27.82       $    44.59      $      50.85
                                                  ----------      ----------      ----------       ----------      ------------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (b)                        0.10(c)        (0.01)           0.03            (0.02)            (0.12)
Net realized and unrealized gain (loss) on
   investments                                         (0.62)           4.85           (8.45)          (10.27)            (6.14)
                                                  ----------      ----------      ----------       ----------      ------------
     Total from Investment Operations                  (0.52)           4.84           (8.42)          (10.29)            (6.26)
                                                  ----------      ----------      ----------       ----------      ------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                --           (0.05)             --               --(d)             --
From net realized gains                                   --              --              --            (6.48)               --
                                                  ----------      ----------      ----------       ----------      ------------
     Total Distributions Declared to
       Shareholders                                       --           (0.05)             --            (6.48)               --
                                                  ----------      ----------      ----------       ----------      ------------
NET ASSET VALUE, END OF PERIOD                    $    23.67      $    24.19      $    19.40       $    27.82      $      44.59
                                                  ==========      ==========      ==========       ==========      ============
Total return (e)(f)                                    (2.15)%(g)      25.05%(g)      (30.27)%(g)      (24.80)%(g)       (12.31)%(h)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                            0.95%           0.95%           0.95%            0.95%             0.95%(j)
Net investment income (loss) (i)                        0.43%          (0.03)%          0.14%           (0.06)%           (0.43)%(j)
Waiver/reimbursement                                    0.03%           0.06%           0.07%            0.06%               --
Portfolio turnover rate                                    4%            138%             68%              57%               65%
Net assets, end of period (000's)                 $   21,715      $   25,730      $   22,042       $   32,830      $     20,059

(a) For the period from commencement of operations on June 1, 2000 to December 31, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Net investment income per share reflects a special dividend which amounted to $0.15 per share.
(d)  Rounds to less than $0.01 per share.
(e)  Total return at net asset value assuming all distributions reinvested.
(f) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would have been reduced.
(g) Had the Investment Advisor and/or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(h)  Not annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)  Annualized.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of SteinRoe Variable Investment Trust and the Class B Shareholders of Stein Roe Growth Stock Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class B financial highlights present fairly, in all material respects, the financial position of Stein Roe Growth Stock Fund, Variable Series (the "Fund") (a series of SteinRoe Variable Investment Trust) at December 31, 2004, and the results of its operations, the changes in its net assets, and the Class B financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class B financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 17, 2005

UNAUDITED INFORMATION

Stein Roe Growth Stock Fund, Variable Series

FEDERAL INCOME TAX INFORMATION

100% of the ordinary income distributed by the Fund for the year ended December 31, 2004, qualifies for the corporate dividends received deduction.

TRUSTEES AND OFFICERS

Stein Roe Variable Investment Trust

The Trustees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

NAME, ADDRESS AND AGE, POSITION WITH FUNDS,      PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN COLUMBIA
YEAR FIRST ELECTED OR APPOINTED TO OFFICE(1)     FUNDS COMPLEX OVERSEEN BY TRUSTEE/DIRECTOR, OTHER DIRECTORSHIPS HELD
DISINTERESTED TRUSTEES

DOUGLAS A. HACKER (age 49)                       Executive Vice President-Strategy of United Airlines (airline) since December
P.O. Box 66100                                   2002 (formerly President of UAL Loyalty Services (airline) from September 2001
Chicago, IL 60666                                to December 2002; Executive Vice President and Chief Financial Officer of United
Trustee (since 1996)                             Airlines from March 1999 to September 2001; Senior Vice President-Finance from
                                                 March 1993 to July 1999). Oversees 104, None

JANET LANGFORD KELLY (age 47)                    Adjunct Professor of Law, Northwestern University, since September 2004; Private
9534 W. Gull Lake Drive                          Investor since March 2004 (formerly Chief Administrative Officer and Senior Vice
Richland, MI 49083-8530                          President, Kmart Holding Corporation (consumer goods), from September 2003 to March
Trustee (since 1996)                             2004; Executive Vice President-Corporate Development and Administration, General
                                                 Counsel and Secretary, Kellogg Company (food manufacturer), from September 1999 to
                                                 August 2003; Senior Vice President, Secretary and General Counsel, Sara Lee
                                                 Corporation (branded, packaged, consumer-products manufacturer) from January 1995 to September 1999). Oversees 104, None

RICHARD W. LOWRY (age 68)                        Private Investor since August 1987 (formerly Chairman and Chief Executive Officer,
10701 Charleston Drive                           U.S. Plywood Corporation (building products manufacturer)). Oversees 106(3), None
Vero Beach, FL 32963
Trustee (since 1995)

CHARLES R. NELSON (age 62)                       Professor of Economics, University of Washington, since January 1976; Ford and
Department of Economics                          Louisa Van Voorhis Professor of Political Economy, University of Washington, since
University of Washington                         September 1993 (formerly Director, Institute for Economic Research, University of
Seattle, WA 98195                                Washington from September 2001 to June 2003) Adjunct Professor of Statistics,
Trustee (since 1981)                             University of Washington, since September 1980; Associate Editor, Journal of Money
                                                 Credit and Banking, since September 1993; consultant on econometric and statistical matters. Oversees 104, None

JOHN J. NEUHAUSER (age 61)                       Academic Vice President and Dean of Faculties since August 1999, Boston College
84 College Road                                  (formerly Dean, Boston College School of Management from September 1977 to
Chestnut Hill, MA 02467-3838                     September 1999). Oversees 107(3),(4), Saucony, Inc. (athletic footwear)
Trustee (since 1985)

PATRICK J. SIMPSON (age 60)                      Partner, Perkins Coie LLP (law firm). Oversees 104, None
1120 N.W. Couch Street
Tenth Floor
Portland, OR 97209-4128
Trustee (since 2000)

NAME, ADDRESS AND AGE, POSITION WITH FUNDS,      PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN COLUMBIA
YEAR FIRST ELECTED OR APPOINTED TO OFFICE(1)     FUNDS COMPLEX OVERSEEN BY TRUSTEE/DIRECTOR, OTHER DIRECTORSHIPS HELD
DISINTERESTED TRUSTEES

THOMAS E. STITZEL (age 68)                       Business Consultant since 1999 (formerly Professor of Finance from 1975 to 1999,
2208 Tawny Woods Place                           College of Business, Boise State University); Chartered Financial Analyst. Oversees
Boise, ID 83706                                  104, None.
Trustee (since 1998)

THOMAS C. THEOBALD (age 67)                      Partner and Senior Advisor, Chicago Growth Partners (private equity investing)
303 W. Madison                                   since September 2004 (formerly Managing Director, William Blair Capital Partners
Suite 2500                                       (private equity investing) from September 1994 to September 2004). Oversees 104,
Chicago, IL 60606                                Anixter International (network support equipment distributor); Ventas, Inc. (real
Trustee and Chairman of the Board(5)             estate investment trust); Jones Lang LaSalle (real estate management services) and
(since 1996)                                     Ambac Financial Group (financial guaranty insurance)

ANNE-LEE VERVILLE (age 59)                       Retired since 1997 (formerly General Manager, Global Education Industry, IBM
359 Stickney Hill Road                           Corporation (computer and technology) from 1994 to 1997). Oversees 105(4), Chairman
Hopkinton, NH 03229                              of the Board of Directors, Enesco Group, Inc. (designer, importer and distributor
Trustee (since 1998)                             of giftware and collectibles)

RICHARD L. WOOLWORTH (age 63)                    Retired since December 2003 (formerly Chairman and Chief Executive Officer, The
100 S.W. Market Street #1500                     Regence Group (regional health insurer); Chairman and Chief Executive Officer,
Portland, OR 97207                               BlueCross BlueShield of Oregon; Certified Public Accountant, Arthur Young &
Trustee (since 1991)                             Company). Oversees 104, Northwest Natural Gas Co. (natural gas service provider)

INTERESTED TRUSTEE

WILLIAM E. MAYER(2) (age 64)                     Partner, Park Avenue Equity Partners (private equity) since February 1999 (formerly
399 Park Avenue                                  Partner, Development Capital LLC from November 1996 to February 1999). Oversees
Suite 3204                                       106(3), Lee Enterprises (print media), WR Hambrecht + Co. (financial service
New York, NY 10022                               provider); First Health (healthcare); Reader's Digest (publishing); OPENFIELD
Trustee (since 1994)                             Solutions (retail industry technology provider)

(1) In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.
(2) Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.
(3) Messrs. Lowry, Neuhauser and Mayer also serve as directors/trustees of the Liberty All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.
(4) Mr. Neuhauser and Ms. Verville also serve as disinterested directors of Columbia Management Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.
(5) Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without change, upon request by calling 800-426-3750.

NAME, ADDRESS AND AGE, POSITION WITH COLUMBIA FUNDS,
YEAR FIRST ELECTED OR APPOINTED TO OFFICE               PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
OFFICERS

CHRISTOPHER L. WILSON (age 47)                          Head of Mutual Funds of the Advisor since August 2004; President of the
One Financial Center                                    Columbia Funds since October 2004 (formerly President and Chief Executive
Boston, MA 02111                                        Officer, CDC IXIS Asset Management Services, Inc. from September 1998 to
President (since 2004)                                  August 2004).

J. KEVIN CONNAUGHTON (age 40)                           Treasurer of the Columbia Funds and of the Liberty All-Star Funds since
One Financial Center                                    December 2000; Vice President of the Advisor since April 2003 (formerly
Boston, MA 02111                                        President of the Columbia Funds from February 2004 to October 2004; Chief
Treasurer (since 2000)                                  Accounting Officer and Controller of the Liberty Funds and of the Liberty
                                                        All-Star Funds from February 1998 to October 2000); Treasurer of the Galaxy
                                                        Funds since September 2002; (formerly Treasurer from December 2002 to
                                                        December 2004 and President from February 2004 to December 2004 of Columbia
                                                        Management Multi-Strategy Hedge Fund, LLC; Vice President of Colonial
                                                        Management Associates, Inc. from February 1998 to October 2000).

MARY JOAN HOENE (age 55)                                Senior Vice President and Chief Compliance Officer of the Columbia Funds,
40 West 57th Street                                     the Galaxy Fund, Nations Funds and of the Liberty All-Star Funds since
New York, NY 10019                                      August 2004 and the BACAP Registered Hedge Fund since October 2004
Senior Vice President and Chief Compliance              (formerly Partner, Carter, Ledyard & Milburn LLP from January 2001 to
Officer (since 2004)                                    August 2004; Counsel, Carter, Ledyard & Milburn LLP from November 1999 to
                                                        December 2000; Vice President and Counsel, Equitable Life Assurance Society
                                                        of the United States from April 1998 to November 1999).

MICHAEL G. CLARKE (age 34)                              Chief Accounting Officer of the Columbia Funds and of the Liberty All-Star
One Financial Center                                    Funds since October 2004 (formerly Controller of the Columbia Funds and of
Boston, MA 02111                                        the Liberty All-Star Funds from May 2004 to October 2004; Assistant
Chief Accounting Officer (since 2004)                   Treasurer from June, 2002 to May 2004; Vice President, Product Strategy &
                                                        Development of the Liberty Funds Group from February 2001 to June 2002;
                                                        Assistant Treasurer of the Liberty Funds and of the Liberty All-Star Funds
                                                        from August 1999 to February 2001; Audit Manager, Deloitte & Touche LLP
                                                        from May 1997 to August 1999).

JEFFREY R. COLEMAN (age 35)                             Controller of the Columbia Funds and of the Liberty All-Star Funds since
One Financial Center                                    October 2004 (formerly Vice President of CDC IXIS Asset Management
Boston, MA 02111                                        Services, Inc. and Deputy Treasurer of the CDC Nvest Funds and Loomis
Controller (since 2004)                                 Sayles Funds from February 2003 to September 2004; Assistant Vice President
                                                        of CDC IXIS Asset Management Services, Inc. and Assistant Treasurer of the
                                                        CDC Nvest Funds from August 2000 to February 2003; Tax Manager of PFPC Inc.
                                                        from November 1996 to August 2000).

R. SCOTT HENDERSON (age 45)                             Secretary of the Columbia Funds since December 2004 (formerly Of Counsel,
One Financial Center                                    Bingham McCutchen from April 2001 to September 2004; Executive Director and
Boston, MA 02111                                        General Counsel, Massachusetts Pension Reserves Investment Management Board
Secretary (since 2004)                                  from September 1997 to March 2001).

STEINROE VARIABLE INVESTMENT TRUST

       INVESTMENT MANAGER AND ADMINISTRATOR
       Columbia Management Advisors, Inc.
       100 Federal Street
       Boston, MA 02110

       TRANSFER AGENT
       Columbia Funds Services, Inc.
       PO Box 8081
       Boston, MA 02266-8081

       IMPORTANT INFORMATION

       A description of the funds' proxy voting policies and procedures is available (i) on the funds' website, www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and
       (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available from the SEC's website. Information regarding how the funds voted proxies relating to portfolio securities is also available from the funds' website.

       The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds' Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SHR-02/095U-0105 (03/05) 05/4266

ITEM 2. CODE OF ETHICS.

   (a) The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

   (b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

   (c) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that Douglas A. Hacker, Thomas E. Stitzel, Anne-Lee Verville and Richard L. Woolworth, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Hacker, Mr. Stitzel, Ms. Verville and Mr. Woolworth are each independent trustees, as defined in paragraph (a)(2) of this item's instructions and collectively constitute the entire Audit Committee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fee information below is disclosed in aggregate for the five series of the registrant whose reports to stockholders are included in this annual filing.

(a) Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2004 and December 31, 2003 are approximately as follows:

                                2004           2003
                                $ 114,400      $ 129,000

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

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(b) Aggregate Audit-Related Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2004 and December 31, 2003 are approximately as follows:

                                2004           2003
                                $ 18,500       $ 28,100

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above. In both fiscal years 2004 and 2003, Audit-Related Fees include certain agreed-upon procedures performed for semi-annual shareholder reports. Audit-Related Fees in fiscal year 2003 also include agreed-upon procedures relating to fund mergers.

(c) Aggregate Tax Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2004 and December 31, 2003 are approximately as follows:

                                2004           2003
                                $ 12,200       $ 11,600

Tax Fees in both fiscal years 2004 and 2003 consist primarily of the review of annual tax returns and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

(d) Aggregate All Other Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2004 and December 31, 2003 are as follows:

                                2004           2003
                                $ 0            $ 0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) above.

None of the amounts described in paragraphs (a) through (d) above were approved pursuant to the "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

I. GENERAL OVERVIEW

The Audit Committee of the registrant has adopted a formal policy (the "Policy") which sets forth the procedures and the conditions pursuant to which the Audit Committee will pre-approve (i) all audit and non-audit (including audit related, tax and all other) services provided by the registrant's independent auditor to the registrant and individual funds (collectively "Fund Services"), and (ii) all non-audit services provided by the registrant's independent auditor to the funds' adviser or a control affiliate of the adviser, that relate directly to the funds' operations and financial reporting (collectively "Fund-related Adviser Services"). A "control affiliate" is an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds, and the term "adviser" is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser. The adviser and control affiliates are collectively referred to as "Adviser Entities."

The Audit Committee uses a combination of specific (on a case-by-case basis as potential services are contemplated) and general (pre-determined list of permitted services) pre-approvals. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor.

The Policy does not delegate the Audit Committee's responsibilities to pre-approve services performed by the independent auditor to management.

II. GENERAL PROCEDURES

On an annual basis, the Fund Treasurer and/or Director of Trustee Administration shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to general pre-approval.

These schedules will provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fees for each instance of providing each service. This general pre-approval and related fees (where provided) will generally cover a one-year period (for example, from June 1 through May 31 of the following year). The Audit Committee will review and approve the types of services and review the projected fees for the next one-year period and may add to, or subtract from, the list of general pre-approved services from time to time, based on subsequent determinations. This approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform. The fee amounts will be updated to the extent necessary at other regularly scheduled meetings of the Audit Committee.

In addition to the fees for each individual service, the Audit Committee has the authority to implement a fee cap on the aggregate amount of non-audit services provided to an individual fund.

If, subsequent to general pre-approval, a fund, its investment adviser or a control affiliate determines that it would like to engage the independent auditor to perform a service that requires pre-approval and that is not included in the general pre-approval list, the specific pre-approval procedure shall be as follows:

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   -  A brief written request shall be prepared by management detailing the proposed engagement with explanation as to why the work is proposed to be performed by the independent auditor;
   - The request should be addressed to the Audit Committee with copies to the Fund Treasurer and/or Director of Trustee Administration;
   - The Fund Treasurer and/or Director of Trustee Administration will arrange for a discussion of the service to be included on the agenda for the next regularly scheduled Audit Committee meeting, when the Committee will discuss the proposed engagement and approve or deny the request.
   - If the timing of the project is critical and the project needs to commence before the next regularly scheduled meeting, the Chairperson of the Audit Committee may approve or deny the request on behalf of the Audit Committee, or, in the Chairperson's discretion, determine to call a special meeting of the Audit Committee for the purpose of considering the proposal. Should the Chairperson of the Audit Committee be unavailable, any other member of the Audit Committee may serve as an alternate for the purpose of approving or denying the request. Discussion with the Chairperson (or alternate, if necessary) will be arranged by the Fund Treasurer and/or Director of Trustee Administration. The independent auditor will not commence any such project unless and until specific approval has been given.

III. CERTAIN OTHER SERVICES PROVIDED TO ADVISER ENTITIES

The Audit Committee recognizes that there are cases where services proposed to be provided by the independent auditor to the adviser or control affiliates are not Fund-related Adviser Services within the meaning of the Policy, but nonetheless may be relevant to the Audit Committee's ongoing evaluation of the auditor's independence and objectivity with respect to its audit services to the funds. As a result, in all cases where an Adviser Entity engages the independent auditor to provide audit or non-audit services that are not Fund Services or Fund-related Adviser Services, were not subject to pre-approval by the Audit Committee, and the projected fees for any such engagement (or the aggregate of all such engagements during the period covered by the Policy) exceeds a pre-determined threshold established by the Audit Committee; the independent auditor, Fund Treasurer and/or Director of Trustee Administration will notify the Audit Committee not later than its next meeting. Such notification shall include a general description of the services provided, the entity that is to be the recipient of such services, the timing of the engagement, the entity's reasons for selecting the independent auditor, and the projected fees. Such information will allow the Audit Committee to consider whether non-audit services provided to the adviser and Adviser Entities, which were not subject to Audit Committee pre-approval, are compatible with maintaining the auditor's independence with respect to the Funds.

IV. REPORTING TO THE AUDIT COMMITTEE

The Fund Treasurer or Director of Trustee Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including:

   -  A general description of the services, and
   -  Actual billed and projected fees, and
   - The means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

In addition, the independent auditor shall report to the Audit Committee annually, and no more than 90 days prior to the filing of audit reports with the SEC, all non-audit services provided to entities in the funds' "investment company complex," as defined by SEC rules, that did not require pre-approval under the Policy.

V. AMENDMENTS; ANNUAL APPROVAL BY AUDIT COMMITTEE

The Policy may be amended from time to time by the Audit Committee. Prompt notice of any amendments will be provided to the independent auditor, Fund Treasurer and Director of Trustee Administration. The Policy shall be reviewed and approved at least annually by the Audit Committee.

                                      *****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the "de minimis" exception under paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended December 31, 2004 and December 31, 2003 was zero.

(f) Not applicable.

(g) All non-audit fees billed by the registrant's accountant for services rendered to the registrant for the fiscal years ended December 31, 2004 and December 31, 2003 are disclosed in (b) through (d) of this Item.

During the fiscal years ended December 31, 2004 and December 31, 2003, there were no Audit-Related Fees or Tax Fees that were approved for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X. During the fiscal years ended December 31, 2004 and December 31, 2003, All Other Fees that were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X were approximately $93,500 and $95,000, respectively. For both fiscal years, All Other Fees relate to internal controls reviews of the registrant's transfer agent.

The percentage of Audit-Related Fees, Tax Fees and All Other Fees required to be approved under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during both fiscal years ended December 31, 2004 and December 31, 2003 was zero.

(h) The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence. The Audit Committee determined that the provision of such services is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The registrant's "Schedule I - Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, since those procedures were last disclosed in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

   (a) The registrant's principal executive officer and principal financial officers, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

   (b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                  SteinRoe Variable Investment Trust
            -------------------------------------------------------------


By (Signature and Title)      /S/ Christopher L. Wilson
                        -------------------------------------------------
                              Christopher L. Wilson, President


Date                          March 1, 2005
    ---------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)      /S/ Christopher L. Wilson
                        -------------------------------------------------
                              Christopher L. Wilson, President


Date                          March 1, 2005
    ---------------------------------------------------------------------


By (Signature and Title)      /S/ J. Kevin Connaughton
                        -------------------------------------------------
                              J. Kevin Connaughton, Treasurer


Date                          March 1, 2005
    ---------------------------------------------------------------------